Exhibit (d)(2)

THIS SUPPLEMENTAL INDENTURE, AND THE RIGHTS OF THE PARTIES HEREUNDER, ARE SUBJECT TO THE  PROVISIONS OF THE OMNIBUS INTERCREDITOR AGREEMENT, DATED AS OF                                     , 20  , BETWEEN THE TRUSTEE AND THE OTHER CREDITORS PARTY THERETO FROM TIME TO TIME, AND THE COMPANY AND THE GUARANTORS, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS THEREOF

FIBERTOWER CORPORATION,

as the Company,

the Guarantor parties named herein

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as the Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of [                ] [    ], 2009

to

INDENTURE

Dated as of November 9, 2006

9.00% Convertible Senior Secured Notes due 2012

FIRST SUPPLEMENTAL INDENTURE, dated as of [                ] [    ], 2009 (this “Supplemental Indenture”), among FIBERTOWER CORPORATION, a Delaware corporation (the “Company”), the Guarantor parties named on the signature pages hereto (collectively, the “Guarantors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee under the Indenture referred to below (in such capacity, the “Trustee”).

RECITALS

WHEREAS, the Company, the Guarantors and the Trustee are parties to an Indenture, dated as of November 9, 2006 (the “Original Indenture”), such Original Indenture, as amended and supplemented from time to time (including without limitation pursuant to this Supplemental Indenture), being referred to herein as the “Indenture”; and

WHEREAS, pursuant to Section 10.02 of the Indenture, the Company, the Guarantors and the Trustee may amend or supplement the Indenture with the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes); and

WHEREAS, the Company has obtained written consents from the Holders of at least a majority in aggregate principal amount of the outstanding Notes with respect to (a) the amendments to the Indenture set forth herein, (b) the amendments to the Collateral Agreements set forth in the documents described in Schedule I to this Supplemental Indenture, and (c) the amendments to the Intercreditor Agreement set forth in the Omnibus Intercreditor Agreement attached as Exhibit G to this Supplemental Indenture; and

WHEREAS, among other things, it is a condition to the effectiveness of this Supplemental Indenture that the Company has irrevocably accepted for exchange all Notes validly tendered (other than those Notes that have been validly withdrawn) in the Company’s exchange offer and consent solicitation in respect of the Notes pursuant to the Company’s Offering Memorandum and Consent Solicitation Statement dated October [    ], 2009, and such condition has been satisfied;

WHEREAS, accordingly, this Supplemental Indenture and the amendments set forth herein are authorized pursuant to Section 10.02 of the Indenture; and

WHEREAS, the execution and delivery of this Supplemental Indenture has been duly authorized by the parties hereto, and all other acts necessary to make this Supplemental Indenture a valid and binding supplement to the Indenture effectively amending the Indenture as set forth herein have been duly taken; and

NOW, THEREFORE, in consideration of the premises, agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE 1
RELATION TO INDENTURE; DEFINITIONS

SECTION 1.01.  Relation to Indenture.

With respect to the Notes, this Supplemental Indenture constitutes an integral part of the Indenture.

SECTION 1.02.  Definitions.

For all purposes of this Supplemental Indenture, except as otherwise expressly provided herein, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Original Indenture.

SECTION 1.03.  General References.

All references in this Supplemental Indenture to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture; and the terms “herein”, “hereof”, “hereunder” and any other word of similar import refers to this Supplemental Indenture.

ARTICLE 2
AMENDMENTS TO INDENTURE

SECTION 2.01.  Amendments.

Effective upon the date hereof, with respect to all outstanding Notes:

(a)           The definition of “Unrestricted Subsidiary” set forth in Section 1.01 of the Indenture is hereby amended and restated to read, in its entirety, as follows:

“‘Unrestricted Subsidiary’ means any Subsidiary of the Company that is designated by the Board of Directors of the Company as an Unrestricted Subsidiary pursuant to a Board Resolution.”

(b)           Sections 3.08, 3.09, 5.04(b), 5.04(c), 5.05, 5.06, 5.07, 5.08, 5.09, 5.10, 5.11, 5.12, 5.13, 5.15, 5.16, 5.17, 5.18, 5.19, 5.20, 5.21, 5.22 and 5.23 of the Indenture are hereby deleted and the Company and the Guarantors are hereby released from their respective obligations thereunder.

(c)           Any failure by the Company or any Guarantor to comply with the terms of any of the provisions of the Indenture described in Section 2.01(b) of this Supplemental Indenture (whether before or after the execution of this Supplemental Indenture) shall no longer constitute a Default or an Event of Default under the Indenture and shall no longer have any other consequence under the Indenture.

(d)           Section 5.03 of the Indenture is hereby amended and restated to read, in its entirety, as follows:

“SECTION 5.03     Reports.

The Company and each Guarantor (to the extent that such Guarantor is so required under the TIA) shall at all times comply with Section 314(a) of the TIA.”

(e)           There is hereby added to the Indenture a new Section 5.24, as follows:

“SECTION 5.24     Subordinated Guarantee of New License Subsidiary.

Reference is hereby made to the indenture (the “Interim Notes Indenture”), entered into on or about the date of this Supplemental Indenture by and among the Company, the guarantors thereunder, and the Trustee, relating to the Company’s 9.00% Mandatorily Redeemable Convertible Senior Secured Notes due 2012 issued by the Company, and to the indenture (the “New Notes Indenture”) attached as Exhibit H to the Interim Notes Indenture.  Pursuant to Section 5.23 of the Interim Notes Indenture and the New Notes Indenture, the Company is obligated to form or cause to be formed the “New License Subsidiary” (as such term is defined in

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the Interim Notes Indenture and the New Notes Indenture, and which term shall have the meaning herein that is provided in the Interim Notes Indenture and the New Notes Indenture), and to provide a guarantee under such Interim Notes Indenture and New Notes Indenture of such New License Subsidiary.  Upon the provision of the guarantee by the New License Subsidiary under the Interim Notes Indenture or, if sooner, under the New Notes Indenture, the Company shall cause such New License Subsidiary to execute and deliver to the Trustee a supplemental indenture in form and substance reasonably satisfactory to the Trustee pursuant to which such New License Subsidiary shall unconditionally guarantee on a subordinated unsecured basis, as set forth in Section 12.05 hereof, all of the Company’s obligations under the Notes and this Indenture.”

(f)            Article 6 of the Indenture is hereby amended and restated to read, in its entirety, as follows:

“ARTICLE 6
SUCCESSORS

SECTION 6.01       Merger, Consolidation, or Sale of Assets.

The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly:

(1)   consolidate or merge with or into another Person (whether or not the Company or such Restricted Subsidiary is the surviving entity); or

(2)   sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company and its Restricted Subsidiaries taken as a whole, in one or more related transactions, to another Person, unless:

A.           if the Company or such Restricted Subsidiary is a party to such transaction, either (i) the Company or such Restricted Subsidiary is the surviving entity or (ii) the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, conveyance or other disposition has been made is a corporation, limited liability company, limited partnership or other legal entity organized or existing under the laws of the United States, any state of the United States or the District of Columbia; and

B.             if the Company or such Restricted Subsidiary is a party to such transaction, the Person formed by or surviving any such consolidation or merger (if other than the Company or such Restricted Subsidiary) or the Person to which such sale, assignment, transfer, conveyance or other disposition has been made assumes all the obligations of the Company or such Restricted Subsidiary under the Notes and this Indenture pursuant to agreements reasonably satisfactory to the Trustee.

This Section 6.01 will not apply to:

(1)   a merger of the Company or a Restricted Subsidiary of the Company with an Affiliate solely for the purpose of reorganizing the Company in another jurisdiction; or

(2)   any consolidation or merger, or any sale, assignment, transfer, conveyance, lease or other disposition of assets between or among the Company and its Restricted Subsidiaries that are Guarantors.

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SECTION 6.02       Successor Person Substituted.

Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company or any of its Restricted Subsidiaries in accordance with Section 6.01 hereof, the successor Person formed by such consolidation or into or with which the Company or such Restricted Subsidiary is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition, the provisions of this Indenture referring to the “Company” or to a “Restricted Subsidiary” or “Guarantor” shall refer instead to the successor Person and not to the Company or such Restricted Subsidiary or Guarantor, as the case may be), and may exercise every right and power of the Company or such Restricted Subsidiary or Guarantor under this Indenture with the same effect as if such successor Person had been named as the Company or a Restricted Subsidiary or Guarantor herein; provided, however, that the predecessor Person shall not be relieved from the obligation to pay the principal of and interest on the Notes, except in the case of a sale of all or substantially all assets that meets the requirements of Section 6.01 hereof.”

(g)           Clauses (4), (6), (7), (8), (9), (10), (11), (12) and (13) of Section 7.01 of the Indenture are hereby deleted, and the events described therein shall no longer constitute Events of Default under the Indenture.

(h)           There is hereby added to the Indenture a new Section 12.05, as follows:

“SECTION 12.05   Subordination of Guarantee of New License Subsidiary.

Notwithstanding anything in this Indenture to the contrary, any Note Guarantee provided by the New License Subsidiary pursuant to Section 5.24 hereof shall be subordinated in right of payment, as set forth in this Section 12.05, to the prior payment in full in cash of all Senior Obligations (as defined below).  The New License Subsidiary may not make any payment on or in respect of its Note Guarantee hereunder until all Senior Obligations have been paid in full in cash.  In addition, until all Senior Obligations have been paid in full in cash, no Holder, nor any person acting on behalf of the Holders, nor any other person entitled to the benefits of the New License Subsidiary’s Note Guarantee, may take any action, directly or indirectly, to enforce its rights with respect to the New License Subsidiary’s Note Guarantee, or commence, or join with any other person in commencing, any assignment for the benefit of creditors or any proceeding against the New License Subsidiary, its successors or assigns or any other person with respect to the New License Subsidiary’s Note Guarantee under any bankruptcy, reorganization, readjustment of debt, dissolution, receivership, liquidation or insolvency law or statue now or hereafter in effect in any jurisdiction (provided that each Holder or other such person shall be entitled to file a proof of claim in respect of such Note Guarantee in any such proceeding so long as such proof of claim shall state that such claim is subordinated to the extent and in the manner set forth herein).  If a Holder or any person acting on behalf of the Holders receives any distribution (including, without limitation, any distribution in any insolvency proceeding of any nature) on the New License Subsidiary’s Note Guarantee that because of this subordination should not have been made to them, such person who receives such distribution shall hold it in trust, segregated from such person’s other funds and assets, for the holders of Senior Obligations, and shall promptly pay such distribution over, in the form received, to such holders Senior Obligations as are entitled to such distribution.  As used herein, “Senior Obligations” means all “Note Obligations” (as defined in the Interim Notes Indenture; such obligations, the “Interim Notes Obligations”), all “Note Obligations” (as defined in the New Notes Indenture; such obligations, the “New Notes Obligations”), and any other Indebtedness of the Company or any guarantor of any Senior Obligations that is not contractually subordinated in right of payment to

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the Interim Notes Obligations or the New Notes Obligations.  The subordination set forth herein is for the benefit of and may be enforced by the holders of any Senior Obligations.  The notation of any Note Guarantee of the New License Subsidiary required by Section 12.03 hereof shall reflect such subordination.”

(i)            Exhibit G to the Indenture is hereby amended and restated to read, in its entirety, as set forth in Exhibit G to this Supplemental Indenture.

SECTION 2.02.  Deleted Defined Terms; Cross-References.

The Indenture is hereby amended by deleting any definitions from the Indenture with respect to which references would be eliminated as a result of the amendments of the Indenture pursuant to Section 2.01 hereof.  Notwithstanding any provision in the Indenture to the contrary, each cross-reference to any section of the Indenture that is eliminated as a result of the amendments set forth in Article 2 of this Supplemental Indenture, as in effect immediately prior to this Supplemental Indenture becoming operative, shall be of no further force or effect.

ARTICLE 3
AMENDMENTS TO COLLATERAL DOCUMENTS

SECTION 3.01.  Amendments to Collateral Documents.

The Company represents that it has obtained written consents of at least a majority in aggregate principal amount of the outstanding Notes with respect to the amendments to (a) the Pledge and Security Agreement, dated November 9, 2006, made by FiberTower Corporation, FiberTower Network Services Corp., Art Leasing, Inc., Teligent Services Acquisition, Inc., Art Licensing Corporation, FiberTower Solutions Corporation and the other Grantors from time to time party thereto in favor of Wells Fargo Bank, National Association, as Collateral Agent, (b) the Intellectual Property Security Agreement, dated November 9, 2006, made by FiberTower Solutions Corporation in favor of Wells Fargo Bank, National Association, as Collateral Agent, (c) the Control Agreement, dated November 9, 2006, among FiberTower Corporation, SunTrust Banks, Inc. and Wells Fargo Bank, National Association, as Collateral Agent, and (d) the Control Agreement, dated November 9, 2006, among FiberTower Network Services Corp., SunTrust Banks, Inc. and Wells Fargo Bank, National Association, as Collateral Agent, set forth in Schedule I hereto.  Such amendments shall become effective upon execution thereof by the parties thereto, which execution shall occur concurrently with the execution and delivery of this Supplemental Indenture.

ARTICLE 4
MISCELLANEOUS

SECTION 4.01.  Certain Trustee Matters.

The recitals contained herein shall be taken as the statements of the Company and the Guarantors, and the Trustee assumes no responsibility for their correctness.

The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or the proper authorization or due execution thereof by the Company or the Guarantors.

Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or should be construed to be assumed, by the Trustee by reason if this Supplemental Indenture.

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SECTION 4.02.  Continued Effect.

Except as expressly supplemented and amended by this Supplemental Indenture, the Original Indenture (as supplemented and amended to date) shall continue in full force and effect in accordance with the provisions thereof, and the Original Indenture (as so supplemented and amended, and as further supplemented and amended by this Supplemental Indenture) is in all respects hereby ratified and confirmed.  This Supplemental Indenture and all its provisions shall be deemed a part of the Original Indenture in the manner and to the extent herein and therein provided.

SECTION 4.03.  Governing Law.

This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 4.04.  Counterparts.

This instrument may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 4.05.  Intercreditor Agreement.

The Holders hereby irrevocably authorize and direct the Trustee to enter into the Omnibus Intercreditor Agreement on behalf of the Trustee and the Holders, and agree to be bound by the provisions thereof as if they were direct signatories thereof, and to take all actions required to be taken by them in accordance with the provisions thereof, and to otherwise comply therewith, and irrevocably authorize and direct the Trustee to take all actions on its or the Holders’ behalf as are necessary to comply with the provisions thereof. The rights and remedies of the Trustee, on behalf of the Holders, under the Indenture shall be subject to the Omnibus Intercreditor Agreement as in effect from time to time. In the event of any conflict between the terms of the Omnibus Intercreditor Agreement and the Indenture, the terms of the Omnibus Intercreditor Agreement shall govern and control.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and delivered, all as of the day and year first above written.

COMPANY:

FIBERTOWER CORPORATION

By:
Name:
Title:

GUARANTORS:

FIBERTOWER NETWORK SERVICES CORP.

By:
Name:
Title:

FIBERTOWER SOLUTIONS CORPORATION

By:
Name:
Title:

ART LEASING CORPORATION

By:
Name:
Title:

ART LEASING, INC.

By:
Name:
Title:

TELIGENT SERVICES ACQUISITION, INC.

By:
Name:
Title:

SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE

TRUSTEE:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE

SCHEDULE I

DOCUMENTS AMENDING COLLATERAL AGREEMENTS

1.                                       First Amendment to Pledge and Security Agreement, dated as of [                ] [    ], 2009, made by Fibertower Corporation, Fibertower Network Services Corp., Art Leasing, Inc., Teligent Services Acquisition, Inc., Art Licensing Corporation, Fibertower Solutions Corporation in favor of Wells Fargo Bank, National Association, as Collateral Agent.

2.                                       First Amendment to Intellectual Property Security Agreement, dated as of [                ] [    ], 2009, made by Fibertower Solutions Corporation in favor of Wells Fargo Bank, National Association, as Collateral Agent.

3.                                       First Amendment to Control Agreements, dated as of [                ] [    ], 2009, among FiberTower Corporation, Wells Fargo Bank, National Association, as Collateral Agent, and Suntrust Banks, Inc., and among Fibertower Network Services Corp., Wells Fargo Bank, National Association, as Collateral Agent, and Suntrust Banks, Inc.

Schedule I-1

FIRST AMENDMENT TO SECURITY AGREEMENT

FIRST AMENDMENT TO SECURITY AGREEMENT (this “Amendment”), dated as of [                                 ], 2009, among FiberTower Corporation, a Delaware corporation (the “Issuer”), FIBERTOWER NETWORK SERVICES CORP., a Delaware corporation (“FNS”), ART LEASING, INC., a Delaware corporation (“Art Leasing”), TELIGENT SERVICES ACQUISITION, INC., a Delaware corporation (“Teligent”), ART LICENSING CORPORATION, a Delaware corporation (“Art Licensing”), and FIBERTOWER SOLUTIONS CORPORATION, a Delaware corporation (“Solutions” and, collectively with FNS, Art Leasing, Teligent, Art Licensing, the “Guarantors”, and together with the Issuer, the “Grantors”), and  Wells Fargo Bank, National Association, as collateral agent under the Security Agreement (as defined below) for and on behalf of the Secured Parties (as defined in the Security Agreement) (together with its successors and assigns in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Issuer, the Guarantors and Wells Fargo Bank, National Association, in its capacity as trustee on behalf of the holders of the notes issued from time to time thereunder (the “Holders”), have entered into that certain Indenture, dated as of November 9, 2006 (as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Indenture”) providing for the issuance of the Issuer’s 9.00% Convertible Senior Secured Notes due 2012 (the “Notes”);

WHEREAS, the Grantors have granted to the Collateral Agent, for the benefit of the Secured Parties (as defined in the Security Agreement), as collateral security for the payment in full of the Notes and the other Secured Obligations (as defined in the Security Agreement) a security interest in the Collateral (as defined in the Security Agreement) pursuant to that certain Pledge and Security Agreement, dated as of November 9, 2006 (as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Security Agreement”), among the Grantors in favor of the Collateral Agent;

WHEREAS, certain of the Holders have agreed to exchange Notes held by such Holders for the Issuer’s 9.00% Mandatorily Redeemable Convertible Senior Secured Notes due 2012, and in connection therewith Holders of at least a majority in aggregate principal amount of the Notes outstanding voting as a single class have agreed to amend the Security Agreement as set forth herein; and

WHEREAS, the Grantors and the Collateral Agent wish to amend the Security Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Amendments to Security Agreement.

(a)           The first page of the Security Agreement, the first page of Exhibit B-1 to the Security Agreement, the first page of Exhibit B-2 to the Security Agreement, the first page of Exhibit C to the Security Agreement, the first page of Exhibit D to the Security Agreement and the first page of Exhibit E to the Security Agreement are hereby amended by inserting the following legend at the top thereof:

“THIS AGREEMENT, AND THE RIGHTS OF THE PARTIES HEREUNDER, ARE SUBJECT TO THE PROVISIONS OF THE OMNIBUS INTERCREDITOR AGREEMENT, DATED AS OF [                         ,] 2009, AMONG THE COLLATERAL AGENT AND THE OTHER CREDITORS PARTY THERETO FROM TIME TO TIME, AND THE ISSUER AND THE OTHER GRANTORS, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS THEREOF.”

(b)           The fourth “WHEREAS” clause set forth in the preambles of the Security Agreement is hereby amended in its entirety to read as follows:

“WHEREAS, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder shall be subject to the provisions of the Intercreditor Agreement (to the extent the Intercreditor Agreement has been entered into in accordance with the Indenture and otherwise has not been terminated in accordance with its terms);”

(c)           The definition of “Excluded Assets” set forth in Section 1.1 of the Security Agreement is hereby amended by (i) deleting the word “and” immediately before clause (6) of said definition, (ii) deleting the period at the end of said definition and inserting the punctuation and word “; and” in lieu thereof, and (iii) inserting a new clause (7) at the end of said definition reading as follows:

“(7) any right, title or interest of any Grantor (whether direct or indirect) in the New License Subsidiary.”

(d)           The definition of “Intercreditor Agreement” set forth in Section 1.1 of the Security Agreement is amended in its entirety to reads as follows:

““Intercreditor Agreement” means the Omnibus Intercreditor Agreement, dated as of [                           ], 2009, among the Collateral Agent and the other creditors party thereto from time to time, and the Issuer and the other Grantors, as amended or otherwise modified from time to time in accordance with the provisions thereof.”

(e)           Section 1.1 of the Security Agreement shall be amended by inserting the following defined term in the appropriate alphabetical location:

““New License Subsidiary” means [                    ], a [                    ], and a Subsidiary of FiberTower and to which FiberTower has transferred (or is obligated to transfer) FiberTower’s FCC Licenses.”

(f)            Section 2.3 of the Security Agreement shall be amended by deleting the last sentence of said Section and inserting the following in lieu thereof:

“Notwithstanding anything herein to the contrary, as long as any obligations remain outstanding in respect of any Senior Indebtedness (as defined in the Intercreditor

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Agreement) or any Pari Passu Indebtedness, the requirements under this Agreement to deliver Collateral to the Collateral Agent or register the Collateral Agent as the registered owner of any Collateral shall be deemed satisfied by delivery of such Collateral to, or the registration of such Collateral in the name of, the Controlling Agent (as defined in the Intercreditor Agreement).”

(g)           Section  7.19 of the Security Agreement is hereby amended in its entirety to read as follows:

““SECTION 7.19  Intercreditor Agreement.  The rights and remedies of the Collateral Agent and the Trustee, on behalf of the Secured Parties, under this Agreement shall be subject to the Omnibus Intercreditor Agreement, if any, in effect from time to time.  In the event of any conflict between the terms of the Omnibus Intercreditor Agreement and this Agreement, the terms of the Omnibus Intercreditor Agreement shall govern and control.”

(h)           Exhibit B-1 to the Security Agreement is hereby amended by deleting Section 6 thereof and inserting the following in lieu thereof:

““SECTION 6.  Intercreditor Agreement.  The rights and remedies of the Collateral Agent and the Trustee, on behalf of the Secured Parties, under this Agreement shall be subject to the Omnibus Intercreditor Agreement, if any, in effect from time to time.  In the event of any conflict between the terms of the Omnibus Intercreditor Agreement and this Agreement, the terms of the Omnibus Intercreditor Agreement shall govern and control.”

(i)            Exhibit B-2 to the Security Agreement is hereby amended by deleting Section 6 thereof and inserting the following in lieu thereof:

““SECTION 6.  Intercreditor Agreement.  The rights and remedies of the Collateral Agent and the Trustee, on behalf of the Secured Parties, under this Agreement shall be subject to the Omnibus Intercreditor Agreement, if any, in effect from time to time.  In the event of any conflict between the terms of the Omnibus Intercreditor Agreement and this Agreement, the terms of the Omnibus Intercreditor Agreement shall govern and control.”

(j)            Exhibit C to the Security Agreement is hereby amended by deleting Section 15 thereof and inserting the following in lieu thereof:

““SECTION 15.  Intercreditor Agreement.  The rights and remedies of the Collateral Agent and the Trustee (as defined in the Security Agreement), on behalf of the Secured Parties (as defined in the Security Agreement), under this Agreement shall be subject to the Omnibus Intercreditor Agreement referred to above, if any, in effect from time to time.  In the event of any conflict between the terms of such Omnibus Intercreditor Agreement and this Agreement, the terms of such Omnibus Intercreditor Agreement shall govern and control.”

(k)           Exhibit D to the Security Agreement is hereby amended by deleting Section 17 thereof and inserting the following in lieu thereof:

““SECTION 17.  Intercreditor Agreement.  The rights and remedies of the Collateral Agent and the Trustee (as defined in the Security Agreement), on behalf of the Secured Parties (as defined in the Security Agreement), under this Agreement shall be subject to the Omnibus Intercreditor Agreement referred to above, if any, in effect from time to time.  In the event of any conflict between the terms of such Omnibus Intercreditor Agreement and this Agreement, the terms of such Omnibus Intercreditor Agreement shall govern and control.”

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(l)            Exhibit E to the Security Agreement is hereby amended by deleting Section 15 thereof and inserting the following in lieu thereof:

““SECTION 15.  Intercreditor Agreement.  The rights and remedies of the Collateral Agent and the Trustee (as defined in the Security Agreement), on behalf of the Secured Parties (as defined in the Security Agreement), under this Agreement shall be subject to the Omnibus Intercreditor Agreement referred to above, if any, in effect from time to time.  In the event of any conflict between the terms of such Omnibus Intercreditor Agreement and this Agreement, the terms of such Omnibus Intercreditor Agreement shall govern and control.”

Section 2.               Miscellaneous.

(a)           The Grantors each hereby ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, the Security Agreement and agrees that the Security Agreement remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein.

(b)           This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.  Delivery of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

(c)           This Amendment shall become effective on the date when the Grantors and the Collateral Agent shall have executed and delivered a copy hereof (whether the same or different copies).

(d)           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

*                    *                    *

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IN WITNESS WHEREOF, each of the undersigned parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

FIBERTOWER CORPORATION,
a Delaware corporation, as Grantor

By:
Name:
Title:

FIBERTOWER NETWORK SERVICES CORP., a Delaware corporation, as a Grantor

By:
Name:
Title:

ART LEASING, INC., a Delaware corporation, as a Grantor

By:
Name:
Title:

ART LICENSING CORPORATION, a Delaware corporation, as a Grantor

By:
Name:
Title:

[Signature Page to 1st Amendment to Security Agreement]

TELIGENT SERVICES ACQUISITION, INC., a Delaware corporation, as a Grantor

By:
Name:
Title:

FIBERTOWER SOLUTIONS CORPORATION, a Delaware corporation, as a Grantor

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

[Signature Page to 1st Amendment to Security Agreement]

Schedule I-2

FIRST AMENDMENT TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

FIRST AMENDMENT TO INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “Amendment”), dated as of [                             ], 2009, among FiberTower Solutions Corporation, a Delaware corporation (the “Grantor”), and Wells Fargo Bank, National Association, as collateral agent under the Security Agreement (as defined below) for and on behalf of the Secured Parties (as defined in the Security Agreement) (together with its successors and assigns in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, FiberTower Corporation (the “Issuer”), FiberTower Network Services Corp., ART Leasing, Inc., Teligent Services Acquisition, Inc., ART Licensing Corporation, the Grantor and Wells Fargo Bank, National Association, in its capacity as trustee on behalf of the holders of the notes issued from time to time thereunder (the “Holders”), have entered into that certain Indenture, dated as of November 9, 2006 (as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Indenture”) providing for the issuance of the Issuer’s 9.00% Convertible Senior Secured Notes due 2012 (the “Notes”);

WHEREAS, the Grantor has granted to the Collateral Agent, for the benefit of the Secured Parties (as defined in the Security Agreement), as collateral security for the payment in full of the Notes and the other Secured Obligations (as defined in the Security Agreement) a security interest in the Intellectual Property Collateral (as defined in the Intellectual Property Security Agreement referred to below) pursuant to that certain Pledge and Security Agreement, dated as of November 9, 2006 (as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Security Agreement”), among the Issuer, the Grantor and the other Grantors (as defined therein) in favor of the Collateral Agent;

WHEREAS, in order to perfect and ensure the priority of the security interests in the Intellectual Property Collateral granted pursuant to the Security Agreement, the Grantor executed and delivered in favor of the Collateral Agent an Intellectual Property Security Agreement dated as of November 9, 2006 (as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Intellectual Property Security Agreement”);

WHEREAS, certain of the Holders have agreed to exchange their Notes for the Issuer’s 9.00% Mandatorily Redeemable Convertible Senior Secured Notes due 2012, and in connection therewith Holders of at least a majority in aggregate principal amount of the Notes outstanding voting as a single class have agreed to amend the Intellectual Property Security Agreement as set forth herein; and

WHEREAS, the Grantor and the Collateral Agent wish to amend the Intellectual Property Security Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Amendments to Intellectual Property Security Agreement.

(a)           The first page of the Intellectual Property Security Agreement is hereby amended by inserting the following legend at the top thereof:

“THIS AGREEMENT, AND THE RIGHTS OF THE PARTIES HEREUNDER, ARE SUBJECT TO THE PROVISIONS OF THE OMNIBUS INTERCREDITOR AGREEMENT, DATED AS OF [                           ,] 2009, AMONG THE COLLATERAL AGENT AND THE OTHER CREDITORS PARTY THERETO FROM TIME TO TIME, AND THE GRANTOR AND THE OTHER “GRANTORS” PARTY THERETO, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS THEREOF.”

(b)           Section 6 of the Intellectual Property Security Agreement is hereby amended in its entirety to read as follows:

““SECTION 6.  Intercreditor Agreement.  The rights and remedies of the Collateral Agent and the Trustee, on behalf of the Secured Parties, under this Agreement shall be subject to the Omnibus Intercreditor Agreement, if any, in effect from time to time.  In the event of any conflict between the terms of the Omnibus Intercreditor Agreement and this Agreement, the terms of the Omnibus Intercreditor Agreement shall govern and control.”

Section 2.               Miscellaneous.

(a)           The Grantor hereby ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, the Intellectual Property Security Agreement and agrees that the Intellectual Property Security Agreement remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein.

(b)           This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.  Delivery of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

(c)           This Amendment shall become effective on the date when the Grantor and the Collateral Agent shall have executed and delivered a copy hereof (whether the same or different copies).

(d)           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

*                    *                    *

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IN WITNESS WHEREOF, each of the undersigned parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

FIBERTOWER SOLUTIONS CORPORATION,
a Delaware corporation, as Grantor

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

[Signature Page to 1st Amendment to Intellectual Property Security Agreement]

Schedule I-3

FIRST AMENDMENT TO CONTROL AGREEMENTS

FIRST AMENDMENT TO CONTROL AGREEMENTS (this “Amendment”), dated as of [                     ], 2009, among FiberTower Corporation, a Delaware corporation (the “Grantor”), SunTrust Banks, Inc., in its capacity as “securities intermediary (as defined in Section 8-102(a)(14) of the New York Uniform Commercial Code (the “UCC”)) and a “bank” (as defined in Section 9-102(a)(8) of the UCC) (in such capacities, the “Financial Institution”), and Wells Fargo Bank, National Association, as collateral agent under the Security Agreement (as defined below) for and on behalf of the Secured Parties (as defined in the Security Agreement) (together with its successors and assigns in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantor, FiberTower Network Services Corp., ART Leasing, Inc., Teligent Services Acquisition, Inc., ART Licensing Corporation, FiberTower Solutions Corporation and Wells Fargo Bank, National Association, in its capacity as trustee on behalf of the holders of the notes issued from time to time thereunder (the “Holders”), have entered into that certain Indenture, dated as of November 9, 2006 (as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Indenture”) providing for the issuance of the Grantor’s 9.00% Convertible Senior Secured Notes due 2012 (the “Notes”);

WHEREAS, the Grantor has granted to the Collateral Agent, for the benefit of the Secured Parties (as defined in the Security Agreement), as collateral security for the payment in full of the Notes and the other Secured Obligations (as defined in the Security Agreement) a security interest in the Pledged Accounts (as defined in the Control Agreements referred to below) pursuant to that certain Pledge and Security Agreement, dated as of November 9, 2006 (as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Security Agreement”), among the Grantor and the other Grantors (as defined therein) in favor of the Collateral Agent;

WHEREAS, in order to perfect and ensure the priority of the security interests in the Pledged Accounts granted pursuant to the Security Agreement, the parties hereto entered into (i) a Control Agreement, dated as of November 9, 2006, relating to the deposit accounts specified on Schedule1 thereto with account numbers 1000030476872 and 1000030476880 and the securities account specified on Schedule 1 thereto with account number 7045609; and (ii) a Control Agreement, dated as of November 9, 2006, relating to the securities account specified on Schedule 1 thereto with account number 7917624 (collectively, as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Control Agreements” and each, individually, a “Control Agreement”);

WHEREAS, certain of the Holders have agreed to exchange their Notes for the Grantor’s 9.00% Mandatorily Redeemable Convertible Senior Secured Notes due 2012, and in connection therewith Holders of at least a majority in aggregate principal amount of the Notes outstanding voting as a single class have agreed to amend the Control Agreements as set forth herein; and

WHEREAS, the Grantor, the Financial Institution and the Collateral Agent wish to amend the Control Agreements as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Amendments to Control Agreements.

(a)           The first page of each Control Agreement is hereby amended by inserting the following legend at the top thereof:

“THIS AGREEMENT, AND THE RIGHTS OF THE PARTIES HEREUNDER, ARE SUBJECT TO THE PROVISIONS OF THE OMNIBUS INTERCREDITOR AGREEMENT, DATED AS OF [                         ,] 2009, AMONG THE COLLATERAL AGENT AND THE OTHER CREDITORS PARTY THERETO FROM TIME TO TIME, AND THE GRANTOR AND THE OTHER “GRANTORS” PARTY THERETO, AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS THEREOF.”

(b)           Section 17 of each Control Agreement is hereby amended in its entirety to read as follows:

““SECTION 17.  Intercreditor Agreement.  The rights and remedies of the Collateral Agent and the Trustee (as defined in the Security Agreement), on behalf of the Secured Parties (as defined in the Security Agreement), under this Agreement shall be subject to the Omnibus Intercreditor Agreement referred to above, if any, in effect from time to time.”

Section 2.               Miscellaneous.

(a)           The Grantor and the Financial Institution each hereby ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each of the Control Agreements and agrees that each of the Control Agreements remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein.

(b)           This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.  Delivery of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

(c)           This Amendment shall become effective on the date when the Grantor, the Financial Institution and the Collateral Agent shall have executed and delivered a copy hereof (whether the same or different copies).

(d)           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

*                    *                    *

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IN WITNESS WHEREOF, each of the undersigned parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

FIBERTOWER CORPORATION,
a Delaware corporation, as Grantor

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

SUNTRUST BANKS, INC., as Financial Institution

By:
Name:
Title:

[Signature Page to 1st Amendment to Control Agreements]

EXHIBIT G

FORM OF

OMNIBUS INTERCREDITOR AGREEMENT

(See attached)

OMNIBUS INTERCREDITOR AGREEMENT

This OMNIBUS INTERCREDITOR AGREEMENT, dated as of November [    ], 2009 (as may be amended, modified, supplemented, or restated from time to time, this “Omnibus Agreement”), is entered into by and among (a) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as trustee pursuant to the Existing Notes Indenture (as hereinafter defined) for the Existing Notes Noteholders (as hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, the “Existing Notes Trustee”); (b) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as collateral agent pursuant to the Existing Notes Collateral Agreements (as hereinafter defined) for the benefit of the Existing Notes Trustee and the Existing Notes Noteholders (in such capacity, together with its successors and assigns in such capacity, the “Existing Notes Collateral Agent”); (c) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as trustee pursuant to the Interim Notes Indenture (as hereinafter defined) for the Interim Notes Noteholders (as hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, the “Interim Notes Trustee”); (d) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as collateral agent pursuant to the Interim Notes Collateral Agreements (as hereinafter defined) for the benefit of the Interim Notes Trustee and the Interim Notes Noteholders (in such capacity, together with its successors and assigns in such capacity, the “Interim Notes Collateral Agent”); (e) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association or such other entity designated to act as trustee pursuant to the New Notes Indenture (as hereinafter defined) for the New Notes Noteholders (as hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, the “New Notes Trustee”) which shall become a party to this Omnibus Agreement as of the Transition Effective Date (as hereinafter defined);  (f) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association or such other entity designated to act as collateral agent under the New Notes Indenture for the benefit of the New Notes Trustee and the New Notes Noteholders (in such capacity, together with its successors and assigns in such capacity, the “New Notes Collateral Agent”) which shall become a party to this Omnibus Agreement as of the Transition Effective Date (as hereinafter defined); (g) each additional Person from time to time party hereto acting as authorized representative for the Additional Secured Parties of the Series of Secured Debt with respect to which it is acting in such capacity; and (h) FIBERTOWER CORPORATION, a Delaware corporation (the “Company”), FIBERTOWER NETWORK SERVICES CORP., a Delaware corporation, ART LEASING, INC., a Delaware corporation, TELIGENT SERVICES ACQUISITION, INC., a Delaware corporation, ART LICENSING CORPORATION, a Delaware corporation, and FIBERTOWER SOLUTIONS CORPORATION, a Delaware corporation.

W I T N E S S E T H:

WHEREAS, the Company, the Guarantors named therein, and the Existing Notes Trustee have entered into the Indenture, dated as of November 9, 2006, (as such Indenture may be amended, modified, supplemented, extended, renewed, restated or refinanced, the “Existing

Notes Indenture”) governing the 9.00% Convertible Senior Secured Notes due 2012 (such notes, the “Existing Notes”) issued by the Company to the Existing Notes Noteholders;

WHEREAS, on the date hereof the Company, the Guarantors named therein (the “Guarantors”), and the Interim Notes Trustee have entered into the Indenture, dated as of November [    ], 2009, (as such Indenture may be amended, modified, supplemented, extended, renewed, restated or refinanced, the “Interim Notes Indenture”) governing the 9.00% Mandatorily Redeemable Convertible Senior Secured Notes due 2012 (such notes, including the Initial Notes and any Additional Notes (each as defined in the Interim Notes Indenture), the “Interim Notes”) issued by the Company to the Interim Notes Noteholders (as defined in the Interim ICA defined below);

WHEREAS, after the date hereof the Company and the Guarantors may, subject to the terms of the Secured Indebtedness Documents (as defined in the Interim Notes Indenture), and upon the mandatory redemption of the Interim Notes, enter into an Indenture (as such Indenture may be amended, modified, supplemented, extended, renewed, restated or refinanced, the “New Notes Indenture” and together with the Interim Notes Indenture, the “Indentures”) governing certain 9.00% Senior Secured Notes (such notes, including the Initial Notes and any Additional Notes (each, as defined in the New Notes Indenture), the “New Notes”) issued by the Company to the New Notes Noteholders (as defined in the New ICA defined below);

WHEREAS, after the date hereof, the Company and the Guarantors named in each Indenture, as applicable, may, subject to the terms of the “Secured Indebtedness Documents” as defined in the applicable Indentures, enter into a “Working Capital Facility” as defined in the applicable Indentures (as such agreement may be amended, modified, supplemented, extended, renewed, restated or refinanced, the “Working Capital Facility Agreement”) under agreements evidencing such “Working Capital Facility Indebtedness” as defined in the applicable Indentures, which the Company desires to secure on a senior basis to the Interim Notes Liens (as defined in the Interim ICA defined below) and the Pari Passu Indebtedness Liens (as defined in the Interim ICA defined below), and on a partially senior basis to and partially pari passu basis with the Note Liens (as defined in the New Notes Indenture), such that the Working Capital Facility Indebtedness as defined in the applicable Indenture shall be permitted to be secured by the Working Capital Facility Collateral (as defined in the applicable Indenture) if (x) the Secured Indebtedness Documents as defined in the applicable Indenture, do not prohibit such Working Capital Facility Indebtedness from being secured by the Working Capital Facility Collateral and (y) the Working Capital Facility Collateral Agent as defined in the applicable Indenture, for itself and on behalf of the lenders party to such Working Capital Facility Agreement, executes and delivers a joinder hereto and becomes a party to this Omnibus Agreement in accordance with Section 2.3 hereof.

WHEREAS, after the date hereof, the Company may, subject to the terms and conditions of the Secured Indebtedness Documents (as defined in the Interim Notes Indenture), incur additional indebtedness that is pari passu with the Interim Notes Indebtedness (the “Pari Passu Indebtedness”, as hereinafter further defined) under agreements evidencing such Pari Passu Indebtedness, which the Company desires to secure on a pari passu basis with the Interim Notes Liens (as defined in the Interim ICA defined below), but junior and subordinate to the Working Capital Facility Liens (as defined in the Interim ICA) and senior to the Existing Notes Liens (as

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defined in the Interim ICA defined below).  Such Pari Passu Indebtedness shall be permitted to be secured by the Pari Passu Collateral (such term is as defined in the Interim ICA defined below) if (x) the Secured Indebtedness Documents (as defined in the Interim Notes Indenture) do not prohibit such Pari Passu Indebtedness from being secured by the Pari Passu Collateral and (y) the Pari Passu Collateral Agent (such term is used herein as defined in the Interim ICA defined below), for itself and on behalf of the Pari Passu Lenders (such term is used herein as defined in the Interim ICA defined below), executes and delivers a joinder hereto and becomes a party to this Omnibus Agreement in accordance with Section 2.3 hereof.

WHEREAS, certain of the Existing Notes Noteholders have agreed to exchange Existing Notes held by such Existing Notes Noteholders for the Interim Notes, and in connection therewith Existing Notes Noteholders of at least a majority in aggregate principal amount of the Existing Notes outstanding voting as a single class have agreed to enter into this Omnibus Agreement; and

WHEREAS, it is a condition precedent to the issuance by the Company of the Interim Notes that the Existing Notes Trustee, the Existing Notes Collateral Agent, the Interim Notes Trustee, the Interim Notes Collateral Agent, the Company and the Guarantors enter into this Omnibus Agreement;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Definitions.  Unless otherwise specifically stated herein (including through the Transition Incorporation), any capitalized terms used in this Omnibus Agreement which are not otherwise defined herein shall have the respective meanings ascribed to such terms in the Interim Notes Indenture then in effect, unless and until the occurrence of the Transition Effective Date (defined below) in which case such defined terms are used herein as defined in the New Notes Indenture then in effect.

Section 2. Effectiveness.

2.1           Initial Effectiveness.

(a)           This Omnibus Agreement shall become effective as of the date first written above (the “Initial Effective Date”) when each of the Company, the Guarantors, the Existing Notes Trustee, the Existing Notes Collateral Agent, the Interim Notes Trustee and the Interim Notes Collateral Agent shall have executed a counterpart of this Omnibus Agreement and delivered a copy thereof to the Interim Notes Trustee.

(b)           As of the Initial Effective Date, the parties to this Omnibus Agreement shall enter into the Amended and Restated Intercreditor Agreement in the form of Exhibit A attached hereto (the “Interim ICA”).

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2.2           Transition Effectiveness.

(a)           The “Transition Effective Date” shall be the first date on which all of the following conditions have been satisfied:  (x) the occurrence of a Mandatory Redemption (as defined in Section 3.11 of the Interim Notes Indenture) and receipt by the Company of written confirmation from the Interim Notes Trustee that the Interim Notes Indenture has been discharged in accordance with Section 13.01 thereof, (y) the initial issuance of any New Notes in accordance with the terms of the New Notes Indenture, and (z) the execution by the New Notes Trustee and the New Notes Collateral Agent of a joinder agreement in the form of Exhibit C attached hereto and their each becoming a party to this Omnibus Agreement as contemplated by the New Notes Indenture.

(b)           Upon the occurrence of the Transition Effective Date, automatically and without the requirement of any further action on the part of any party hereto, (x) the Interim ICA shall cease to be in effect and shall terminate in its entirety (except for those agreements in the Interim ICA which, by their express terms, survive termination), and (y) all of the provisions of Exhibit B attached hereto shall be incorporated herein, and each reference in this Omnibus Agreement to “this Omnibus Agreement”, “hereunder”, “hereof” or words of like import referring to this Omnibus Agreement and each reference in the Existing Notes Indenture, the Interim Notes Indenture, the New Notes Indenture, the Working Capital Facility Agreement, the documents evidencing or governing the Pari Passu Indebtedness, and all other related documents and instruments, to the “Intercreditor Agreement” (or to the “Amended and Restated Intercreditor Agreement”, to the “Omnibus Intercreditor Agreement” or to a like term in reference to this Omnibus Agreement), “thereunder”, “thereof” or words of like import referring to this Omnibus Agreement shall mean and be a reference to this Omnibus Agreement subject to such incorporation of the provisions of Exhibit B (the “Transition Incorporation”; this Omnibus Agreement giving effect to such Transition Incorporation, the “New ICA”).  This Omnibus Agreement shall continue to be in full force and effect and binding on all parties hereto through and after the Transition Effective Date (and, for the avoidance of doubt, from and after the Transition Effective Date the provisions of Exhibit B as incorporated herein shall be in full force and effect and binding on all parties hereto).

2.3           Effectiveness as to Additional Parties.  Other than the parties whose execution and delivery of a counterpart hereof is a condition to the Initial Effective Date or the Transition Effective Date (which execution and delivery are contemplated by Sections 2.1 and 2.2), each party hereto shall, by executing and delivering to the Interim Notes Trustee (prior to the Transition Effective Date) or to the New Notes Trustee (on or after the Transition Effective Date) a joinder agreement in substantially the form of Exhibit C attached hereto, become a party hereto and bound by this Omnibus Agreement.  Each such party becoming a party hereto prior to the Transition Effective Date shall also execute and deliver a joinder agreement to, and become a party to and bound by, the Interim ICA.

Section 3. Covenants.

3.1           Further Assurances.

(a)           The Existing Notes Trustee and the Existing Notes Collateral Agent each agrees that, at the sole cost and expense of the Company, it shall, at any time and from time to time upon the request of the Interim Notes Trustee (prior to the Transition Effective Date) or the

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New Notes Trustee (on or after the Transition Effective Date), promptly take such further action and execute and deliver such additional documents and instruments (including without limitation a ratification of its obligations hereunder, and taking any actions pursuant to Section 3.1(b), and in each case in recordable form, if requested) as the Interim Notes Trustee or New Notes Trustee may reasonably request to effectuate the terms of this Omnibus Agreement.

(b)           Each party hereto agrees that it shall, at any time and from time to time upon the request of the Interim Notes Trustee (prior to the Transition Effective Date) or the New Notes Trustee (on or after the Transition Effective Date), promptly enter into, and execute and deliver to the Interim Notes Trustee or the New Notes Trustee, as applicable, a joinder agreement in the form provided in the Interim ICA (prior to the Transition Effective Date) or in the form provided in the New ICA (on or after the Transition Effective Date), and take such further action and execute and deliver such additional documents and instruments (in recordable form, if requested) as the Interim Notes Trustee or New Notes Trustee may reasonably request to effectuate the terms of the Interim ICA or New ICA then in effect.  Each party hereto further agrees that it shall, at any time and from time to time on or after the Transition Effective Date, upon the request of the New Notes Trustee (on or after the Transition Effective Date), promptly enter into, and execute and deliver to the New Notes Trustee a counterpart of, an intercreditor agreement substantially in the form of Exhibit B, and take such further action and execute and deliver such additional documents and instruments (in recordable form, if requested) as the New Notes Trustee may reasonably request to effectuate the terms of such intercreditor agreement.  Notwithstanding whether any such request is made or complied with, this Omnibus Agreement shall be effective as to, and binding upon, all parties hereto.

(c)           The Interim Notes Collateral Agent agrees that, upon the Transition Effective Date, it shall (i) promptly deliver, or cause any third party holding Collateral (as defined in the Interim Notes Indenture) on its behalf to deliver, the remainder of the Collateral, if any, in its possession to the designee of the New Notes Collateral Agent (except as may otherwise be required by applicable law or court order), and (ii) promptly take such further action and execute and deliver such additional documents and instruments (in recordable form, if requested) as the New Notes Trustee may reasonably request to ensure that the New Notes Collateral Agent has possession of, or “control” (as defined in the UCC) over, such of the Collateral as is necessary or appropriate to effect the purposes of the New Notes Indenture and the Note Documents (as defined in the New Notes Indenture).

Section 4. Indemnification.  The Company and the Guarantors party hereto, jointly and severally, hereby agree to indemnify and hold harmless Wells Fargo Bank, National Association (or such other entity as may be designated as contemplated by clauses (e) and (f) of the recitals hereto), in its capacity as Existing Notes Trustee, Existing Note Collateral Agent, Interim Notes Trustee, Interim Notes Collateral Agent, New Notes Trustee, or New Notes Collateral Agent, as applicable, and the Pari Passu Collateral Agent and the Working Capital Facility Collateral Agent, and in each case their respective directors, officers, employees, agents, successors and assigns, against and from any and all claims, actions, liabilities, costs and expenses of any kind or nature whatsoever (including reasonable fees and disbursements of counsel, costs and expenses of defending themselves against or investigating any claim or liability and of complying with any process served upon them or any of their employees, officers or agents in connection with the exercise or performance of any of their powers or duties under this Omnibus

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Agreement or any Collateral Agreement) that may be imposed on, incurred by, or asserted against any of them, in any way relating to or arising out of this Omnibus Agreement or any Collateral Agreement, any exercise of remedies hereunder or any other action taken or omitted by them hereunder, except to the extent a court holds in final and nonappealable judgment that such claims, actions, liabilities, costs and expenses directly resulted from the gross negligence or willful misconduct of such indemnified Persons.  The provisions of this Section 4 shall survive termination of this Omnibus Agreement and the discharge or satisfaction of any of the Indentures.

Section 5. Governing Law.  This Omnibus Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state and any applicable laws of the United States of America.

Section 6. Binding on Successors and Assigns.  This Omnibus Agreement shall be binding upon the Existing Notes Trustee, the Interim Notes Trustee, the Existing Notes Collateral Agent, the Interim Notes Collateral Agent, the Holders, each other party that hereafter joins this Omnibus Agreement (including but not limited to the New Notes Trustee, the New Notes Collateral Agent, Working Capital Facility Collateral Agent, the Working Capital Facility Lenders, the Pari Passu Collateral Agent, the Pari Passu Lenders), and in each case, their respective permitted successors and assigns.

Section 7. Counterparts.  This Omnibus Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.  Delivery of an executed counterpart of this Omnibus Agreement by facsimile or electronic transmission shall be equally as effective as delivery of an original executed counterpart of this Omnibus Agreement.  Any party delivering an executed counterpart of this Omnibus Agreement by facsimile or electronic transmission also shall deliver an original executed counterpart of this Omnibus Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Omnibus Agreement.

Section 8. Amendments, Etc..  No amendment, modification, waiver or termination of any of the provisions of this Omnibus Agreement shall be deemed to be made or effective unless the same shall be in writing signed by each of the parties at such time party hereto.

Section 9. Direction by Majority Holders.  In accordance with the Interim Notes Indenture, Holders of a majority in principal amount of the then outstanding Interim Notes may direct the exercise of all powers and remedies conferred on or available to the Interim Notes Trustee hereunder (including without limitation the right to make requests on the Existing Notes Trustee, the Existing Notes Collateral Agent or any other party hereto, pursuant to Section 3.1 or otherwise).  In accordance with the New Notes Indenture, Holders of a majority in principal amount of the then outstanding New Notes may direct the exercise of all powers and remedies conferred on or available to the New Notes Trustee hereunder (including without limitation the right to make requests on the Existing Notes Trustee, the Existing Notes Collateral Agent or any other party hereto, pursuant to Section 3.1 or otherwise).  However, in accordance with the terms of each Indenture (including, without limitation, Article 7, Article 8, Article 10 and Article 11),

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the Interim Notes Trustee or the New Notes Trustee, as the case may be, may refuse to follow any direction that conflicts with law or the applicable Indenture, this Omnibus Agreement, or the Collateral Agreements that such Interim Notes Trustee or New Notes Trustee determines may be unduly prejudicial to the rights of other Holders or that may involve the Interim Notes Trustee or New Notes Trustee in personal liability or expense.  In addition, all powers and remedies conferred on or available to the Interim Notes Trustee or New Notes Trustee pursuant to Section 3 hereof, constituting rights to make requests on the Existing Notes Trustee, the Existing Notes Collateral Agent or any other party hereto, may (without prejudice to the foregoing) be exercised by Holders of a majority in principal amount of the then outstanding Interim Notes or New Notes, as applicable, acting directly and not through the Interim Notes Trustee or New Notes Trustee.

Section 10. MUTUAL WAIVER OF JURY TRIAL.  THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS OMNIBUS AGREEMENT OR THE TRANSACTIONS RELATED THERETO.

[The remainder of this page has been intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have executed this Omnibus Agreement as of the date first written above.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Existing Notes Trustee and Existing Notes Collateral Agent

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Interim Notes Trustee and Interim Notes Collateral Agent

By:
Name:
Title:

FIBERTOWER CORPORATION
FIBERTOWER NETWORK SERVICES CORP.
ART LEASING, INC.
ART LICENSING, INC.
TELIGENT SERVICES ACQUISITION, INC.
FIBERTOWER SOLUTIONS CORPORATION

By:
Name:
Title:

Address:

[ ]
[ ]
Attention: [ ]
Telecopy No.: [ ]
Email Address: [ ]

EXHIBIT A

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

This AMENDED AND RESTATED INTERCREDITOR AGREEMENT, dated as of [                ] [    ], 2009, is entered into by and among (a) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as trustee pursuant to the Existing Notes Indenture (as hereinafter defined) for the Existing Notes Noteholders (as hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, the “Existing Notes Trustee”); (b) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as collateral agent pursuant to the Existing Notes Collateral Agreements (as hereinafter defined) for the benefit of the Existing Notes Trustee and the Existing Notes Noteholders (in such capacity, together with its successors and assigns in such capacity, the “Existing Notes Collateral Agent”); (c) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as trustee pursuant to the Interim Notes Indenture (as hereinafter defined) for the Interim Notes Noteholders (as hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, the “Interim Notes Trustee”); (d) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as collateral agent pursuant to the Interim Notes Collateral Agreements (as hereinafter defined) for the benefit of the Interim Notes Trustee and the Interim Notes Noteholders (in such capacity, together with its successors and assigns in such capacity, the “Interim Notes Collateral Agent”); (e) each additional AUTHORIZED REPRESENTATIVE from time to time party hereto for the Additional Secured Parties of the Series of Secured Debt with respect to which it is acting in such capacity; and (f) FIBERTOWER CORPORATION, a Delaware corporation, FIBERTOWER NETWORK SERVICES CORP., a Delaware corporation, ART LEASING, INC., a Delaware corporation, TELIGENT SERVICES ACQUISITION, INC., a Delaware corporation, ART LICENSING CORPORATION, a Delaware corporation, and FIBERTOWER SOLUTIONS CORPORATION, a Delaware corporation.

W I T N E S S E T H:

WHEREAS, the Company (as hereinafter defined), the Guarantors (as hereinafter defined) and the Existing Notes Trustee have entered into the Indenture, dated as of November 9, 2006, (as such Indenture may be amended, modified, supplemented, extended, renewed, restated or refinanced, the “Existing Notes Indenture”) governing the 9.00% Convertible Senior Secured Notes due 2012 (such notes, the “Existing Notes”) issued by the Company to the Existing Notes Noteholders;

WHEREAS, on the date hereof the Company, the Guarantors and the Interim Notes Trustee have entered into the Indenture, dated as of [                ][    ], 2009, (as such Indenture may be amended, modified, supplemented, extended, renewed, restated or refinanced, the “Interim Notes Indenture”) governing the 12.00% Mandatorily Redeemable Convertible Senior Secured Notes due 2012 (such notes, including the Initial Interim Notes and any Additional

Interim Notes (each, as defined below), the “Interim Notes”) issued by the Company to the Interim Notes Noteholders (as defined below);

WHEREAS, after the date hereof, the Company and the Guarantors may, subject to the terms of the Secured Debt Documents enter into a Working Capital Facility (as defined below) (as such agreement may be amended, modified, supplemented, extended, renewed, restated or refinanced, the “Working Capital Facility Agreement”) under agreements evidencing such Working Capital Facility Indebtedness, which the Company desires to secure on a senior basis to the Notes Liens and the Pari Passu Liens.  The Working Capital Facility Indebtedness (as defined below) shall be permitted to be secured by the Working Capital Facility Collateral (as defined below) if (x) the Secured Debt Documents do not prohibit such Working Capital Facility Indebtedness from being secured by the Working Capital Facility Collateral and (y) the Working Capital Facility Collateral Agent, for itself and on behalf of the lenders party to such Working Capital Facility Agreement, execute and deliver a joinder agreement hereto and become a party to this Agreement pursuant to the requirements of Section 8.7 hereof.

WHEREAS, after the date hereof, the Company may, subject to the terms and conditions of the Secured Debt Documents, incur additional indebtedness that is pari passu with the Interim Notes Indebtedness (the “Pari Passu Indebtedness”, as hereinafter further defined) under agreements evidencing such Pari Passu Indebtedness, which the Company desires to secure on a pari passu basis with the Interim Notes Liens (but junior and subordinate to the Working Capital Facility Liens and senior to the Existing Notes Liens).  Such Pari Passu Indebtedness shall be permitted to be secured by the Pari Passu Collateral if (x) the Secured Debt Documents do not prohibit such Pari Passu Indebtedness from being secured by the Pari Passu Collateral and (y) the Pari Passu Collateral Agent, for itself and on behalf of the Pari Passu Lenders (as hereinafter defined) execute and deliver a joinder agreement hereto and become a party to this Agreement pursuant to the requirements of Section 8.7 hereof.

WHEREAS, certain of the Existing Notes Noteholders have agreed to exchange Existing Notes held by such Existing Notes Noteholders for the Initial Interim Notes, and in connection therewith Existing Notes Noteholders of at least a majority in aggregate principal amount of the Existing Notes outstanding voting as a single class have agreed to amend and restate the form of Intercreditor Agreement attached as Exhibit G to the Existing Notes Indenture in its entirety pursuant to this Agreement; and

WHEREAS, it is a condition precedent to the issuance by the Company of the Interim Notes that the Existing Notes Trustee, the Existing Notes Collateral Agent, the Interim Notes Trustee, the Interim Notes Collateral Agent, the Company and the Guarantors enter into this Agreement;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

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Section 1. Definitions.  Unless otherwise specifically stated, any capitalized terms used in this Agreement which are not otherwise defined herein shall have the respective meanings ascribed to such terms in the Indentures then in effect or, if the Indentures define the same term differently, in the Interim Notes Indenture as then in effect.  As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural form of the terms indicated):

“Additional Interim Notes” means the aggregate principal amount of Interim Notes (other than the Initial Interim Notes) issued under the Interim Notes Indenture (i) in lieu of interest payment on the Initial Interim Notes as permitted by Section 5.09 of the Interim Notes Indenture and paragraph “1. Interest” in the form of Interim Note attached as  Exhibit A thereto or (ii) subject to the satisfaction of all of the covenants in the Interim Notes Indenture, including, without limitation, Sections 5.09 and 5.12 of the Interim Notes Indenture, in each case in the form of Exhibit A thereto, as part of the same series as the Initial Interim Notes.

“Additional Secured Parties” means, with respect to the Working Capital Facility Indebtedness and the Pari Passu Indebtedness, the holders of such Indebtedness, any trustee or agent therefor under any related promissory notes, indentures, collateral documents or other operative agreements evidencing or governing such Indebtedness, in each case, as amended, restated, refinanced or otherwise modified from time to time, but shall not include the Obligors.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.  For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person will be deemed to be control.  For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

“Agreement” means this Amended and Restated Intercreditor Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“asset” means any asset or property (tangible and intangible).

“Asset Sale” means in a single transaction or a series of related transactions:  (i) the sale, lease, conveyance or other disposition of any assets or rights (including by way of a sale and leaseback transaction), other than the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole; and (ii) the issuance or sale of Equity Interests of any of the Company’s Restricted Subsidiaries or the sale of Equity Interests in any of the Company’s Subsidiaries.  For purposes of this definition, the term “Asset Sale” shall not include:

(1)           any single transaction or series of related transactions that involves assets having a Fair Market Value of less than $1.0 million;

(2)           a transfer of assets between or among the Company and its wholly-owned Guarantors;

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(3)           an issuance of Equity Interests by a Restricted Subsidiary of the Company to the Company or to a wholly-owned Guarantor;

(4)           the sale or lease of products, services or accounts receivable in the ordinary course of business or equipment or other assets pursuant to a program for the maintenance or upgrading of such equipment or assets including, without limitation, the disposition of equipment that is worn out or obsolete; and

(5)           the sale or other disposition of cash or Cash Equivalents.

“Authorized Representative” means (i) in the case of any Working Capital Facility Obligations, the Working Capital Facility Collateral Agent on its own behalf and on behalf of the Working Capital Facility Lenders, (ii) in the case of the Existing Notes Obligations, the Existing Notes Collateral Agent on its own behalf and on behalf of the Existing Notes Noteholders, (iii) in the case of the Interim Notes Obligations, the Interim Notes Collateral Agent on its own behalf and on behalf of the Interim Notes Noteholders, and (iv) in the case of the Pari Passu Obligations, the Pari Passu Collateral Agent on its own behalf and on behalf of the Pari Passu Lenders.

“Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. 101 et seq.), as amended from time to time, and any successor statute, or if the context so requires, any similar federal or state law.

“Board of Directors” means (i) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board, (ii) with respect to a partnership, the board of directors of the general partner of the partnership, (iii) with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof and (iv) with respect to any other Person, the board or committee of such Person serving a similar function.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York, New York or San Francisco, California or at a place of payment are authorized or required by law, regulation or executive order to remain closed.

“Capital Lease Obligations” means, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet prepared in accordance with GAAP, and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty.

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“Capital Stock” means:

(1)           in the case of a corporation, corporate stock;

(2)           in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3)           in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests, respectively; and

(4)           any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation in profits, losses or distribution of assets with Capital Stock.

“Cash Equivalents” means:

(1)           United States dollars;

(2)           securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality of the United States government (provided that the full faith and credit of the United States is pledged in support of those securities) having maturities of not more than twelve months from the date of acquisition;

(3)           certificates of deposit and eurodollar time deposits with maturities of twelve months or less from the date of acquisition, bankers’ acceptances with maturities not exceeding twelve months and overnight bank deposits, in each case, with any domestic commercial bank having capital and surplus in excess of $500.0 million and a Thomson Bank Watch Rating of “B” or better;

(4)           repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

(5)           commercial paper having one of the two highest ratings obtainable from Moody’s or Standard & Poor’s and, in each case, maturing within twelve months after the date of acquisition; and

(6)           money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (1) through (5) of this definition.

“Collateral” means all collateral of whatsoever nature purported to be subject to the lien of any of the Secured Debt Documents.

“Collateral Documents” means, collectively, (i) the Working Capital Facility Collateral Documents, (ii) the Notes Collateral Documents, and (iii) the Pari Passu Collateral Documents.

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“Company” means FiberTower Corporation, and its successors and assigns, including, without limitation, any receiver, trustee or debtor-in-possession on behalf of such person or on behalf of any successor or assign.

“Comparable Noteholder Collateral Document” means, in relation to any Shared Collateral subject to any Working Capital Facility Security Document, that Noteholder Collateral Document which creates a security interest in the same Collateral, granted by the same Obligor or Obligors.

“Comparable Pari Passu Collateral Document” means, in relation to any Shared Collateral that is also Pari Passu Collateral, subject to any Working Capital Facility Security Document, that Pari Passu Collateral Document which creates a security interest in the same Collateral, granted by the same Obligor or Obligors.

“Controlling Collateral Agent” means, with respect to any Shared Collateral, (i) from and after the incurrence of the Working Capital Facility Obligations until the Discharge of Working Capital Facility Obligations, the Working Capital Facility Collateral Agent, and (ii) until the Discharge of Interim Notes Obligations, provided that no Working Capital Facility Obligations are outstanding, the Primary Notes Collateral Agent.

“Controlling Secured Parties” means, with respect to any Shared Collateral, the Secured Parties whose Authorized Representative is the Controlling Collateral Agent for such Shared Collateral.

“Discharge of Interim Notes Obligations” means the occurrence of all of the following:

(1)           payment in full in cash of the principal of and interest and premium (if any) on all Interim Notes Indebtedness; and

(2)           payment in full in cash of all other Interim Notes Obligations that are outstanding and unpaid at the time the Interim Notes Indebtedness is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time); or

(3)           mandatory redemption of the Interim Notes shall have occurred in accordance with the Interim Notes Indenture which results in a satisfaction and discharge of the Interim Notes Indenture, provided that the “Transition Effective Date” and “Transition Incorporation”, each as defined in the Omnibus Intercreditor Agreement between the parties hereto to which this Agreement is attached as Exhibit A, shall have occurred and the “New ICA”, as so defined, shall be effective.

“Discharge of Working Capital Facility Obligations” means the occurrence of all of the following:

(1)           termination or expiration of all commitments to extend credit that would constitute Working Capital Facility Indebtedness;

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(2)           payment in full in cash of the principal of and interest and premium (if any) on all Working Capital Facility Indebtedness (other than any undrawn letters of credit);

(3)           cash collateralization (at the lower of (i) 110% of the aggregate undrawn amount and (ii) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Working Capital Facility Document), expiration, termination or return to the issuing bank of all outstanding letters of credit constituting Working Capital Facility Indebtedness; and

(4)           payment in full in cash of all other Working Capital Facility Obligations that are outstanding and unpaid at the time the Working Capital Facility Obligations are paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time).

“Disqualified Stock” means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case, at the option of the holder of the Capital Stock), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder of the Capital Stock, in whole or in part, on or prior to the date that is ninety-one (91) days after the date on which the Notes mature.  Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders of the Capital Stock have the right to require the Company to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale will not constitute Disqualified Stock if the terms of such Capital Stock provide that the Company may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption does not violate any of the Indentures then in effect.

“Enforcement Action” means the commencement of any judicial or nonjudicial enforcement, collection, execution, levy or foreclosure action or proceeding with respect to, or seeking to have a trustee, receiver, liquidator or similar official appointed for or over, attempting any action to take possession of, or otherwise exercising any enforcement right, remedy or power with respect to, or otherwise taking any action to enforce its security interest in or realize upon, or take any other enforcement action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any Collateral Document, applicable law or otherwise, other than as permitted in Section 3.1(b).

“Equally and Ratably” means, in reference to sharing Liens or Proceeds thereof with respect to Shared Collateral as between the Senior Subordinated Secured Parties, that such Liens or proceeds will be allocated and distributed to the Primary Notes Collateral Agent (for the account of the Interim Notes Noteholders) and the Pari Passu Collateral Agent (for the account of the Pari Passu Lenders), ratably in proportion to outstanding Obligations in respect of the Interim Notes Indebtedness and Pari Passu Indebtedness, as applicable, when the allocation or distribution is made.

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“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

“Existing Notes” shall have the meaning set forth in the recitals hereto.

“Existing Notes Collateral” means all of the assets of any Obligor (other than the Capital Stock or assets of Guarantors that hold the Company’s 24 GHz or 39 GHz FCC Licenses), whether real, personal or mixed, with respect to which a Lien is granted as security for any Existing Notes Obligations.

“Existing Notes Collateral Agreement” means the Pledge and Security Agreement, dated as of November 9, 2006, among the Obligors party thereto and the Existing Notes Collateral Agent, as the same may be amended, modified, supplemented, extended, renewed, or restated from time to time.

“Existing Notes Collateral Documents” means this Agreement, the Existing Notes Collateral Agreement, the Existing Notes Mortgages, and any other document or instrument executed and delivered at any time pursuant to any Existing Notes Document or otherwise, pursuant to which a Lien is granted by an Obligor to secure any Existing Notes Obligations or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, modified, supplemented, extended, renewed, or restated from time to time.

“Existing Notes Documents” means the Existing Notes Indenture, the Existing Notes, the Existing Notes Guarantees, the Existing Notes Collateral Documents and any other agreements governing, securing or relating to any Existing Notes Obligations.

“Existing Notes Guarantee” means the guarantee by each Guarantor of the Company’s payment obligations under the Existing Notes Indenture.

“Existing Notes Indebtedness” means the [$278,480,038] aggregate principal amount of Existing Notes issued under the Existing Notes Indenture and outstanding on the date hereof.

“Existing Notes Indenture” shall have the meaning set forth in the recitals hereto.

“Existing Notes Lien” means a Lien granted by an Existing Notes Collateral Document to the Existing Notes Collateral Agent (or any other holder, or representative of holders, of Existing Notes Obligations), at any time, upon any assets of the Company or any Guarantor to secure Existing Notes Obligations.

“Existing Notes Mortgages” means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned or leased by any Obligor is granted to secure any Existing Notes Obligations or under which rights or remedies with respect to any such Liens are governed, as the same may be amended, modified, supplemented, extended, renewed, or restated from time to time.

“Existing Notes Noteholders” means the Persons holding Existing Notes Indebtedness.

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“Existing Notes Obligations” means Existing Notes Indebtedness and all other Obligations in respect thereof.

“Fair Market Value” means the value that would be paid by a willing buyer to an unaffiliated willing seller in a transaction not involving distress or necessity of either party, determined in good faith by the Board of Directors of the Company (unless otherwise provided in the Indentures then in effect), evidenced by a resolution delivered to the Trustee.

“FCC” means the U.S. Federal Communications Commission and any successor agency that is responsible for regulating the U.S. telecommunications industry.

“FCC License” means any authorization, license or permit issued by the FCC, together with any extensions or renewals thereof.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

“Guarantor” means each Domestic Restricted Subsidiary of the Company on the date hereof, and each other Domestic Restricted Subsidiary of the Company that executes a Note Guarantee in accordance with the provisions of the Indentures then in effect, in each case, together with their respective successors and assigns, unless and until the Note Guarantee of such Person has been released in accordance with the provisions of the Indentures then in effect.

“Hedging Obligations” means, with respect to any Person, the obligations of such Person, incurred in the ordinary course of business to protect against interest rate and foreign currency exchange rate fluctuations, under:

(1)           interest rate swap agreements, interest rate cap agreements and interest rate collar agreements;

(2)           other agreements or arrangements designed to manage interest rates or interest rate risk; and

(3)           other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or commodity prices.

“Indentures” means, collectively, (i) the Existing Notes Indenture, and (ii) the Interim Notes Indenture.

“Initial Interim Notes” means [$327,002,783] aggregate principal amount of Interim Notes issued under the Interim Notes Indenture on [                ] [    ], 2009.

“Insolvency Proceeding” means, as to any Person, any of the following: (a) any case or proceeding with respect to such Person under the Bankruptcy Code or any other federal or state bankruptcy, insolvency, reorganization, arrangement, composition or readjustment of the

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obligations and Indebtedness of such Person; (b) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to such Person or any of its assets; (c) any proceeding for liquidation, dissolution or other winding up of the business of such Person; or (d) any assignment for the benefit of creditors or any marshaling of assets of such Person.

“Interim Notes” shall have the meaning set forth in the recitals hereto.

“Interim Notes Collateral” means all of the assets of any Obligor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Interim Notes Obligations.

“Interim Notes Collateral Agreement” means the Pledge and Security Agreement, dated as of [                ] [    ], 2009, among the Obligors party thereto and the Interim Notes Collateral Agent, as the same may be amended, modified, supplemented, extended, renewed, or restated from time to time.

“Interim Notes Collateral Documents” means this Agreement, the Interim Notes Collateral Agreement, the Interim Notes Mortgages, and any other document or instrument executed and delivered at any time pursuant to any Interim Notes Document or otherwise, pursuant to which a Lien is granted by an Obligor to secure any Interim Notes Obligations or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, modified, supplemented, extended, renewed, or restated from time to time.

“Interim Notes Documents” means the Interim Notes Indenture, the Interim Notes, the Interim Notes Guarantees, the Interim Notes Collateral Documents, the Interim Notes Purchase Agreement, the Interim Notes Registration Rights Agreement and any other agreements governing, securing or relating to any Interim Notes Obligations.

“Interim Notes Guarantee” means the guarantee by each Guarantor of the Company’s payment obligations under the Interim Notes Indenture.

“Interim Notes Indebtedness” means (1) the Initial Interim Notes and the Interim Notes Guarantees issued on [                ] [    ], 2009, and (2) any Additional Interim Notes and Interim Notes Guarantees thereon issued pursuant to the Indenture.

“Interim Notes Indenture” shall have the meaning set forth in the recitals hereto.

“Interim Notes Lien” means a Lien granted by an Interim Notes Collateral Document to the Interim Notes Collateral Agent (or any other holder, or representative of holders, of Interim Notes Obligations), at any time, upon any assets of the Company or any Guarantor to secure Interim Notes Obligations.

“Interim Notes Mortgages” means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned or leased by any Obligor is granted to secure any Interim Notes Obligations or under which rights or remedies with respect to any such Liens are governed, as the same may be amended, modified, supplemented, extended, renewed, or restated from time to time.

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“Interim Notes Noteholders” means the Persons holding Interim Notes Indebtedness.

“Interim Notes Obligations” means Interim Notes Indebtedness and all other Obligations in respect thereof.

“Interim Notes Purchase Agreement” means the purchase agreement, dated as of [                ] [    ], 2009, among the Company, the Guarantors and the initial purchasers of the Interim Notes identified therein, as such agreement may be amended, modified or supplemented from time to time in accordance with its terms.

“Interim Notes Registration Rights Agreement” means the registration rights agreement, dated as of [                ] [    ], 2009, among the Company, the Guarantors and the initial purchasers of the Interim Notes identified therein, as such agreement may be amended, modified or supplemented from time to time in accordance with its terms.

“Junior Secured Parties” means, collectively, (i) the Existing Notes Collateral Agent and the Existing Notes Noteholders, (ii) the Senior Subordinated Secured Parties, and (iii) each other Person that from time to time holds any Existing Notes Indebtedness, Interim Notes Indebtedness or Pari Passu Indebtedness.  At all times, the Existing Notes Collateral Agent and the Existing Notes Noteholders shall, in relationship to the Interim Notes Collateral Agent and the Interim Notes Noteholders, constitute Junior Secured Parties for all purposes of this Agreement.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the UCC (or equivalent statutes) of any jurisdiction.

“Liquidated Damages” means all liquidated damages then owing pursuant to the Interim Notes Registration Rights Agreement.

“Moody’s” means Moody’s Investors Service, Inc.

“Net Proceeds” means the aggregate cash proceeds received by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of (1) the direct costs relating to such Asset Sale, including, without limitation, legal, accounting and investment banking fees, sales commissions, relocation expenses incurred as a result of the Asset Sale, and taxes paid or payable as a result of the Asset Sale after taking into account any available tax credits or deductions and any tax sharing arrangements, (2) amounts required to be applied to the repayment of Indebtedness, other than Indebtedness under a Working Capital Facility, secured by a Lien on the asset or assets that were the subject of such Asset Sale, and (3) any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

“Non-Controlling Secured Parties” means, with respect to any Shared Collateral, the Secured Parties that are not Controlling Secured Parties with respect to such Shared Collateral.

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“Noteholders” means, collectively, (i) the Existing Notes Noteholders, and (ii) the Interim Notes Noteholders.

“Notes Collateral Agent” means Wells Fargo Bank, National Association, in its capacity as Collateral Agent under the Notes Collateral Documents, together with any successors in such capacity.

“Notes Collateral Documents” means, collectively, (i) the Existing Notes Collateral Documents, and (ii) the Interim Notes Collateral Documents.

“Notes Documents” means, collectively, (i) the Existing Notes Documents, and (ii) the Interim Notes Documents.

“Notes Indebtedness” means, collectively, (i) the Existing Notes Indebtedness, and (ii) the Interim Notes Indebtedness.

“Notes Obligations” means, collectively, Obligations in respect of (i) the Existing Notes Indebtedness, and (ii) Interim Notes Indebtedness.

“Obligations” means (1) with respect to Existing Notes Indebtedness, any principal, premium, if any, accrued and unpaid interest, monetary penalty, or damages, due by the Company or any Guarantor under the terms of the Existing Notes or the Existing Notes Indenture, (2) with respect to Interim Notes Indebtedness, any principal, premium, if any, accrued and unpaid interest, including Liquidated Damages, if any, or monetary penalty, or damages, due by the Company or any Guarantor under the terms of the Interim Notes or the Interim Notes Indenture, (3) with respect to Working Capital Facility Indebtedness, any principal (including reimbursement obligations with respect to letters of credit whether or not drawn), interest (including, to the extent legally permitted, all interest accrued thereon after the commencement of any insolvency or liquidation proceeding at the rate, including any applicable post-default rate, specified in the Working Capital Facility Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding), premium (if any), fees, indemnifications, reimbursements, expenses and other liabilities payable by the Company or any guarantor of the Working Capital Facility Indebtedness and (4) with respect to Pari Passu Indebtedness, any principal (including reimbursement obligations with respect to letters of credit whether or not drawn), interest (including, to the extent legally permitted, all interest accrued thereon after the commencement of any insolvency or liquidation proceeding at the rate, including any applicable post-default rate, specified in the Pari Passu Indebtedness Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding), premium (if any), fees, indemnifications, reimbursements, expenses and other liabilities payable by the Company or any guarantor of the Pari Passu Indebtedness.

“Obligor” means the Company and any Guarantor.

“Officer” means, with respect to any Person, the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

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“Officers’ Certificate” means a certificate signed on behalf of the Company by an Officer of the Company, who must be the Chief Executive Officer, the Chief Financial Officer, the Treasurer or the Chief Accounting Officer of the Company.

“Pari Passu Collateral” means all of the assets of any Obligor (other than the Capital Stock or assets of Guarantors that hold the Company’s 24 GHz or 39 GHz FCC Licenses), whether real, personal or mixed, with respect to which a Lien is granted as security for any Pari Passu Obligations.

“Pari Passu Collateral Agent” means, at any time, the Person serving at such time as the “Collateral Agent” under the agreement governing any Pari Passu Indebtedness or any other representative then most recently designated in accordance with the applicable provisions of any such agreement, together with its successors in such capacity.

“Pari Passu Collateral Documents” means this Agreement and any other document or instrument executed and delivered at any time pursuant to any Pari Passu Indebtedness Document or otherwise, pursuant to which a Lien is granted by an Obligor to secure any Pari Passu Obligations or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, modified, supplemented, extended, renewed, or restated from time to time.

“Pari Passu Indebtedness” means Indebtedness permitted by clause (2) of the second paragraph of Section 5.09 of the Interim Notes Indenture.

“Pari Passu Indebtedness Cap” means the principal amount outstanding under any Pari Passu Indebtedness in an aggregate principal amount not to exceed $250.0 million.

“Pari Passu Indebtedness Documents” means the Pari Passu Collateral Documents, and any other documents, instruments and agreements executed by or on behalf of any Obligor which is or becomes a party to any Pari Passu Indebtedness Document and delivered to or for the Pari Passu Collateral Agent, securing or relating to any Pari Passu Obligations, and any other transaction contemplated by the Pari Passu Indebtedness Documents, all as amended, restated, supplemented or modified from time to time.

“Pari Passu Lenders” means the Persons holding Pari Passu Indebtedness, including, without limitation, the Pari Passu Collateral Agent.

“Pari Passu Lien” means a Lien granted to the Pari Passu Collateral Agent (or any other holder, or representative of holders, of Pari Passu Indebtedness), at any time, upon any assets of the Company or any Guarantor to secure the Pari Passu Obligations.

“Pari Passu Obligations” means the Pari Passu Indebtedness and all other Obligations in respect Pari Passu Indebtedness.

“Person” or “person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

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“Primary Notes Collateral Agent” means the Interim Notes Collateral Agent, together with any successors in such capacity.

“Proceeds” shall have the meaning set forth in Section 4.1.

“Qualified Indemnification Claim” means any claim for indemnification which the Working Capital Facility Collateral Agent or any Working Capital Facility Lender has against any Obligor pursuant to the indemnification obligations of the Company and the other Obligors under the Working Capital Facility Documents as set forth in the Indemnification Claim Notice (as defined below); provided, that (a) within five (5) Business Days following delivery by the Notes Collateral Agent or the Pari Passu Collateral Agent, as applicable, of an Exercise Notice (as defined herein), the Notes Collateral Agent or Pari Passu Collateral Agent, as applicable, is provided with (i) a reasonably detailed description of such claim, including the approximate amount (if any) of such claim, if known (the “Indemnification Claim Notice”), and (ii) copies of all correspondence, if any, with any Obligor in respect of such claim, or notices, if any, delivered to any Obligor in respect of such claim, and (b) promptly following a request therefor by the Notes Collateral Agent or Pari Passu Collateral Agent, as applicable, on or after the date on which the Exercise Notice is delivered by the Notes Collateral Agent or Pari Passu Collateral Agent, as applicable, deliver such other information as may be reasonably requested by the Notes Collateral Agent or Pari Passu Collateral Agent, as applicable, in respect of such claim to the extent that the Working Capital Facility Collateral Agent or any Working Capital Facility Lender has such information in its actual possession or control.

“refinance” means to refinance, repay, prepay, replace, renew or refund.

“Required Noteholders” means, as applicable, (i) in the case of the Existing Notes Indenture, the holders of an aggregate principal amount of all Existing Notes Indebtedness (or portion thereof) then outstanding required to approve any amendment or modification of the Existing Notes Documents, or any termination or waiver of any provision of the Existing Notes Documents, or any consent or departure by any of the Obligors therefrom, and (ii) in the case of the Interim Notes Indenture, the holders of an aggregate principal amount of all Interim Notes Indebtedness (or portion thereof) then outstanding required to approve any amendment or modification of the Interim Notes Documents, or any termination or waiver of any provision of the Interim Notes Documents, or any consent or departure by any of the Obligors therefrom.  For purposes of this definition, Notes Indebtedness registered in the name of, or beneficially owned by, any Obligor or any of its Affiliates will be deemed not to be outstanding.

“Required Pari Passu Lenders” means, as applicable, the holders of an aggregate principal amount of all Pari Passu Indebtedness then outstanding required to approve any amendment or modification of a Pari Passu Indebtedness Document, or any termination or waiver of any provision of a Pari Passu Indebtedness Document, or any consent or departure by any of the Obligors therefrom. For purposes of this definition, Pari Passu Indebtedness registered in the name of, or beneficially owned by, any Obligor or any of its Affiliates will be deemed not to be outstanding.

“Required Working Capital Facility Lenders” means, as applicable, those Working Capital Facility Lenders required under the terms of the Working Capital Facility Documents to

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approve any amendment or modification of a Working Capital Facility Document, or any termination or waiver of any provision of a Working Capital Facility Document, or any consent or departure by any of the Obligors therefrom.

“Restricted Subsidiary” of any Person means any Subsidiary of such Person which at the time of determination is not an Unrestricted Subsidiary.

“Secured Debt Documents” means, collectively, the Notes Documents, the Working Capital Facility Documents and any Pari Passu Indebtedness Documents.

“Secured Parties” means, collectively, (i) the Working Capital Facility Collateral Agent and the Working Capital Facility Lenders, (ii) the Existing Notes Collateral Agent, the Existing Notes Trustee, and the Existing Notes Noteholders, (iii) the Interim Notes Collateral Agent, the Interim Notes Trustee and the Interim Notes Noteholders, and (iv) the Pari Passu Collateral Agent and the Pari Passu Lenders.

“Senior Indebtedness” means, collectively, (i) Working Capital Facility Indebtedness, (ii) the Interim Notes Indebtedness, and (iii) the Pari Passu Indebtedness.

“Senior Subordinated Secured Parties” means, collectively, (i) the Interim Notes Collateral Agent and the Interim Notes Noteholders, (ii) the Pari Passu Collateral Agent and the Pari Passu Lenders, and (iii) each other Person that from time to time holds such Obligations.

“Series of Secured Debt” means, severally, each of Working Capital Facility Indebtedness, Notes Indebtedness and the Pari Passu Indebtedness.

“Shared Collateral” means Collateral that secures each of the Working Capital Facility Obligations, the Notes Obligations and any Pari Passu Obligations, provided that the Shared Collateral with respect to Existing Notes Indebtedness and Pari Passu Indebtedness shall not include the assets and Capital Stock of Guarantors that hold the Company’s 24 GHz or 39 GHz FCC Licenses.

“Standard & Poor’s” means Standard & Poor’s Corporation.

“Subsidiary” means, with respect to any specified Person:

(1)           any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(2)           any partnership (a) the sole general partner or the managing general partner of which is such Person or a subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

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“Trustee” shall include, in addition to the Existing Notes Trustee and Interim Notes Trustee referred to in the recitals hereto, the then acting collateral agent under the Indentures then in effect and any successor thereto exercising substantially the same rights and powers, or if there is no acting collateral agent under the Indentures then in effect, the Noteholders holding a majority in principal amount of Notes Indebtedness then outstanding.

“UCC” means the Uniform Commercial Code as in effect in the State of New York or any other applicable jurisdiction

“Unrestricted Subsidiary” means any Subsidiary of the Company that is designated by the Board of Directors of the Company as an Unrestricted Subsidiary pursuant to a resolution of the Board of Directors, but only to the extent such Subsidiary:

(1)           has no Indebtedness other than Non-Recourse Indebtedness;

(2)           except as permitted by Section 5.11 to the Indentures, is not a party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary of the Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary other than those that might be obtained at the time from Persons who are not Affiliates of the Company or any Restricted Subsidiary;

(3)           is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (A) to subscribe for additional Equity Interests or (B) to maintain or preserve such Person’s financial condition or to cause such Person to achieve any specified levels of operating results; and

(4)           has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of its Restricted Subsidiaries.

“Voting Stock” of any specified Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

“Working Capital Facility” has the meaning assigned to such term in the Interim Notes Indenture.

“Working Capital Facility Collateral” means all of the assets of any Obligor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Working Capital Facility Obligations.

“Working Capital Facility Collateral Agent” means, at any time, the Person serving at such time as the “Collateral Agent” under the Working Capital Facility or any other representative then most recently designated in accordance with the applicable provisions of the Working Capital Facility, together with its successors in such capacity.

“Working Capital Facility Debt Cap” means the principal amount outstanding under the Working Capital Facility in an aggregate principal amount not to exceed 110% of the amount at any one time outstanding under clause (1) of Section 5.09 of the Interim Notes Indenture (with

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letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company thereunder) not to exceed $50,00,000, less the aggregate amount of all Net Proceeds of Asset Sales applied by the Company to repay any Indebtedness under the Working Capital Facility and effect a corresponding permanent commitment reduction thereunder pursuant to Section 5.10 of the Interim Notes Indenture.

“Working Capital Facility Documents” means the Working Capital Facility, the Working Capital Facility Security Documents, and all agreements governing or relating to any Working Capital Facility Obligations.

“Working Capital Facility Indebtedness” means:

(1)           Indebtedness of the Company, the Guarantors and the guarantors under the Working Capital Facility Agreement that was permitted to be incurred and secured under each applicable Secured Debt Document (or as to which the lenders under the Working Capital Facility Agreement obtained an Officers’ Certificate at the time of incurrence to the effect that such Indebtedness was permitted to be incurred and secured by all applicable Secured Debt Documents); and

(2)           Hedging Obligations incurred to hedge or manage interest rate risk with respect to Working Capital Facility Indebtedness; provided, that:

(a)           such Hedging Obligations are secured by a Working Capital Facility Lien on all of the assets that secure Indebtedness under the Working Capital Facility Agreement; and

(b)           such Working Capital Facility Lien is senior to or on a parity with the Working Capital Facility Liens securing Indebtedness under the Working Capital Facility Agreement.

“Working Capital Facility Lenders” means the Persons holding Working Capital Facility Indebtedness.

“Working Capital Facility Lien” means a Lien granted by a Working Capital Facility Security Document to the Working Capital Facility Collateral Agent (or any Working Capital Facility Lender or other representative of the Working Capital Facility Lenders), at any time, upon any assets of the Company, any Guarantor or any guarantor under the Working Capital Facility Agreement to secure Working Capital Facility Obligations.

“Working Capital Facility Obligations” means the Working Capital Facility Indebtedness and all other Obligations in respect of Working Capital Facility Indebtedness.

“Working Capital Facility Security Documents” means this Agreement and all security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by the Company or any Guarantor creating (or purporting to create) a Working Capital Facility Lien upon collateral in favor of the Working Capital Facility Collateral Agent, in each

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case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms.

Section 2. Lien Priorities.

2.1           Acknowledgment of Liens.

(a)           The Existing Notes Collateral Agent hereby acknowledges that (i) the Interim Notes Collateral Agent, acting for and on behalf of the Interim Notes Trustee and the Interim Notes Noteholders, has been granted Liens upon the Interim Notes Collateral pursuant to the Interim Notes Collateral Documents to secure the Interim Notes Obligations, (ii) to the extent any Working Capital Facility Indebtedness is outstanding, the Working Capital Facility Collateral Agent, acting for and on behalf of Working Capital Facility Lenders, shall be granted Liens upon the Working Capital Facility Collateral pursuant to the Working Capital Facility Documents to secure the Working Capital Facility Obligations (subject to the principal amount thereof not exceeding the Working Capital Facility Debt Cap) and (iii) to the extent any Pari Passu Indebtedness is outstanding, the Pari Passu Collateral Agent, acting for and on behalf of the Pari Passu Lenders, has been granted Liens upon the Pari Passu Collateral pursuant to the Pari Passu Indebtedness Documents to secure the Pari Passu Obligations (subject to the principal amount thereof not exceeding the Pari Passu Indebtedness Cap).

(b)           The Interim Notes Collateral Agent hereby acknowledges that (i) the Existing Notes Collateral Agent, acting for and on behalf of the Existing Notes Trustee and the Existing Notes Noteholders, has been granted Liens upon the Existing Notes Collateral pursuant to the Existing Notes Collateral Documents to secure the Existing Notes Obligations, (ii) to the extent any Working Capital Facility Indebtedness is outstanding, the Working Capital Facility Collateral Agent, acting for and on behalf of Working Capital Facility Lenders, has been granted Liens upon the Working Capital Facility Collateral pursuant to the Working Capital Facility Documents to secure the Working Capital Facility Obligations (subject to the principal amount thereof not exceeding the Working Capital Facility Debt Cap) and (iii) to the extent any Pari Passu Indebtedness is outstanding, the Pari Passu Collateral Agent, acting for and on behalf of the Pari Passu Lenders, has been granted Liens upon the Pari Passu Collateral pursuant to the Pari Passu Indebtedness Documents to secure the Pari Passu Obligations (subject to the principal amount thereof not exceeding the Pari Passu Indebtedness Cap).

2.2           Subordination.  Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a Lien in favor of the Working Capital Facility Collateral Agent or any Working Capital Facility Lender, the Existing Notes Collateral Agent or any Existing Notes Noteholder, the Interim Notes Collateral Agent or any Interim Notes Noteholder, the Pari Passu Collateral Agent or any holder of any Pari Passu Indebtedness, in each case in any Shared Collateral, and notwithstanding any conflicting provisions, terms or conditions of the UCC or any other applicable law or the Existing Notes Documents, the Interim Notes Documents, the Pari Passu Indebtedness Documents or the Working Capital Facility Documents or any other circumstance whatsoever, each of the Authorized Representatives hereby agree that:

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(a)           any Lien on the Working Capital Facility Collateral securing any or all of the Working Capital Facility Obligations (subject to the principal amount thereof not exceeding the Working Capital Facility Debt Cap) now or hereafter held by the Working Capital Facility Collateral Agent shall be senior and prior to any Lien on the Shared Collateral securing any or all of the Existing Notes Obligations, the Interim Notes Obligations or the Pari Passu Obligations, whether or not any such Liens securing any of the Working Capital Facility Obligations are subordinated to any Lien securing any other obligation of the Company or any Guarantor, in each case, on the terms and in the manner set forth in this Agreement;

(b)           any Lien on the Shared Collateral securing any or all of the Interim Notes Obligations or the Pari Passu Obligations now or hereafter held by the Interim Notes Collateral Agent or the Pari Passu Collateral Agent, respectively, shall be senior and prior to any Lien on the Shared Collateral securing any or all of the Existing Notes Obligations, whether or not any such Liens securing any of the Interim Notes Obligations and the Pari Passu Obligations are subordinated to any Lien securing any other obligation of the Company or any Guarantor, in each case, on the terms and in the manner set forth in this Agreement;

(c)           any Lien on the Shared Collateral now or hereafter held by the Existing Notes Collateral Agent, the Interim Notes Collateral Agent or the Pari Passu Collateral Agent, regardless of how acquired, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing any or all of the Working Capital Facility Obligations (subject to the principal amount thereof not exceeding the Working Capital Facility Debt Cap); and

(d)           any Lien on the Shared Collateral now or hereafter held by the Existing Notes Collateral Agent, regardless of how acquired, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing any or all of the Interim Notes Obligations and the Pari Passu Obligations.

2.3           Pari Passu Liens.  Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a Lien in favor of the Interim Notes Collateral Agent or the Pari Passu Collateral Agent in the Shared Collateral , and notwithstanding any conflicting provisions, terms or conditions of the UCC or any other applicable law or the Interim Notes Documents or the Pari Passu Indebtedness Documents or any other circumstance whatsoever, the Interim Notes Collateral Agent (on behalf of itself and the Interim Notes Noteholders) and the Pari Passu Collateral Agent (on behalf of itself and the Pari Passu Lenders) each hereby agree that any Lien on the Shared Collateral securing any or all of the Pari Passu Obligations (subject to the principal amount thereof not exceeding the Pari Passu Indebtedness Cap) now or hereafter held by the Pari Passu Collateral Agent or any Pari Passu Lender and securing any or all of the Interim Notes Obligations now or hereafter held by the Interim Notes Collateral Agent or any Interim Notes Noteholder, will to be pari passu to one another, in each case, regardless of the time or order of attachment or perfection, and otherwise on the terms and in the manner set forth in this Agreement.

2.4           Prohibition on Contesting Liens.  Each of the Authorized Representatives (for itself and on behalf of each other Secured Party of the Series of Secured Debt with respect to which it is acting in such capacity) agrees that it shall not (and hereby waives any right to)

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contest or support any other Person in contesting, in any proceeding (including, without limitation, any Insolvency Proceeding), the priority, validity or enforceability of a Lien held by (i) the Working Capital Facility Collateral Agent or any of the Working Capital Facility Lenders in any of the Working Capital Facility Collateral, (ii) the Interim Notes Collateral Agent or any of the Interim Notes Noteholders in any of the Interim Notes Collateral, (iii) the Pari Passu Collateral Agent or any of the Pari Passu Lenders in any of the Pari Passu Collateral, or (iv) the Existing Notes Collateral Agent or any of the Existing Notes Noteholders in any of the Existing Notes Collateral.

2.5           No New Liens After the incurrence of the Working Capital Facility Obligations and until the Discharge of Working Capital Facility Obligations, (i) the Existing Notes Collateral Agent agrees, for itself and on behalf of each Existing Notes Noteholder, that the Existing Notes Collateral Agent and each Existing Notes Noteholder shall not demand or receive any Lien upon any assets or properties of any Obligor unless the Working Capital Facility Collateral Agent has been granted a Lien on such assets or properties which is senior and prior to the Liens thereon of the Notes Collateral Agent and the Noteholders; (ii) the Interim Notes Collateral Agent agrees, for itself and on behalf of each Interim Notes Noteholder, that the Interim Notes Collateral Agent and each Interim Notes Noteholder shall not demand or receive any Lien upon any assets or properties of any Obligor unless the Working Capital Facility Collateral Agent has been granted a Lien on such assets or properties which is senior and prior to the Liens thereon of the Interim Notes Collateral Agent; (iii) the Pari Passu Collateral Agent agrees, for itself and on behalf of each Pari Passu Lender, that the Pari Passu Collateral Agent and each Pari Passu Lender shall not demand or receive any Lien upon any assets or properties of any Obligor unless the Working Capital Facility Collateral Agent has been granted a Lien on such assets or properties which is senior and prior to the Liens thereon of the Pari Passu Collateral Agent and the Pari Passu Lenders; and (iv) the parties hereto agree that, to the extent that the foregoing provisions of this Section 2.5(a) are not complied with for any reason, after the date hereof, any amounts received by or distributed to the Existing Notes Collateral Agent and/or the Existing Notes Noteholders, the Interim Notes Collateral Agent and/or the Interim Notes Noteholders or the Pari Passu Collateral Agent and/or the Pari Passu Lenders, or any of them pursuant to or as a result of Liens granted in contravention of this Section 2.5(a) shall be subject to Section 4.1.

(b)           Until the Discharge of Interim Notes Obligations, (i) the Existing Notes Collateral Agent agrees, for itself and on behalf of each Existing Notes Noteholder, that the Existing Notes Collateral Agent and each Existing Notes Noteholder shall not demand or receive any Lien upon any assets or properties of any Obligor unless the Interim Notes Collateral Agent has been granted a Lien for the benefit of itself and the Interim Notes Noteholders on such assets or properties which is senior and prior to the Liens thereon of the Existing Notes Collateral Agent and the Existing Notes Noteholders; (ii)  the Pari Passu Collateral Agent agrees, for itself and on behalf of each Pari Passu Lender, that the Pari Passu Collateral Agent and each Pari Passu Lender shall not demand or receive any Lien upon any assets or properties of any Obligor unless the Interim Notes Collateral Agent has been granted a Lien on such assets or properties which is pari passu in rank with the Liens thereon of the Pari Passu Collateral Agent and the Pari Passu Lenders; and (iii) the parties hereto agree that, to the extent that the foregoing provisions of this Section 2.5(b) are not complied with for any reason, after the date hereof, any amounts received by or distributed to the Existing Notes Collateral Agent and/or the Existing Notes Noteholders or

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the Pari Passu Collateral Agent and/or the Pari Passu Lenders, or any of them pursuant to or as a result of Liens granted in contravention of this Section 2.5(b) shall be subject to Section 4.1.

(c)

Section 3. Enforcement.

3.1           Exercise of Remedies.

(a)           With respect to any Shared Collateral, subject to the provisions of Section 3.1(b), (i) only the Controlling Collateral Agent shall act or refrain from acting with respect to any Enforcement Action against the Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) and shall have the right to instruct the Authorized Representatives of the Non-Controlling Secured Parties to act or refrain from acting with respect to any Enforcement Action against the Shared Collateral, (ii) the Authorized Representatives of the Non-Controlling Secured Parties shall follow all instructions with respect Enforcement Actions against such Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) from any representative of the Controlling Collateral Agent (and shall not comply with instructions with respect to Enforcement Actions against such Shared Collateral from any other Secured Party (other than the Controlling Collateral Agent)) and (iii) no Authorized Representative of any Non-Controlling Secured Party or other Secured Party (other than the Controlling Collateral Agent) shall, or shall have the right to, take any Enforcement Action against any Shared Collateral, it being agreed that only the Controlling Collateral Agent shall be entitled to take any such Enforcement Action with respect to Shared Collateral.  Notwithstanding the equal priority of the Liens, the Controlling Collateral Agent may deal with the Shared Collateral without regard to the equal priority Lien of the Non-Controlling Secured Parties on such Collateral.  No Authorized Representative of any Non-Controlling Secured Party nor any Non-Controlling Secured Party will contest, protest or object to any Enforcement Action brought by the Controlling Collateral Agent or Controlling Secured Party, or any other exercise by the Controlling Collateral Agent or Controlling Secured Party of any rights and remedies relating to the Shared Collateral, in each case above in compliance with applicable law and this Agreement, or support any other Person in so contesting, protesting or objecting.  The foregoing shall not be construed to limit the rights and priorities of any Secured Party, the Controlling Collateral Agent or any Authorized Representative with respect to any collateral not constituting Shared Collateral.  No Authorized Representative of any Non-Controlling Secured Party will commence, or join with any Person (other than the Controlling Collateral Agent upon the request thereof) in commencing any Insolvency Proceeding against any Obligor or any Enforcement Action with respect to any Lien held by it on the Shared Collateral.

(b)           Notwithstanding the foregoing, however, any Authorized Representative may:

(i)            file a claim or statement of interest with respect to its Obligations in any Insolvency Proceeding commenced by or against one or more Obligors;

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(ii)                                  take any action (not adverse to the priority status of the Liens on the Shared Collateral or the rights of the Controlling Collateral Agent to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Shared Collateral;

(iii)                               file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Controlling Collateral Agent or of any other Secured Parties including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement;

(iv)                              vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Obligations and the Shared Collateral; or

(v)                                 exercise any of its rights or remedies with respect to the Collateral or commence an Insolvency Proceeding against any Obligor after the termination of the 180-day period specified in Section 3.1(e) to the extent permitted by Section 3.1(e).

(c)                                  Subject to Section 3.1(e) below, in exercising rights and remedies with respect to the Shared Collateral, the Controlling Collateral Agent may enforce the provisions of the Collateral Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in the exercise of its sole discretion.  Such exercise and enforcement shall include, without limitation, the rights of an agent appointed by it to sell or otherwise dispose of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured party under the UCC of any applicable jurisdiction and of a secured creditor under the Bankruptcy Code or similar laws of any applicable jurisdiction.  Without limiting the generality of the foregoing, except as expressly provided above in Sections 3.1(b) or in Section 6.4(b), the sole right of the Non-Controlling Secured Parties is to hold a Lien on the Shared Collateral pursuant to the applicable Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, pursuant to Section 4.1.

(d)                                 Subject to Section 3.1(e) below, each of the Non-Controlling Secured Parties hereby waives any and all rights it may have as a junior lien creditor or otherwise to object to the manner in which the Controlling Collateral Agent seeks to enforce or collect any Obligations or any Liens granted in any of the Shared Collateral, to the extent such enforcement or collection is in accordance with applicable law and not inconsistent with this Agreement.

(e)                                  Notwithstanding anything to the contrary set forth herein, in the event of the failure of the Company to make any payment in respect of (i) any Notes Indebtedness in accordance with the terms of the Notes Documents or upon the occurrence of any other Event of Default under any of the  Notes Documents and for so long as such Event of Default under any of  the Notes Documents is continuing, subject at all times to the provisions of Sections 2.2 and 4.1 hereof, or (ii) the Pari Passu Indebtedness in accordance with the terms of the Pari Passu Indebtedness Documents or upon the occurrence of any other Event of Default under the Pari Passu Indebtedness Documents and for so long as such Event of Default under the Pari Passu Indebtedness Documents is continuing, subject at all times to the provisions of Sections 2.2 and

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4.1 hereof, in each case, commencing one hundred eighty (180) days after the receipt by the Working Capital Facility Collateral Agent of the declaration by the Trustee or the Existing Notes Collateral Agent or the Interim Notes Collateral Agent, on the one hand, or Pari Passu Collateral Agent, on the other hand, of such Event of Default under any of  the Notes Documents or Pari Passu Indebtedness Documents, as applicable, and of the written demand by the Trustee or the Existing Notes Collateral Agent or the Interim Notes Collateral Agent, on the one hand, or the Pari Passu Collateral Agent, on the other hand, to the Company for the accelerated payment of any or all Notes Obligations or Pari Passu Obligations, as applicable (unless any Obligor is subject to an Insolvency Proceeding by reason of which such declaration and the making of such demand is stayed, in which case, commencing on the date of the commencement of such Insolvency Proceeding), the Trustee or the Existing Notes Collateral Agent (except as prohibited by any other provision of this Agreement, including paragraph (f) below) or the Interim Notes Collateral Agent, on the one hand, or the Pari Passu Collateral Agent, on the other hand, may take any action described in Section 3.1(a) above with respect to its Liens on the Shared Collateral but only so long as the Working Capital Facility Collateral Agent is not already diligently pursuing the exercise of its enforcement rights or remedies against, or diligently attempting to vacate any stay of enforcement of its Liens on, all or any material portion of the Shared Collateral, in the case of the Existing Notes Collateral Agent or the Interim Notes Collateral Agent and the Existing Notes Noteholders or Interim Notes Noteholders, as applicable, and the Pari Passu Collateral, in the case of the Pari Passu Collateral Agent and the Pari Passu Lenders (including, without limitation, any of the following: subject to applicable laws, the solicitation of bids from third parties to conduct the liquidation of all or any material portion of the Shared Collateral, the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, auctioneers or other third parties for the purpose of valuing, marketing, promoting and selling a material portion of the Shared Collateral, the notification of account debtors to make payments to the Working Capital Facility Collateral Agent or its agent, any action to take possession of all or any material portion of the Shared Collateral or commencement of any legal proceedings or actions against or with respect to all or any material portion of the Shared Collateral).

(f)                                    Notwithstanding anything to the contrary set forth herein, in the event of the failure of the Company to make any payment in respect of (i) the Existing Notes Indebtedness in accordance with the terms of the Existing Notes Documents or upon the occurrence of any other Event of Default under the Existing Notes Documents and for so long as such Event of Default under the Notes Documents is continuing, subject at all times to the provisions of Sections 2.2 and 4.1 hereof, or (ii) the Pari Passu Indebtedness in accordance with the terms of the Pari Passu Indebtedness Documents or upon the occurrence of any other Event of Default under the Pari Passu Indebtedness Documents and for so long as such Event of Default under the Pari Passu Indebtedness Documents is continuing, subject at all times to the provisions of Sections 2.2 and 4.1 hereof, in each case, commencing one hundred eighty (180) days after the later of (i) the Discharge of Working Capital Facility Obligations (if any) and (ii) receipt by the Interim Notes Collateral Agent of the declaration by the Existing Notes Trustee or the Existing Notes Collateral Agent, on the one hand, or Pari Passu Collateral Agent, on the other hand, of such Event of Default under the Existing Notes Documents or Pari Passu Indebtedness Documents, as applicable, and of the written demand by the Existing Notes Trustee or the Existing Notes Collateral Agent, on the one hand, or the Pari Passu Collateral Agent, on the other hand, to the Company for the accelerated payment of all Existing Notes Obligations or Pari

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Passu Obligations, as applicable (unless any Obligor is subject to an Insolvency Proceeding by reason of which such declaration and the making of such demand is stayed, in which case, commencing on the date of the commencement of such Insolvency Proceeding), the Existing Notes Trustee or the Existing Notes Collateral Agent, on the one hand, or the Pari Passu Collateral Agent, on the other hand, may take any action described in Section 3.1(a) above with respect to its Liens on the Collateral but only so long as the Interim Notes Collateral Agent is not already diligently pursuing the exercise of its enforcement rights or remedies against, or diligently attempting to vacate any stay of enforcement of its Liens on, all or any material portion of the Shared Collateral, in the case of the Existing Notes Collateral Agent and the Existing Notes Noteholders, and the Pari Passu Collateral, in the case of the Pari Passu Collateral Agent and the Pari Passu Lenders (including, without limitation, any of the following: subject to applicable laws, the solicitation of bids from third parties to conduct the liquidation of all or any material portion of the Shared Collateral, the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, auctioneers or other third parties for the purpose of valuing, marketing, promoting and selling a material portion of the Shared Collateral, the notification of account debtors to make payments to the Interim Notes Collateral Agent or its agent, any action to take possession of all or any material portion of the Shared Collateral or commencement of any legal proceedings or actions against or with respect to all or any material portion of the Shared Collateral).

Section 4. Payments.

4.1                                 Application of Proceeds and Payments Over.  Each Authorized Representative on its own behalf and on behalf of each other Secured Party of the Series of Secured Debt with respect to which it is acting in such capacity (and each such Secured Party by its acceptance of the benefits of the Secured Debt Documents) hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral pursuant to any Collateral Document or by the exercise of any rights available to it under applicable law or in any Insolvency Proceedings or through any other exercise of remedies or the taking of any other Enforcement Action, then it shall hold such Shared Collateral, proceeds or payment in trust for the other Secured Parties and promptly transfer such Shared Collateral, proceeds or payment, as the case may be, to the Controlling Collateral Agent, and any proceeds or payment (collectively, “Proceeds”), shall be applied in the following order:

(a)                                  FIRST, to the fees and expenses of, and reimbursements and indemnification owed to, the Controlling Collateral Agent under this Agreement and under the Secured Debt Documents to which it is a party that are unpaid as of the applicable date of receipt of such Proceeds, and to any Secured Party which has theretofore advanced or paid any such fees and expenses of, and reimbursements and indemnification owed to, the Controlling Collateral Agent in an amount equal to the amount thereof so advanced or paid by such Secured Party;

(b)                                 SECOND, to the fees and expenses of, and reimbursements and indemnification that do not relate to the Collateral or the exercise of rights and remedies with respect to thereto (which would be the subject of clause FIRST above) owed to the Working Capital Facility Collateral Agent pursuant to the Working Capital Facility Agreement;

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(c)                                  THIRD to the fees and expenses of, and reimbursements and indemnification that do not relate to the Collateral or the exercise of rights and remedies with respect to thereto (which would be the subject of clause FIRST above) owed to the Notes Collateral Agent pursuant to the Notes Documents and the Pari Passu Collateral Agent pursuant to the Pari Passu Indebtedness Documents, Equally and Ratably,

(d)                                 FOURTH, to the payment in cash of the Working Capital Facility Obligations then due and owing;

(e)                                  FIFTH, to the payment in cash of the Interim Notes Obligations then due and owing and any Pari Passu Obligations then due and owing, Equally and Ratably (after giving effect to any payments previously made under this Section),

(f)                                    SIXTH, to the payment in cash of the Existing Notes Obligations then due and owing, and

(g)                                 SEVENTH, to the Company and the Guarantors or their successors or assigns, as their interests may appear, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

Section 5. Other Agreements.

5.1                                 Releases.

(a)                                  If, in connection with the exercise of the Controlling Collateral Agent’s remedies in respect of the Shared Collateral provided for in Section 3.1, or, during the continuance any matured “event of default” under the Working Capital Facility Documents, in connection with a Disposition in lieu of foreclosure or other exercise of remedies on any of Shared Collateral by any Obligor at the written direction, or with the approval, of the Controlling Collateral Agent or the Controlling Collateral Agent for itself or on behalf of any of the Controlling Secured Parties, the Controlling Collateral Agent releases any of its Liens on any part of the Shared Collateral, then all Liens on such Shared Collateral in favor of any Secured Party (other than any such Liens on Proceeds, which shall continue notwithstanding such release) shall be automatically, unconditionally and simultaneously released, provided that the Proceeds of such Shared Collateral are applied to repay the Obligations in accordance with Section 4.1.

(b)                                 If in connection with any sale, lease, exchange, transfer or other disposition of any Shared Collateral (collectively, a “Disposition”) permitted under the terms of each of the Working Capital Facility Documents, the Notes Documents and the Pari Passu Indebtedness Documents (other than in connection with the exercise of the Controlling Collateral Agent’s remedies or any other Enforcement Action in respect of the Shared Collateral provided for in Section 3.1), the Controlling Collateral Agent, for itself or on behalf of any of the Controlling Secured Parties, releases its Liens on any of the Shared Collateral, other than in connection with, or in anticipation of, the Discharge of Working Capital Facility Obligations, then the Existing Notes Liens, the Interim Notes Liens and the Pari Passu Liens on such Shared Collateral shall be automatically, unconditionally and simultaneously released; provided, that the Existing Notes Liens and Interim Notes Liens upon the Shared Collateral securing the Notes

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Obligations shall not be released if the Disposition is subject to Section 6.01 of the Interim Notes Indenture.

(c)                                  If (i) the Required Working Capital Facility Lenders, the Required Noteholders under the Notes Documents and the Required Pari Passu Lenders under the Pari Passu Indebtedness Documents consent to a release of any or all of the Shared Collateral, and (ii) the Company delivers an Officers’ Certificate to the Working Capital Facility Collateral Agent, the Notes Collateral Agent and the Pari Passu Collateral Agent certifying that all such necessary consents have been obtained, the Working Capital Facility Collateral Agent, for itself and for the benefit of the Working Capital Facility Lenders, the Notes Collateral Agent, for itself and for the benefit of the Noteholders, and the Pari Passu Collateral Agent, for itself and for the benefit of the Pari Passu Lenders, shall unconditionally and simultaneously release their Liens on such Shared Collateral.

(d)                                 If the guarantee of the Notes Indebtedness by a Guarantor is released in accordance with the Notes Documents, the Liens on the Shared Collateral securing such guarantee of such Guarantor shall be automatically, unconditionally and simultaneously released.

(e)                                  If the guarantee of the Working Capital Facility Indebtedness by a Guarantor is released in accordance with the Working Capital Facility Documents, the Working Capital Facility Liens on the Shared Collateral of such Guarantor shall be automatically, unconditionally and simultaneously released.

(f)                                    If the guarantee of the Pari Passu Indebtedness by a Guarantor is released in accordance with the Pari Passu Indebtedness Documents, the Pari Passu Liens on the Shared Collateral of such Guarantor shall be automatically, unconditionally and simultaneously released.

provided, that, in each case, the Controlling Collateral Agent and each Trustee have received all documentation, if any, that may be required by the Trust Indenture Act in connection therewith.  In connection with any release of Collateral as provided for above, the Controlling Collateral Agent will promptly execute any release documentation with respect thereto reasonably requested by the Company.

(g)                                 Each of the Authorized Representatives hereby irrevocably constitutes and appoints the Controlling Collateral Agent and any officer or agent of the Controlling Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Authorized Representative, or in the Controlling Collateral Agent’s name, from time to time in the Controlling Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1, including, without limitation, any financing statement amendments, endorsements or other instruments or transfer or release.  This power is coupled with an interest and shall be irrevocable.

5.2                                 Insurance.  The Controlling Collateral Agent shall have the sole and exclusive right, subject to the rights of the Company under the relevant Collateral Documents, to adjust settlement for any insurance policy covering any Shared Collateral in the event of any loss

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thereunder and to approve any award granted in any condemnation or similar proceeding affecting any Shared Collateral.  All proceeds of any such policy and any such award shall be paid to the Controlling Collateral Agent for distribution in accordance with Section 4.1.  If any Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Controlling Collateral Agent in accordance with the terms of Section 4.1.

5.3                                 Amendments to Documents The Working Capital Facility Documents, the Existing Notes Documents, the Interim Notes Documents and the Pari Passu Indebtedness Documents may be amended, supplemented or otherwise modified in accordance with their terms and the Working Capital Facility Indebtedness, the Existing Notes Indebtedness, the Interim Notes Indebtedness and the Pari Passu Indebtedness may be refinanced, in each case, without notice to, or the consent of any of the parties hereto, all without affecting the lien subordination or other provisions of this Agreement; provided, that the holders of such refinancing debt bind themselves in a writing addressed to each of the parties hereto to the terms of this Agreement, and provided, that no such amendment, supplement, modification or refinancing shall result in the Working Capital Facility Indebtedness exceeding, or being permitted to exceed, the Working Capital Facility Debt Cap.

(b)                                 The Company and the Existing Notes Collateral Agent agree that each Existing Notes Collateral Document shall include the following caption (appropriately modified to conform to definitions applicable thereto):

“THIS [AGREEMENT][INDENTURE] AND THE RIGHTS OF THE PARTIES HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE OMNIBUS INTERCREDITOR AGREEMENT DATED AS OF                                     , 20    , BETWEEN [                      ] AND THE OTHER CREDITORS PARTY THERETO FROM TIME TO TIME, AND THE [COMPANY AND THE GUARANTORS][COMPANY AND THE OTHER [GRANTORS][OBLIGORS]], AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS THEREOF.”

(c)                                  The Company, the Notes Collateral Agent and the Pari Passu Collateral Agent each agrees that each Notes Collateral Document and Pari Passu Collateral Document shall include the following caption (appropriately modified to conform to definitions applicable thereto):

“THIS [AGREEMENT][INDENTURE] AND THE RIGHTS OF THE PARTIES HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE OMNIBUS INTERCREDITOR AGREEMENT DATED AS OF                                     , 20    , BETWEEN [                      ] AND THE OTHER CREDITORS PARTY THERETO FROM TIME TO TIME, AND THE [COMPANY AND THE GUARANTORS][COMPANY AND THE OTHER [GRANTORS][OBLIGORS]], AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS THEREOF.”

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provided, however, that if the jurisdiction in which any such Notes Collateral Document or Pari Passu Collateral Document will be filed prohibits the inclusion of the language in clause (b) or (c) above or would prevent a document containing such language from being recorded, the Working Capital Facility Collateral Agent, the Notes Collateral Agent and, if applicable, the Pari Passu Collateral Agent, agree, prior to such Notes Collateral Document or Pari Passu Collateral Document being entered into, to negotiate in good faith replacement language stating that the Liens granted under such Notes Collateral Document or Pari Passu Collateral Document is subject to the provisions of this Agreement.

(d)                                 The Company, the Notes Collateral Agent and the Pari Passu Collateral Agent each agrees that each indenture or other primary debt document governing the Notes Indebtedness and Pari Passu Indebtedness shall include the following language (appropriately modified to conform to definitions applicable thereto):

“The [Lenders][Holders][other applicable term], [by their acceptance of the [Notes]][by their execution and delivery hereof], hereby irrevocably authorize and direct the [Agent][Trustee][other applicable term]  to enter into the Omnibus Intercreditor Agreement [as defined herein] on behalf of the [Agent][Trustee][other applicable term] and the  [Lenders][Holders][other applicable term], and agree to be bound by the provisions thereof as if they were direct signatories thereof, and to take all actions required to be taken by them in accordance with the provisions thereof, and to otherwise comply therewith, and irrevocably authorize and direct the [Agent][Trustee][other applicable term] to take all actions on its or the [Lenders’][Holders’][other applicable term] behalf as are necessary to comply with the provisions thereof.  The rights and remedies of the [Agent][Trustee][other applicable term], on behalf of the [Lenders][Holders][other applicable term], under this [Agreement][Indenture] shall be subject to the Omnibus Intercreditor Agreement as in effect from time to time.  In the event of any conflict between the terms of the Omnibus Intercreditor Agreement and this [Agreement][Indenture], the terms of the Omnibus Intercreditor Agreement shall govern and control.”

5.4                                 Rights as Unsecured Creditors.  Notwithstanding anything to the contrary in this Agreement, each Junior Secured Party may exercise rights and remedies as an unsecured creditor against any Obligor in accordance with the terms of the Notes Documents or Pari Passu Indebtedness Documents, as applicable, and applicable law.  For the avoidance of doubt, nothing in this Agreement shall prohibit the receipt by a Junior Secured Party of the required payments of interest on and principal of the Notes or Pari Passu Obligations, as applicable, so long as such receipt is not the direct or indirect result of the taking by the Notes Collateral Agent or any Noteholder, on the one hand, or the Pari Passu Collateral Agent or any Pari Passu Lender, on the other hand, of any Enforcement Action in respect of any Lien held by any of them in contravention of this Agreement.  In the event that a Junior Secured Party becomes a judgment lien creditor in respect of any Shared Collateral as a result of its enforcement of its rights as an unsecured creditor, the judgment lien held by such Junior Secured Party shall be deemed part of the Obligations held by such Junior Secured Party and shall be subordinated to the Liens

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securing the other Obligations held by the other Junior Secured Parties to the extent provided in this Agreement.

5.5                                 Bailee for Perfection The Controlling Collateral Agent agrees to hold all of the Shared Collateral in its possession or control (or in the possession or control of its agents or bailees) as agent for perfection and bailee for the benefit of and on behalf of the Working Capital Facility Collateral Agent, the Notes Collateral Agent and the Pari Passu Collateral Agent solely for the purpose of perfecting the security interest granted in such Shared Collateral pursuant to the Working Capital Facility Collateral Documents, Notes Collateral Documents and the Pari Passu Collateral Documents (such provision being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the UCC), subject to the terms and conditions of this Section 5.5.

(b)                                 The Controlling Collateral Agent shall not have any obligation whatsoever to any Junior Secured Party to assure that the Shared Collateral in the Controlling Collateral Agent’s possession or control is genuine or owned by any Obligor or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5.  The duties or responsibilities of the Controlling Collateral Agent under this Section 5.5 shall be limited solely to holding the Shared Collateral in its possession or control as agent for perfection and bailee for the Existing Notes Collateral Agent and the Interim Notes Collateral Agent and the Pari Passu Collateral Agent, as applicable, for purposes of perfecting the Lien held by the Existing Notes Collateral Agent and  the Interim Notes Collateral Agent and the Pari Passu Collateral Agent, as applicable, and to using the same degree of care with respect to such Shared Collateral as the Controlling Collateral Agent uses for similar property pledged to it as collateral for indebtedness generally.  The Controlling Collateral Agent shall not be liable to any Junior Secured Party for any action taken or omitted by it hereunder or in connection herewith, except to the extent of the Controlling Collateral Agent’s own gross negligence or willful misconduct as determined by a final non-appealable order of a court of competent jurisdiction.

(c)                                  The Controlling Collateral Agent shall not have, by reason of any document, a fiduciary relationship in respect of any Junior Secured Party.

(d)                                 If (i) the Controlling Collateral Agent is the Working Capital Facility Collateral Agent, and if any Notes Obligations remain outstanding upon the Discharge of Working Capital Facility Obligations, the Working Capital Facility Collateral Agent shall deliver to the Primary Notes Collateral Agent as successor Controlling Collateral Agent the Shared Collateral in its possession or control (or in the possession or control of its agents or bailees) together with any necessary or reasonably requested endorsements (or otherwise allow the Primary Notes Collateral Agent to obtain control of such Shared Collateral), or as a court of competent jurisdiction may otherwise direct, or (ii) the Controlling Collateral Agent is the Primary Notes Collateral Agent, and if any Pari Passu Indebtedness remains outstanding upon the Discharge of Interim Notes Obligations, the Primary Notes Collateral Agent shall deliver to Pari Passu Collateral Agent the Shared Collateral in its possession or control (or in the possession or control of its agents or bailees) together with any necessary or reasonably requested endorsements (or otherwise allow the Pari Passu Collateral Agent to obtain control of such Shared Collateral), or as a court of competent jurisdiction may otherwise direct.  The successor Controlling Collateral Agent agrees to hold any Shared Collateral so received from the

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former Controlling Collateral Agent in its possession or control as bailee for the remaining Authorized Representatives, and to use the same degree of care with respect to such Shared Collateral as the successor Controlling Collateral Agent uses for similar property pledged to it as collateral for indebtedness generally.

5.6                                 Purchase Option.

(a)                                  Upon the occurrence and during the continuance of an Event of Default or an event of default under the Working Capital Facility Documents that is not cured or waived within thirty (30) days, the Interim Notes Collateral Agent on behalf of the Interim Notes Noteholders, and the Pari Passu Collateral Agent on behalf of the Pari Passu Lenders, after written demand by the Trustee or the Interim Notes Collateral Agent, on the one hand, and/or the Pari Passu Collateral Agent, on the other hand, to the Company for the accelerated payment of all Interim Notes Obligations or Pari Passu Obligations, as applicable, shall have the option at any time upon five (5) Business Days’ prior written notice to the Working Capital Facility Collateral Agent to elect to purchase a portion of the Working Capital Facility Indebtedness from the Working Capital Facility Lenders, ratably in proportion to the outstanding Obligations of each outstanding Series of Secured Debt (in each case, the “Purchasable Portion”).  Such notice (an “Exercise Notice”) from the Interim Notes Collateral Agent or Pari Passu Collateral Agent, as applicable, to the Working Capital Facility Collateral Agent shall be irrevocable; provided, that the Interim Notes Collateral Agent or Pari Passu Collateral Agent, as applicable, shall have the right within ten (10) days following receipt of the information required to be delivered pursuant to clauses (a) and (b) of the definition of “Qualified Indemnification Claim” to revoke such election to purchase such portion of the Working Capital Facility Indebtedness; provided, further, that such revocation is in writing duly signed by the Interim Notes Collateral Agent or Pari Passu Collateral Agent, as applicable, and is received by the Working Capital Facility Collateral Agent prior to the expiration of such ten-day period.  Neither the Existing Notes Collateral Agent nor any Existing Notes Noteholder shall have any rights under this Section 5.6.

(b)                                 On the date specified by the Interim Notes Collateral Agent or Pari Passu Collateral Agent in its respective Exercise Notice (which shall not be less than five (5) Business Days, nor more than the later of (i) thirty (30) days after the receipt by the Working Capital Facility Collateral Agent of the Exercise Notice, and (ii) ten (10) days after receipt by the Interim Notes Collateral Agent or Pari Passu Collateral Agent, as applicable, of the information required to be delivered pursuant to clauses (a) and (b) of the definition of “Qualified Indemnification Claim” (the later of such dates, the “Outside Closing Date”)), the Working Capital Facility Collateral Agent and Working Capital Facility Lenders shall sell to the Interim Notes Collateral Agent and/or the Pari Passu Collateral Agent, and the Interim Notes Collateral Agent and/or the Pari Passu Collateral Agent shall purchase from the Working Capital Facility Collateral Agent and Working Capital Facility Lenders, the respective Purchasable Portion; provided, that (A) the Working Capital Facility Collateral Agent and Working Capital Facility Lenders shall retain all rights to be indemnified or held harmless by any Obligor in accordance with the terms of the Working Capital Facility Documents as to actions or events that occurred or did not occur prior to the closing of the of the sale of the Working Capital Facility Indebtedness to the Interim Notes Collateral Agent and/or the Pari Passu Collateral Agent, but shall not retain any rights to the security therefor, and (B) nothing contained in clause (A) above shall restrict or limit the indemnification rights of any Trustee, the Interim Notes Collateral Agent, the Interim Notes

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Noteholders, the Pari Passu Collateral Agent or the Pari Passu Lenders pursuant to the Working Capital Facility Documents assumed as a result of the purchase of the Working Capital Facility Indebtedness.  The Working Capital Facility Collateral Agent hereby represents and warrants that, as of the date it becomes a party to this Agreement, no approval of any court or other regulatory or governmental authority is required for such sale.

(c)           Upon the date of such purchase and sale, the Interim Notes Collateral Agent and/or the Pari Passu Collateral Agent, as applicable, shall (i) pay to the Working Capital Facility Collateral Agent, for the benefit of Working Capital Facility Lenders, as the purchase price therefore, the full amount of the respective Purchasable Portion of all the Working Capital Facility Indebtedness then outstanding and unpaid (including principal, interest, fees and expenses, including reasonable attorneys’ fees and legal expenses but excluding any early termination fee or prepayment penalty or premium payable pursuant to the Working Capital Facility Agreement or any other Working Capital Facility Document), (ii) furnish cash collateral to the Working Capital Facility Collateral Agent in such amounts as the Working Capital Facility Collateral Agent determines is reasonably necessary to secure the Working Capital Facility Collateral Agent and Working Capital Facility Lenders in connection with any issued and outstanding letters of credit provided by the Working Capital Facility Collateral Agent or Working Capital Facility Lenders (or letters of credit that the Working Capital Facility Collateral Agent has arranged to be provided by third parties pursuant to the financing arrangements under the Working Capital Facility Documents of the Working Capital Facility Collateral Agent and Working Capital Facility Lenders with the Company or any Obligor) to the Company or any Obligor (but not in any event in an amount greater than 110% of the aggregate undrawn face amount of such letters of credit), (iii) agree to reimburse the Working Capital Facility Collateral Agent and Working Capital Facility Lenders for any checks or other payments provisionally credited to the Working Capital Facility Indebtedness, and/or as to which the Working Capital Facility Collateral Agent or Working Capital Facility Lenders has not yet received final payment and (iv) agree to reimburse the Working Capital Facility Collateral Agent and Working Capital Facility Lenders in respect of Qualified Indemnification Claims which in fact result in any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) to the Working Capital Facility Collateral Agent and Working Capital Facility Lenders; provided, that (A) in no event will the Interim Notes Collateral Agent or Interim Notes Noteholders, on the one hand, or the Pari Passu Collateral Agent or Pari Passu Lenders, on other other hand, have any liability for such amounts in excess of the cash proceeds of Shared Collateral received by the Interim Notes Collateral Agent or the Pari Passu Collateral Agent, as applicable, net of (1) the reasonable costs of collection (including reasonable attorneys’ fees and legal expenses) incurred by or on behalf of the Working Capital Facility Collateral Agent or the Working Capital Facility Lenders in respect of such Shared Collateral and (2) any amounts that are required to be turned over to the Working Capital Facility Collateral Agent or the Working Capital Facility Lenders under this Agreement, including pursuant to Section 6.6, (B) in no event shall the Interim Notes Collateral Agent or any Interim Notes Noteholder, on the one hand, or the Pari Passu Collateral Agent or any Pari Passu Lender, on the other hand, have any such liability for or in respect of any indemnification claims (other than the Qualified Indemnification Claims), (C) in no event shall the Interim Notes Collateral Agent or the Pari Passu Collateral Agent have any such liability for any such losses, costs, damages or expenses to the extent caused by or resulting from the gross negligence or willful misconduct of the Working Capital Facility Collateral Agent, as determined by a final non-appealable order of a court of competent jurisdiction, and (D) any amounts

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reimbursed by the Interim Notes Collateral Agent or the Pari Passu Collateral Agent pursuant to this clause (c)(iv) shall constitute Working Capital Facility Obligations.  Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of the Working Capital Facility Collateral Agent in New York, New York, as the Working Capital Facility Collateral Agent may designate in writing to the Interim Notes Collateral Agent and Pari Passu Collateral Agent for such purpose not less than three (3) Business Days prior to the date on which such amounts are to be so remitted.  Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by the Interim Notes Collateral Agent and/or the Pari Passu Collateral Agent, as applicable, to the bank account designated by the Working Capital Facility Collateral Agent are received in such bank account prior to 1:00 p.m. (New York City time) and interest shall be calculated to and including such Business Day if the amounts so paid by the Interim Notes Collateral Agent and/or Pari Passu Collateral Agent, as applicable, to the bank account designated by the Working Capital Facility Collateral Agent are received in such bank account later than 1:00 p.m. (New York City time).

(d)           Such purchase shall be expressly made without representation or warranty of any kind by the Working Capital Facility Collateral Agent and Working Capital Facility Lenders as to the Working Capital Facility Indebtedness or otherwise and without recourse to the Working Capital Facility Collateral Agent or Working Capital Facility Lenders, except that the Working Capital Facility Collateral Agent and Working Capital Facility Lenders shall represent and warrant: (i) the amount of the Working Capital Facility Indebtedness being purchased, (ii) that the Working Capital Facility Collateral Agent and Working Capital Facility Lenders own the Working Capital Facility Indebtedness free and clear of any Liens or encumbrances and (iii) the Working Capital Facility Collateral Agent and Working Capital Facility Lenders have the right to assign the Working Capital Facility Indebtedness and the assignment is duly authorized.

(e)           The Working Capital Facility Collateral Agent agrees that it shall give the Interim Notes Collateral Agent and the Pari Passu Collateral Agent five (5) Business Days prior written notice of its intention to commence the exercise of any enforcement right or remedy against the Shared Collateral.  In the event that during such five Business Day period, the Interim Notes Collateral Agent and the Pari Passu Collateral Agent shall send to the Working Capital Facility Collateral Agent the irrevocable notice of the Interim Notes Collateral Agent’s and the Pari Passu Collateral Agent’s intention to exercise the purchase option given by the Working Capital Facility Collateral Agent to the Interim Notes Collateral Agent and Pari Passu Collateral Agent under this Section 5.6, the Working Capital Facility Collateral Agent shall not commence any foreclosure or other action to sell or otherwise realize upon the Shared Collateral or immediately desist from taking any further action; provided, that the purchase and sale with respect to the Working Capital Facility Indebtedness provided for herein shall have closed by the Outside Closing Date and the Working Capital Facility Collateral Agent shall have received payment in full of the Working Capital Facility Indebtedness as provided for herein on or before the Outside Closing Date.  Nothing contained in this Section 5.6(e) shall restrict or prohibit the Working Capital Facility Collateral Agent from taking action to the extent that the Working Capital Facility Collateral Agent, in its good faith judgment, deems such action to be necessary to preserve or protect the Shared Collateral.

5.7           Escrow.  In connection with the issuance of any Series of Secured Debt, any Obligor may enter into an escrow agreement (each, an “Escrow Agreement”) with an escrow

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agent (each, an “Escrow Agent”), which may be the Primary Notes Collateral Agent, the Working Capital Facility Collateral Agent or any Pari Passu Collateral Agent pursuant to which such Obligor may deposit with such Escrow Agent, from the proceeds of such Series of Secured Debt, an amount equal to that amount of interest payments on the Series of Secured Debt specified in the applicable Working Capital Facility Security Document, Notes Collateral Document or Pari Passu Collateral Document (the “Escrowed Interest”) and may grant a security interest to the applicable Escrow Agent in such Escrowed Interest to secure all Obligations under such Series of Secured Debt.  Notwithstanding anything to the contrary set forth in this Agreement, the Escrowed Interest (and any earnings thereon) for a Series of Secured Debt shall not secure any Series of Secured Debt other than the Obligations under the Series of Secured Debt to which it is pledged and shall be applied to payment of the Series of Secured Debt it secures in accordance with the terms of the respective Escrow Agreement and the other Working Capital Facility Documents, Notes Documents or Pari Passu Indebtedness Documents, as applicable.

5.8           Collateral Shared Equally and Ratably Among Senior Subordinated Secured Parties.  Unless otherwise agreed in writing by the Interim Notes Collateral Agent, the Working Capital Facility Collateral Agent and the Pari Passu Collateral Agent, the Secured Parties hereby agree that the payment and satisfaction of all of the Senior Indebtedness will be secured Equally and Ratably by the security interests in the Shared Collateral established in favor of the Interim Notes Collateral Agent (for itself and for the benefit of the Interim Notes Noteholders) and the Pari Passu Collateral Agent (for itself and for the benefit of the Pari Passu Lenders).  It is understood and agreed that nothing in this Section 5.8 is intended to alter the priorities among the Secured Parties and the Working Capital Facility Collateral Agent and Working Capital Facility Lenders as provided in Section 2 hereof.

5.9           Voting.  Following the Discharge of Working Capital Facility Obligations, in connection with any decision by the Senior Subordinated Secured Parties under this Agreement, the votes of each Series of Senior Subordinated Secured Debt entitled to vote thereon shall be cast in the manner provided by, and in accordance with the decision of the holders of such Series of Senior Subordinated Secured Debt made pursuant to the terms of the corresponding Secured Debt Documents.

5.10        Intercreditor Decisions.

(a)           No amendment or supplement to any Notes Documents or Pari Passu Indebtedness Document that changes the date, amount or method of calculation of the payment of principal of, or interest or premium (if any) on the Notes Indebtedness or the Pari Passu Indebtedness, in an a way that adversely affects the rights of any holder of Notes Indebtedness or the Pari Passu Indebtedness, will become effective without the consent of the Interim Notes Collateral Agent and Pari Passu Collateral Agent.

(b)           The Interim Notes Collateral Agent and the Interim Notes Noteholders, on the one hand, and the Pari Passu Collateral Agent and the Pari Passu Lenders, on the other hand, may, at any time and from time to time, without the consent of or notice to any Junior Secured Party and without impairing or releasing the obligations of any person under this Agreement, (i) amend any agreement related solely to such Series of Secured Debt in accordance with the terms

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thereof, (ii) release anyone liable in any manner under or in respect of the obligations owing in connection with such Series of Secured Debt (but only in respect of such obligations), and (iii) waive any provisions of any agreement related solely to such Series of Secured Debt.

Section 6. Insolvency Proceedings.

6.1           Insolvency Proceedings Generally.  This Agreement shall be applicable both before and after the filing of any petition by or against any Obligor under the Bankruptcy Code or the commencement of any other Insolvency Proceedings and all converted or succeeding cases in respect thereof, and all references herein to any Obligor shall be deemed to apply to the trustee for any Obligor and any Obligor as debtor-in-possession.  The relative rights of the Working Capital Facility Collateral Agent, the Interim Notes Collateral Agent, the Pari Passu Collateral Agent and the Existing Notes Collateral Agent in or to any distributions from or in respect of any Shared Collateral or proceeds of Collateral shall continue after the filing of such petition on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Obligor as debtor-in-possession.  This Agreement shall constitute a “subordination agreement” for the purposes of Section 510(a) of the Bankruptcy Code and shall be enforceable in any Insolvency Proceeding in accordance with its terms.

6.2           Financing Issues  From the incurrence of the Working Capital Facility Obligations until the Discharge of Working Capital Facility Obligations, if any Obligor shall be subject to any Insolvency Proceeding and the Working Capital Facility Collateral Agent or any Working Capital Facility Lender shall desire (i) to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) constituting Shared Collateral or (ii) to permit any Obligor to obtain financing under Section 364 of the Bankruptcy Code (“DIP Financing”), then the Notes Collateral Agent, on behalf of itself and the Noteholders, and the Pari Passu Collateral Agent, on behalf of the Pari Passu Lenders, will raise no objection to such Cash Collateral use or DIP Financing (provided that such DIP Financing is on terms and conditions no less favorable to the Company and its subsidiaries than any other debtor in possession financing available to the Company in the market) and to the extent the Liens securing the Working Capital Facility Obligations (subject to the principal amount thereof not exceeding the Working Capital Facility Debt Cap) are subordinated to or pari passu with such DIP Financing, the Notes Collateral Agent and the Pari Passu Collateral Agent will subordinate their respective Liens on the Shared Collateral to the Liens securing such DIP Financing (and all obligations relating thereto) in the same priorities and to the same extent as provided herein with respect to the Working Capital Facility and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the Working Capital Facility Collateral Agent or to the extent permitted by this Section 6.2 or by Section 6.4(b)); provided, that (i) the aggregate principal amount of the DIP Financing plus the aggregate outstanding principal amount of Working Capital Facility Indebtedness plus the aggregate face amount of any letters of credit issued and not reimbursed under the Working Capital Facility Agreement does not exceed the Working Capital Facility Debt Cap and (ii) the Notes Collateral Agent and the Noteholders, and the Pari Passu Collateral Agent and the Pari Passu Lenders, retain the right to object to any ancillary agreements or arrangements regarding Cash Collateral use or the DIP Financing that are materially prejudicial to their interests.

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(b)           From the incurrence of the Interim Notes Obligations until the Discharge of Interim Notes Obligations, if any Obligor shall be subject to any Insolvency Proceeding and the Interim Notes Collateral Agent or any Interim Notes Noteholder shall desire (i) to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) constituting Shared Collateral or (ii) to permit any Obligor to obtain DIP Financing, then the Existing Notes Collateral Agent, on behalf of itself and the Existing Notes Noteholders, and the Pari Passu Collateral Agent, on behalf of the Pari Passu Lenders, will raise no objection to such Cash Collateral use or DIP Financing and to the extent the Liens securing the Interim Notes Obligations are subordinated to or pari passu with such DIP Financing, the Existing Notes Collateral Agent and the Pari Passu Collateral Agent will subordinate their respective Liens on the Shared Collateral to the Liens securing such DIP Financing (and all obligations relating thereto) and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the Interim Notes Collateral Agent or to the extent permitted by this Section 6.2 or by Section 6.4(b).

6.3           Relief from the Automatic Stay. Each of the Notes Collateral Agent (on behalf of itself and the Noteholders) and the Pari Passu Collateral Agent (on behalf of the Pari Passu Lenders) agree that, from the incurrence of the Working Capital Facility Obligations until the Discharge of Working Capital Facility Obligations, none of them shall seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of the Shared Collateral, without the prior written consent of the Working Capital Facility Collateral Agent and the Required Working Capital Facility Lenders.  Until the Discharge of Interim Notes Obligations, each of the Existing Notes Collateral Agent (on behalf of itself and the Existing Notes Noteholders) and the Pari Passu Collateral Agent (on behalf of the Pari Passu Lenders) agree that none of them shall seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of the Shared Collateral, without the prior written consent of the Required Noteholders under the Interim Notes Indenture and the Required Working Capital Facility Lenders.

6.4           Adequate Protection  Subject to Section 6.2, each of the Notes Collateral Agent (on behalf of itself and the Noteholders) and the Pari Passu Collateral Agent (on behalf of the Pari Passu Lenders), agree that none of them shall contest (or support any other Person contesting):

(i)            any request by the Working Capital Facility Collateral Agent or the Working Capital Facility Lenders for adequate protection; or

(ii)           any objection by the Working Capital Facility Collateral Agent or the Working Capital Facility Lenders to any motion, relief, action or proceeding based on the Working Capital Facility Collateral Agent or the Working Capital Facility Lenders claiming a lack of adequate protection.

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Subject to Section 6.2, each of the Existing Notes Collateral Agent (on behalf of itself and the Existing Notes Noteholders) and the Pari Passu Collateral Agent (on behalf of the Pari Passu Lenders), agree that none of them shall contest (or support any other Person contesting):

(iii)          any request by the Interim Notes Collateral Agent or the Interim Notes Noteholders for adequate protection; or

(iv)          any objection by the Interim Notes Collateral Agent or the Interim Notes Noteholders to any motion, relief, action or proceeding based on the Interim Notes Collateral Agent or the Interim Notes Noteholders claiming a lack of adequate protection.

(b)           Notwithstanding the foregoing provisions in this Section 6.4, in any Insolvency Proceeding:

(i)            if the Working Capital Facility Collateral Agent or the Working Capital Facility Lenders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any Cash Collateral use or DIP Financing, then the Interim Notes Collateral Agent (on behalf of itself or any of the Interim Notes Noteholders) and the Pari Passu Collateral Agent (on behalf of itself or any of the Pari Passu Lenders) may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the Working Capital Facility Obligations (subject to the principal amount thereof not exceeding the Working Capital Facility Debt Cap) and such Cash Collateral use or DIP Financing (and all obligations relating thereto) on the same basis as the other Interim Note Liens or Pari Passu Liens, as applicable, are so subordinated to the Working Capital Facility Obligations (subject to the principal amount thereof not exceeding the Working Capital Facility Debt Cap) under this Agreement; and

(ii)           in the event the Interim Notes Collateral Agent (on behalf of itself or any of the Interim Notes Noteholders) or the Pari Passu Collateral Agent (on behalf of itself or any of the Pari Passu Lenders) seeks or requests adequate protection in respect of any Interim Notes Obligations or Pari Passu Obligations, as applicable, and such adequate protection is granted in the form of additional collateral, then the Interim Notes Collateral Agent (on behalf of itself or any of the Interim Notes Noteholders) or the Pari Passu Collateral Agent (on behalf of itself or any of the Pari Passu Lenders), as applicable, agrees that the Working Capital Facility Collateral Agent (if Working Capital Facility Obligations are then outstanding) shall also be granted a senior Lien on such additional collateral as security for the Working Capital Facility Obligations (subject to the principal amount thereof not exceeding the Working Capital Facility Debt Cap) and for any Cash Collateral use or DIP Financing provided by the Working Capital Facility Lenders and that any Note Lien on such additional collateral shall be subordinated to the Lien on such collateral securing the Working Capital Facility Obligations (subject to the principal amount thereof not exceeding the Working Capital Facility Debt Cap) and any such DIP Financing provided by the Working Capital Facility Lenders (and all obligations relating thereto) and to any other Liens granted to the Working Capital Facility Lenders as adequate protection on the same basis as the other Note Liens or other Pari Passu Liens, as applicable, are so subordinated to such Working Capital Facility Obligations (subject to the principal amount thereof not exceeding the Working Capital Facility Debt Cap) under this Agreement.  Except as

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otherwise expressly set forth in Section 6.2 or Section 6.8 or in connection with the exercise of remedies with respect to the Shared Collateral, nothing herein shall limit the rights of any Junior Secured Party (other than the Existing Notes Collateral Agent and the Existing Notes Noteholders) from seeking adequate protection with respect to their rights in the Shared Collateral in any Insolvency Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise) and the Working Capital Facility Collateral Agent and the Working Capital Facility Lenders agree that none of them will contest (or support any other person contesting) any such request for adequate protection that complies with and seeks relief not prohibited by the provisions of this Section 6.  Until the Discharge of Working Capital Facility Obligations and the Discharge of Interim Notes Obligations, none of the Existing Notes Collateral Agent and the Existing Notes Noteholders or their Authorized Representatives shall seek or obtain or permit to be granted adequate protection with respect to their rights in the Shared Collateral in any Insolvency Proceeding (including adequate protection in the form of a lien on additional collateral, cash payment, periodic cash payments or otherwise).

6.5           No Waiver.  Subject to Sections 3.1(a), (e) and Section 6.4(b)(ii), nothing contained herein shall prohibit or in any way limit the Working Capital Facility Collateral Agent or any Working Capital Facility Lender from objecting in any Insolvency Proceeding or otherwise to any action taken by any Junior Secured Party, including, without limitation, action by a Junior Secured Party seeking adequate protection with respect to its rights in the Shared Collateral in any Insolvency Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise) or asserting any of its rights and remedies under the Notes Documents or Pari Passu Indebtedness Documents, as applicable, or otherwise.  Subject to Sections 3.1(a), (e) and Section 6.4(b)(ii), nothing contained herein shall prohibit or in any way limit the Interim Notes Collateral Agent or any Interim Notes Noteholder from objecting in any Insolvency Proceeding or otherwise to any action taken by any Junior Secured Party, including, without limitation, action by a Junior Secured Party seeking adequate protection with respect to its rights in the Shared Collateral in any Insolvency Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise) or asserting any of its rights and remedies under the Notes Documents or Pari Passu Indebtedness Documents, as applicable, or otherwise.

6.6           Avoidance Recoveries.  If the Working Capital Facility Collateral Agent or any Working Capital Facility Lender; or Notes Collateral Agent or any Noteholder; or Pari Passu Collateral Agent or any Pari Passu Lender is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Obligor any amount (a “Recovery”), then the relevant Working Capital Facility Indebtedness, Notes Indebtedness, or Pari Passu Indebtedness shall be reinstated from and after the Notice Delivery Date to the extent of such Recovery and the Working Capital Facility Collateral Agent or any Working Capital Facility Lender, or Notes Collateral Agent or any Noteholder, or Pari Passu Collateral Agent or any Pari Passu Lender shall be entitled to all of the rights and remedies with respect to such Recovery under the Working Capital Facility Documents, relevant Notes Documents, Pari Passu Indebtedness Documents or otherwise that it would have had if it had not received the payment that formed the basis for such Recovery.  If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect from and after the date (the “Notice

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Delivery Date”) on which the Working Capital Facility Collateral Agent or any Working Capital Facility Lender, or Notes Collateral Agent or any Noteholder, or Pari Passu Collateral Agent or any Pari Passu Lender delivers a written notice to the Notes Collateral Agent and the Pari Passu Collateral Agent or Working Capital Facility Collateral Agent, as the case may be, advising the Notes Collateral Agent and the Pari Passu Collateral Agent or the Working Capital Facility Collateral Agent, as the case may be, of such Recovery, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from and after the Notice Delivery Date.

6.7           Reorganization Securities.  If, in any Insolvency Proceeding, debt obligations of the reorganized debtor secured by Liens upon any assets of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of the Working Capital Facility Obligations, the Notes Obligations and the Pari Passu Obligations, then, to the extent the debt obligations distributed on account of the Working Capital Facility Obligations (subject to the principal amount thereof not exceeding the Working Capital Facility Debt Cap), the Notes Obligations and the Pari Passu Obligations are secured by Liens on the same assets, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.  If, in any Insolvency Proceeding, debt obligations of the reorganized debtor secured by Liens upon any assets of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of the Interim Notes Obligations, the Existing Notes Obligations and the Pari Passu Obligations, then, to the extent the debt obligations distributed on account of the Interim Notes Obligations, the Existing Notes Obligations and the Pari Passu Obligations are secured by Liens on the same assets, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.  Notwithstanding the foregoing, if any Existing Notes Noteholder shall receive in respect of their Lien on any Shared Collateral any debt or equity securities that are issued by a reorganized debtor pursuant to a plan of reorganization or similar dispositive restructuring plan in connection with an Insolvency Proceeding, then unless such distribution is made under a plan that is consented to by the affirmative vote of the class composed of the secured claims of Interim Notes Noteholders, all such debt or equity securities so received shall be paid or delivered directly to the Controlling Collateral Agent (to be held and/or applied by the Controlling Collateral Agent in accordance with the terms of Section 4.1 hereof).

6.8           Asset Sales in Bankruptcy.  Each of the Notes Collateral Agent (for itself and each of the Noteholders) and the Pari Passu Collateral Agent (for itself and each of the Pari Passu Lenders) agree that none of them shall object to or oppose a sale or other disposition of any Collateral free and clear of security interests, liens or other claims under Section 363 of the Bankruptcy Code if Working Capital Facility Indebtedness is outstanding and the Working Capital Facility Collateral Agent has consented to such sale or disposition of such assets, and such motion does not impair the rights of the Noteholders or the Pari Passu Lenders under Section 363(k) of the Bankruptcy Code; provided, that the Working Capital Facility Debt Cap shall be reduced by an amount equal to the net cash proceeds of such sale or other disposition which are used to pay the principal or face amount of the Working Capital Facility Indebtedness.

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Each of the Existing Notes Collateral Agent (for itself and each of the Existing Notes Noteholders) and the Pari Passu Collateral Agent (for itself and each of the Pari Passu Lenders) agrees that none of them shall (i) object to or oppose a sale or other disposition of any Collateral free and clear of security interests, liens or other claims under Section 363 of the Bankruptcy Code if the Primary Notes Collateral Agent has consented to such sale or disposition of such assets, or (ii) credit bid for any assets that are subject to any Disposition in any Insolvency Proceeding in accordance with Section 363(k) of the Bankruptcy Code or otherwise.

6.9           Separate Grants of Security and Separate Classification.  Each Secured Party acknowledges and agrees that (a) the grants of Liens pursuant to the Working Capital Facility Documents and the Interim Notes Documents and the Pari Passu Indebtedness Documents and the Existing Notes Documents constitute four separate and distinct grants of Liens and (b) because of their differing rights in the Collateral, the secured claims in respect of the Working Capital Facility Indebtedness, the Interim Notes Indebtedness, the Pari Passu Indebtedness and the Existing Notes Indebtedness are fundamentally different and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding, and none of them shall seek in any Insolvency Proceeding to have the Working Capital Facility Indebtedness, on one hand, the Interim Notes Indebtedness, on another hand, the Pari Passu Indebtedness, on another hand, or the Existing Notes Indebtedness, on another hand, on any of them, be treated as part of the same class of creditors or shall oppose any pleading or motion to have the Working Capital Facility Indebtedness, on one hand, the Interim Notes Indebtedness, on another hand, the Pari Passu Indebtedness, on another hand, or the Existing Notes Indebtedness, on another hand, and each of them, to be treated as separate classes of creditors.  Notwithstanding the foregoing, if it is held that the secured claims of the Working Capital Facility Indebtedness, the Interim Notes Indebtedness, the Pari Passu Indebtedness and/or the Existing Notes Indebtedness in respect of the Collateral constitute only one secured claim (rather than separate classes of secured claims as provided herein), then the Secured Parties hereby acknowledge and agree that all distributions on Collateral securing the applicable components of such secured claim shall be made as if there were separate classes of secured claims against the Company and the other Obligors in respect of such Collateral, all in accordance with the priority set forth in Section 4.1 hereof.

Section 7. Reliance; Waivers: etc.

7.1           Reliance  The consent by the Working Capital Facility Lenders to the Lien on the Shared Collateral granted to the Notes Collateral Agent on behalf of the Noteholders, and to the Pari Passu Collateral Agent on behalf of the Pari Passu Lenders, and all loans and other extensions of credit made or deemed made on and after the date hereof by the Working Capital Facility Collateral Agent or any of the Working Capital Facility Lenders to the Obligors, shall be deemed to have been given and made in reliance upon this Agreement.  Each of the Existing Notes Collateral Agent (on behalf of itself and the Existing Notes Noteholders), the Interim Notes Collateral Agent (on behalf of itself and the Interim Notes Noteholders) and the Pari Passu Collateral Agent (on behalf of itself and the Pari Passu Lenders) acknowledge that it and the relevant Noteholders and Pari Passu Lenders, as applicable, have, independently and without reliance on the Working Capital Facility Collateral Agent or any Working Capital Facility

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Lender, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Indentures or acquire the Interim Notes Indebtedness or the Existing Notes Indebtedness or the Pari Passu Indebtedness Documents, as applicable, and to enter into this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decision in taking or not taking any action under the Interim Notes Documents, the Existing Notes Documents or the Pari Passu Indebtedness Documents, as applicable, or this Agreement.  The consent by the Interim Notes Noteholders and the Interim Notes Collateral Agent to the Lien on the Shared Collateral granted to the Working Capital Facility Collateral Agent on behalf of the Working Capital Facility Lenders, to the Existing Notes Collateral Agent on behalf of the Existing Notes Noteholders, and to the Pari Passu Collateral Agent on behalf of the Pari Passu Lenders, and all loans and other extensions of credit made or deemed made before, on and after the date hereof by the Interim Notes Collateral Agent or any of the Interim Notes Noteholders to the Obligors, and all Interim Notes acquired, shall be deemed to have been given and made, or acquired, as applicable, in reliance upon this Agreement.  Each of the Existing Notes Collateral Agent (on behalf of itself and the Existing Notes Noteholders), the Working Capital Facility Collateral Agent (on behalf of itself and the Working Capital Facility Lenders) and the Pari Passu Collateral Agent (on behalf of itself and the Pari Passu Lenders) acknowledge that it and the relevant Noteholders and Working Capital Facility Lenders and Pari Passu Lenders, as applicable, have, independently and without reliance on the Interim Notes Collateral Agent, the Interim Notes Trustee, or any Interim Notes Noteholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Existing Notes Documents, the Working Capital Facility Documents or the Pari Passu Indebtedness Documents, as applicable, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decision in taking or not taking any action under the Existing Notes Documents, the Working Capital Facility Documents or the Pari Passu Indebtedness Documents, as applicable, or this Agreement.

(b)                                 The Senior Subordinated Secured Parties hereby acknowledge, confirm and agree that, for the purposes of determining the Working Capital Facility Debt Cap, the Working Capital Facility Collateral Agent and the Working Capital Facility Lenders shall be entitled to conclusively rely, and shall be fully protected in conclusively relying, upon, without further inquiry, each certificate duly executed by the president, the chief executive officer, the chief financial officer, the treasurer, or the principal accounting officer of the Company in the form established by the Working Capital Facility Agreement certifying that such principal or face amount of Working Capital Facility Indebtedness is, at the time of its incurrence, not greater than the Working Capital Facility Debt Cap, taking into account the principal or face amount of any other Working Capital Facility Indebtedness that will remain outstanding immediately following the incurrence of such additional Working Capital Facility Indebtedness.  Such certificate shall be addressed to and delivered to the Notes Collateral Agent substantially concurrently with the delivery of such certificate to the Working Capital Facility Collateral Agent and/or the Working Capital Facility Lenders; provided, that the Working Capital Facility Collateral Agent’s and Working Capital Facility Lenders’ ability to rely on such certificate shall not be conditioned on the receipt of such certificate by the Notes Collateral Agent or the Pari Passu Collateral Agent.

(c)                                  The Working Capital Facility Collateral Agent, the Working Capital Facility Lenders, the Notes Collateral Agent and the Noteholders hereby acknowledge, confirm

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and agree that, for the purposes of determining the Pari Passu Indebtedness Cap, the Pari Passu Collateral Agent and the Pari Passu Lenders shall be entitled to conclusively rely, and shall be fully protected in conclusively relying, upon, without further inquiry, each certificate duly executed by the president, the chief executive officer, the chief financial officer, the treasurer, or the principal accounting officer of the Company in the form established by the applicable Pari Passi Indebtedness Document certifying that such principal or face amount of Pari Passu Indebtedness is, at the time of its incurrence, not greater than the Pari Passu Indebtedness Cap, taking into account the principal or face amount of any other Pari Passu Indebtedness that will remain outstanding immediately following the incurrence of such additional Pari Passu Indebtedness.  Such certificate shall be addressed to and delivered to the Notes Collateral Agent and the Working Capital Facility Collateral Agent substantially concurrently with the delivery of such certificate to the Pari Passu Collateral Agent and/or the Pari Passu Lenders; provided, that the Pari Passu Collateral Agent’s and Pari Passu Lenders’ ability to rely on such certificate shall not be conditioned on the receipt of such certificate by the Notes Collateral Agent or the Working Capital Facility Collateral Agent.

7.2                                 No Warranties or Liability.  Each of the Notes Collateral Agent (on behalf of itself and the Noteholders) and the Pari Passu Collateral Agent (on behalf of itself and the Pari Passu Lenders) acknowledges and agrees that neither the Working Capital Facility Collateral Agent nor any Working Capital Facility Lender has made any express or implied representation or warranty, including, without limitation, with respect to the execution, validity, legality, completeness, collectibility, or enforceability of any of the Working Capital Facility Obligations or the Working Capital Facility Documents.  The Working Capital Facility Collateral Agent and the Working Capital Facility Lenders will be entitled to manage and supervise their respective loans and extensions of credit to the Company in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Working Capital Facility Collateral Agent and the Working Capital Facility Lenders may manage their loans and extensions of credit without regard to any rights or interests that any of the Senior Subordinated Secured Parties have in the Shared Collateral or otherwise, except as otherwise expressly provided in this Agreement.  Neither the Working Capital Facility Collateral Agent nor any Working Capital Facility Lender shall have any duty to any of the Senior Subordinated Secured Parties to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Obligor (including, without limitation, the Notes Documents and the Pari Passu Indebtedness Documents), regardless of any knowledge thereof which they may have or be charged with.

Each of the Working Capital Facility Collateral Agent (on behalf of itself and the Working Capital Facility Lenders, the Existing Notes Collateral Agent (on behalf of itself and the Existing Notes Noteholders) and the Pari Passu Collateral Agent (on behalf of itself and the Pari Passu Lenders) acknowledges and agrees that neither the Interim Notes Trustee, Interim Notes Collateral Agent nor any Interim Notes Noteholder has made any express or implied representation or warranty, including, without limitation, with respect to the execution, validity, legality, completeness, collectability, or enforceability of any of the Interim Notes Obligations or the Interim Notes Documents or any other Obligations or Secured Debt Documents or this Agreement.  The Interim Notes Trustee, Interim Notes Collateral Agent and the Interim Notes Noteholders will be entitled to manage and supervise their respective loans and extensions of credit to the Company in accordance with law and as they may otherwise, in their sole discretion,

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deem appropriate, and the Interim Notes Trustee, Interim Notes Collateral Agent and the Interim Notes Noteholders may manage their loans and extensions of credit without regard to any rights or interests that any of the other Secured Parties have in the Shared Collateral or otherwise, except as otherwise expressly provided in this Agreement.  Neither the Interim Notes Trustee, Interim Notes Collateral Agent nor any of the Interim Notes Noteholders shall have any duty to any other Secured Parties to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Obligor (including, without limitation, the Working Capital Facility Documents, the Notes Documents and the Pari Passu Indebtedness Documents), regardless of any knowledge thereof which they may have or be charged with.

7.3                                 No Waiver of Lien Priorities; Effectiveness as to Certain Persons No right of the Working Capital Facility Lenders, the Working Capital Facility Collateral Agent, the Interim Notes Collateral Agent or the Interim Notes Noteholders, or any of them, to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Obligor or by any act or failure to act by any Working Capital Facility Lender or the Working Capital Facility Collateral Agent or the Interim Notes Collateral Agent or the Interim Notes Noteholders, as applicable, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Working Capital Facility Documents, any of the Notes Documents or any of the Pari Passu Indebtedness Documents, regardless of any knowledge thereof which the Working Capital Facility Collateral Agent or the Working Capital Facility Lenders, or the Interim Notes Collateral Agent or the Interim Notes Noteholders, or any of them, may have or be otherwise charged with.

Except during any period in which Working Capital Facility Documents are in effect and the Working Capital Facility Lenders have any obligation to extend or maintain credit thereunder or Working Capital Facility Indebtedness is outstanding thereunder, the provisions of this Agreement in favor of the Working Capital Facility Collateral Agent and the Working Capital Facility Lenders, or relating to the Working Capital Facility Indebtedness or any Working Capital Facility Documents, or any Liens thereunder or Collateral therefor, shall not be effective, and the Interim Notes Collateral Agent shall constitute the Controlling Collateral Agent for all purposes hereof, and the Interim Notes Noteholders and the Interim Notes Collateral Agent shall not constitute Junior Secured Parties hereunder and shall instead constitute Controlling Secured Parties hereunder.

Except during any period in which Pari Passu Indebtedness Documents are in effect and the Pari Passu Lenders have any obligation to extend or maintain credit thereunder or Pari Passu Indebtedness is outstanding thereunder, the provisions of this Agreement in favor of the Pari Passu Collateral Agent and the Pari Passu Lenders, or relating to the Pari Passu Indebtedness or any Pari Passu Documents, or any Liens thereunder or Collateral therefor, shall not be effective.

(b)                                 Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Obligors under the Working Capital Facility Documents and subject to the provisions of Section 5.3(a)), the Working Capital Facility Lenders, the Working Capital Facility Collateral Agent or any of one or more of them may, at any time and from time to time,

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without the consent of, or notice to, any Junior Secured Party, without incurring any liabilities to any Junior Secured Party and without impairing or releasing the lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of any Junior Secured Party is affected, impaired or extinguished thereby) do any one or more of the following:

(i)                                     change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any of the Working Capital Facility Indebtedness or any Lien in any Working Capital Facility Collateral or guaranty thereof or any liability of any Obligor or any other Person to any of the Working Capital Facility Lenders or the Working Capital Facility Collateral Agent (including, without limitation, any increase in or extension of any of the Working Capital Facility Indebtedness, without any restriction as to the amount, tenor or terms of any such increase or extension, subject to the principal amount thereof not exceeding the Working Capital Facility Debt Cap) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any of the Working Capital Facility Documents;

(ii)                                  sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Working Capital Facility Collateral or any liability of any Obligor or any other Person to any of the Working Capital Facility Lenders or the Working Capital Facility Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

(iii)                               settle or compromise any Working Capital Facility Obligations or any other liability of any Obligor or any other Person or any Lien therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, any of the Working Capital Facility Indebtedness) in any manner or order; and

(iv)                              exercise or delay in or refrain from exercising any right or remedy against any Obligor or any other Person or any Working Capital Facility Collateral or any Lien therefor, elect any remedy and otherwise deal freely with any Obligor or any other Person or any Working Capital Facility Collateral or any Lien therefor.

Without in any way limiting the generality of the foregoing paragraphs (but subject to the rights of the Obligors under the Interim Notes Documents and subject to the provisions of Section 5.3(a)), the Interim Notes Noteholders, the Interim Notes Trustee, the Interim Notes Collateral Agent or any of one or more of them may, at any time and from time to time, without the consent of, or notice to, any Working Capital Facility Lender or the Working Capital Facility Collateral Agent or any other Secured Party, without incurring any liabilities to any other Secured Party and without impairing or releasing the lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of any other Secured Party is affected, impaired or extinguished thereby) do any one or more of the following:

(i)                                     change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any of the Interim Notes Obligations or any Lien in any Collateral or guaranty thereof or any liability of

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any Obligor or any other Person to any of the Interim Notes Noteholders, the Interim Notes Collateral Agent or any of one or more of them (including, without limitation, any increase in or extension of any of the Interim Notes Obligations, without any restriction as to the amount, tenor or terms of any such increase or extension, or otherwise amend, renew, exchange, extend, modify or supplement in any manner any of the Interim Notes Obligations or the Interim Notes Documents;

(ii)                                  except as otherwise expressly provided herein, sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Collateral or any liability of any Obligor or any other Person to any of the Interim Notes Noteholders, the Interim Notes Collateral Agent or any of one or more of them, or any liability incurred directly or indirectly in respect thereof;

(iii)                               settle or compromise any Interim Notes Obligations or any other liability of any Obligor or any other Person or any Lien therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, any of the Interim Notes Obligations) in any manner or order (subject in the case of Proceeds of Shared Collateral, to the provisions of this Agreement); and

(iv)                              exercise or delay in or refrain from exercising any right or remedy against any Obligor or any other Person or any Collateral or any Lien therefor, elect any remedy and otherwise deal freely with any Obligor or any other Person or any Collateral or any Lien therefore (subject in the case of Proceeds of Shared Collateral, to the provisions of this Agreement).

(c)                                  Each of the Notes Collateral Agent (on behalf of itself and the Noteholders) and the Pari Passu Collateral Agent (on behalf of itself and the Pari Passu Lenders) also agrees that the Working Capital Facility Lenders and the Working Capital Facility Collateral Agent shall have no liability to the Notes Collateral Agent or any Noteholder, on the one hand, and the Pari Passu Collateral Agent or any Pari Passu Lender, on the other hand, and each of the Notes Collateral Agent (on behalf of itself and the Noteholders) and the Pari Passu Collateral Agent (on behalf of itself and the Pari Passu Lenders), hereby waives any claim against any Working Capital Facility Lender or the Working Capital Facility Collateral Agent, arising out of any and all actions which any of the Working Capital Facility Lenders or the Working Capital Facility Collateral Agent may take or permit or omit to take (if not in violation of the provisions of this Agreement or applicable law ) with respect to: (i) any of the Working Capital Facility Documents, (ii) the collection of any of the Working Capital Facility Obligations or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any of the Working Capital Facility Collateral in accordance with this Agreement and applicable law.  Each of the Notes Collateral Agent (on behalf of itself and the Noteholders) and the Pari Passu Collateral Agent (on behalf of itself and the Pari Passu Lenders), agrees that the Working Capital Facility Lenders and the Working Capital Facility Collateral Agent has no duty to them in respect of the maintenance or preservation of the Working Capital Facility Collateral, the Working Capital Facility Obligations or otherwise except as expressly set forth herein.

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Each of the Working Capital Facility Collateral Agent (on behalf of itself and the Working Capital Facility Lenders), the Existing Notes Collateral Agent (on behalf of itself and the Existing Notes Noteholders) and the Pari Passu Collateral Agent (on behalf of itself and the Pari Passu Lenders) also agrees that the Interim Notes Noteholders and the Interim Notes Collateral Agent shall have no liability to the Working Capital Facility Collateral Agent or any Working Capital Facility Lender, on one hand, the Existing Notes Collateral Agent or any Existing Notes Noteholder, on another hand, and the Pari Passu Collateral Agent or any Pari Passu Lender, on another hand, and each of the Working Capital Facility Collateral Agent (on behalf of itself and the Working Capital Facility Lenders), the Existing Notes Collateral Agent (on behalf of itself and the Existing Notes Noteholders) and the Pari Passu Collateral Agent (on behalf of itself and the Pari Passu Lenders), hereby waives any claim against any Interim Notes Noteholders and the Interim Notes Collateral Agent or the Interim Notes Trustee, arising out of any and all actions which any of the Interim Notes Noteholders and the Interim Notes Collateral Agent may take or permit or omit to take (if not in violation of the provisions of this Agreement or applicable law) with respect to: (i) any of the Interim Notes Documents, (ii) the collection of any of the Interim Notes Obligations or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any of the Collateral in accordance with this Agreement and applicable law.  Each of the Working Capital Facility Collateral Agent (on behalf of itself and the Working Capital Facility Lenders), the Existing Notes Collateral Agent (on behalf of itself and the Existing Notes Noteholders) and the Pari Passu Collateral Agent (on behalf of itself and the Pari Passu Lenders), agrees that the Interim Notes Noteholders and the Interim Notes Collateral Agent has no duty to them in respect of the maintenance or preservation of the Collateral, the Interim Notes Obligations or otherwise except as expressly set forth herein.

(d)                                 Each of the Notes Collateral Agent (on behalf of itself and the Noteholders) and the Pari Passu Collateral Agent (on behalf of itself and the Pari Passu Lenders) agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a junior secured creditor may have under applicable law.

7.4                                 Obligations Unconditional.  All rights, interests, agreements and obligations of the Working Capital Facility Collateral Agent and the Working Capital Facility Lenders, the Existing Notes Collateral Agent and the Existing Notes Noteholders, the Interim Notes Collateral Agent and the Interim Notes Noteholders,  and the Pari Passu Collateral Agent and the Pari Passu Lenders, respectively, hereunder shall remain in full force and effect irrespective of:

(a)                                  any lack of validity or enforceability of any Working Capital Facility Document, any Notes Documents or any Pari Passu Indebtedness Document;

(b)                                 any change in the time, manner or place of payment of, or in any other terms of, all or any of the Working Capital Facility Obligations, Notes Obligations or Pari Passu Obligations, or any amendment or waiver or other modification (including, without limitation, any increase in the amount thereof, whether by course of conduct or otherwise) of the terms of (i) the Working Capital Facility Agreement or any other Working Capital Facility Document, (ii) the Indentures or any other Notes Documents, or (iii) any Pari Passu Indebtedness Document;

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(c)                                  any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Working Capital Facility Obligations, Notes Obligations or Pari Passu Obligations, any Secured Debt Documents, or any guarantee of any of the foregoing;

(d)                                 the commencement of any Insolvency Proceeding in respect of any Obligor; or

(e)                                  any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Obligor in respect of any of the Working Capital Facility Obligations, the Interim Notes Obligations, the Pari Passu Indebtedness or the Existing Notes Obligations, or of any Junior Secured Party in respect of this Agreement.

(f)                                    Nothing in this Section 7.4 shall be construed as a consent or waiver by the Working Capital Facility Collateral Agent or any Working Capital Facility Lender to any action by the Notes Collateral Agent or the Noteholders or under any of the Notes Documents, or any action by the Pari Passu Collateral Agent and the Pari Passu Lenders under any of the Pari Passu Indebtedness Documents, that is not otherwise permitted under the Working Capital Facility Documents.  Nothing in this Section 7.4 shall be construed as a consent or waiver by the Interim Notes Collateral Agent or any Interim Notes Noteholder to any action by the Working Capital Facility Collateral Agent or any Working Capital Facility Lender or under any of the Working Capital Facility Documents, or any action by the Existing Notes Collateral Agent or the Existing Notes Noteholders or under any of the Existing Notes Documents, or any action by the Pari Passu Collateral Agent and the Pari Passu Lenders under any of the Pari Passu Indebtedness Documents, that is not otherwise permitted under the Interim Notes Documents.

Section 8. Miscellaneous.

8.1                                 Conflicts.  In the event of any conflict between the provisions of this Agreement and the provisions of any of the Working Capital Facility Documents, any of the Notes Documents or the Pari Passu Indebtedness Documents, the provisions of this Agreement shall govern.  In the event of any conflict between any instruction, request or direction given by the Controlling Collateral Agent to any Trustee or any Junior Secured Party pursuant to, and in accordance with, this Agreement and any instruction, request or direction given by any Working Capital Facility Lender or the Interim Notes Collateral Agent (unless it is acting as the Controlling Collateral Agent) or the Existing Notes Collateral Agent or Pari Passu Collateral Agent or any Interim Notes Noteholder or Pari Passu Lender or Existing Notes Noteholder to any Trustee or any Junior Secured Party pursuant to, and in accordance with, this Agreement, the instruction, request or direction given by the Controlling Collateral Agent shall govern.

8.2                                 Continuing Nature of this Agreement.  This Agreement shall continue to be effective until only one Series of Secured Debt remains outstanding.  This is a continuing agreement of lien subordination, and the Working Capital Facility Collateral Agent and Working Capital Facility Lenders may continue, at any time and without notice to any Junior Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Obligors in reliance on this Agreement.  Each of the Working Capital Facility Collateral Agent, on behalf of itself and, to the extent permitted by applicable law, the Working Capital

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Facility Lenders, the Notes Collateral Agent, on behalf of itself and, to the extent permitted by applicable law, the Noteholders, and the Pari Passu Collateral Agent, on behalf of itself and, to the extent permitted by applicable law, the Pari Passu Lenders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement.  The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency Proceeding.

8.3                                 Amendments; Waivers.  No amendment, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing signed by the Existing Notes Collateral Agent, the Interim Notes Collateral Agent, the Pari Passu Collateral Agent (if any Pari Passu Indebtedness shall be outstanding) (and with respect to any such waiver, amendment or modification which by the terms of this Agreement requires the Company’s consent or which increases the obligations or reduces the rights of the Company or any Guarantor, with the consent of the Company) and the Working Capital Facility Collateral Agent (if any Working Capital Facility Obligations shall be outstanding) and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time.  Except as expressly provided herein, the Company and any other Obligor shall not have any right to amend, modify or waive any provision of this Agreement, nor shall any consent or signed writing be required of any of them to effect any amendment, modification or waiver of any provision of this Agreement.

8.4                                 Information Concerning Financial Condition of the Company and its Subsidiaries.  The Working Capital Facility Collateral Agent and the Working Capital Facility Lenders, in the first instance, the Notes Collateral Agent and the Noteholders, in the second instance, and the Pari Passu Collateral Agent and the Pari Passu Lenders, in the third instance, shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and its subsidiaries and all Obligors in respect of the Working Capital Facility Obligations or the Notes Obligations or the Pari Passu Obligations, as the case may be, and (b) all other circumstances bearing upon the risk of nonpayment of the Working Capital Facility Obligations, the Notes Obligations or the Pari Passu Obligations.  The Working Capital Facility Collateral Agent and the Working Capital Facility Lenders and the Interim Notes Collateral Agent and the Interim Notes Noteholders each shall have no duty to advise any other Secured Party of information known to it or them regarding such condition or any such circumstances or otherwise.  In the event the Working Capital Facility Collateral Agent or any of the Working Capital Facility Lenders, or the Interim Notes Collateral Agent or any of the Interim Notes Noteholders, in each case in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other Secured Party, it or they shall be under no obligation (i) to provide any additional information or to provide any such information on any subsequent occasion, (ii) to undertake any investigation or (iii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential, so long as the failure to disclose such information will not render information which was disclosed materially misleading.  None of the Senior Subordinated Secured Parties shall have a duty to advise the Working Capital Facility Collateral Agent or any Working Capital Facility Lender or any other Secured Party of information known to it or them regarding such condition or any such circumstances or otherwise.  In the event any Junior Secured Party, in its or their sole discretion, undertakes at any time or from time to time to

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provide any such information to the Working Capital Facility Collateral Agent or any Working Capital Facility Lender, it or they shall be under no obligation (i) to provide any additional information or to provide any such information on any subsequent occasion, (ii) to undertake any investigation or (iii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential, so long as the failure to disclose such information will not render information which was disclosed materially misleading.

8.5                                 Application of Payments.  As among the Working Capital Facility Collateral Agent and the Working Capital Facility Lenders, in the first instance, and the Notes Collateral Agent and the Noteholders, in the second instance, and the Pari Passu Collateral Agent and the Pari Passu Lenders, in the third instance, all payments received by the Working Capital Facility Collateral Agent or the Working Capital Facility Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the Working Capital Facility Indebtedness (subject to the principal amount thereof not exceeding the Working Capital Facility Debt Cap) as the Working Capital Facility Collateral Agent and/or the Working Capital Facility Lenders, in their sole discretion, deem appropriate.  As among the Working Capital Facility Collateral Agent and the Working Capital Facility Lenders, in the first instance, and the Interim Notes Collateral Agent, the Interim Notes Trustee, and the Interim Notes Noteholders, in the second instance, and the Existing Notes Collateral Agent and the Existing Notes Noteholders, in the third instance, and the Pari Passu Collateral Agent and the Pari Passu Lenders, in the fourth instance, all payments received by the Interim Notes Collateral Agent or the Interim Notes Noteholders may be applied, reversed and reapplied, in whole or in part, to such part of the Interim Notes Obligations as the Interim Notes Collateral Agent and/or the Interim Notes Noteholders, in their sole discretion, deem appropriate.  The Notes Collateral Agent (on behalf of itself and the Noteholders) and the Pari Passu Collateral Agent (on behalf of itself and the Pari Passu Lenders) assents to any extension or postponement of the time of payment of the Working Capital Facility Indebtedness or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any Shared Collateral which may at any time secure any part of the Working Capital Facility Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.  The Working Capital Facility Collateral Agent (on behalf of itself and the Working Capital Facility Lenders) and the Existing Notes Collateral Agent (on behalf of itself and the Existing Notes Noteholders) and the Pari Passu Collateral Agent (on behalf of itself and the Pari Passu Lenders) assents to any extension or postponement of the time of payment of the Interim Notes Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any Shared Collateral which may at any time secure any part of the Existing Notes Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

8.6                                 Notices.  All notices to the Existing Notes Noteholders, the Interim Notes Noteholders, the Pari Passu Lenders and the Working Capital Facility Lenders permitted or required under this Agreement may be sent to the Existing Notes Collateral Agent, the Interim Notes Collateral Agent, the Pari Passu Collateral Agent and the Working Capital Facility Collateral Agent, respectively.  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt

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of a telecopy or electronic mail or four (4) Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed).  For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

8.7                                 Joinder of Additional Secured Parties The Pari Passu Collateral Agent and the Pari Passu Lenders may, upon compliance with the relevant provisions of the Secured Debt Documents, become parties hereto by executing and delivering to the Controlling Collateral Agent and the Interim Notes Collateral Agent (a) a joinder agreement in the form attached hereto as Exhibit A (“Joinder Agreement”) and (b) copy of the agreements evidencing such Pari Passu Indebtedness to which such Person is a party.  Upon the execution and delivery of any such copy of this Agreement by any such Person, such Person, shall, upon delivery thereof to the Controlling Collateral Agent and the Interim Notes Collateral Agent, thereafter become a party to this Agreement.

(b)                                 The Working Capital Facility Collateral Agent may, upon compliance with the relevant provisions of the Secured Debt Documents, become a party hereto by executing and delivering to the Controlling Collateral Agent and the Interim Notes Collateral Agent (a) the Joinder Agreement, and (b) a copy of the agreements evidencing such Working Capital Facility Indebtedness to which such Person is a party.  Upon the execution and delivery of any such copy of this Agreement by any such Person, such Person, shall, upon delivery thereof to the Controlling Collateral Agent and the Interim Notes Collateral Agent, thereafter become a party to this Agreement.

8.8                                 Further Assurances.

(a)                                  The Working Capital Facility Collateral Agent (on behalf of itself and the Working Capital Facility Lenders), the Existing Notes Collateral Agent (on behalf of itself and the Existing Notes Noteholders), the Interim Notes Collateral Agent (on behalf of itself and the Interim Notes Noteholders), the Pari Passu Collateral Agent (on behalf of itself and the Pari Passu Lenders) and the Company, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the Working Capital Facility Collateral Agent, the Existing Notes Collateral Agent, the Interim Notes Collateral Agent, or the Pari Passu Collateral Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

8.9                                 Governing Law.  This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be governed by and construed and enforced in accordance with the laws of the State of New York.

8.10                           Binding on Successors and Assigns.  This Agreement shall be binding upon the Working Capital Facility Collateral Agent, the Working Capital Facility Lenders, the Existing Notes Trustee, the Interim Notes Trustee, the Existing Notes Collateral Agent, the Interim Notes Collateral Agent, the Noteholders, the Pari Passu Collateral Agent, the Pari Passu Lenders, and their respective permitted successors and assigns.

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8.11         Specific Performance.  Each of the Working Capital Facility Collateral Agent and the Working Capital Facility Lenders, in the first instance, the Interim Notes Collateral Agent and the Interim Notes Noteholders, in the second instance, and the Pari Passu Collateral Agent and the Pari Passu Lenders, in the third instance, may demand specific performance of this Agreement.  The Working Capital Facility Collateral Agent (on behalf of itself and the Working Capital Facility Lenders), the Existing Notes Collateral Agent (on behalf of itself and the Existing Notes Noteholders), the Interim Notes Collateral Agent (on behalf of itself and the Interim Notes Noteholders), and the Pari Passu Collateral Agent (on behalf of itself and the Pari Passu Lenders) hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Interim Notes Collateral Agent or the Interim Notes Noteholders, the Working Capital Facility Collateral Agent or the Working Capital Facility Lenders, or the Pari Passu Collateral Agent or the Pari Passu Lenders, as the case may be.

8.12         Section Titles; Time Periods; Capacities.  The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.  In the computation of time periods, unless otherwise specified, the word “from” means “from and including” and each of the words “to” and “until” means “to but excluding” and the word “through” means “to and including”.  All references to the Company or any Guarantor shall include the Company or such Guarantor as an obligor under the Working Capital Facility Documents, any of the Notes Documents or the Pari Passu Indebtedness Documents, regardless of its capacity as a Company or guarantor thereunder.

8.13         Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.  Delivery of an executed counterpart of this Agreement by facsimile or electronic transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by facsimile or electronic transmission also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

8.14         Authorization.  By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement and to bind the Persons for which it acts as Authorized Representative to the terms and conditions hereof.

8.15         No Third Party Beneficiaries.  This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the Working Capital Facility Lenders, the Noteholders and the Pari Passu Lenders.  Nothing in this Agreement shall impair, as between the Obligors and the Working Capital Facility Collateral Agent and the Working Capital Facility Lenders, or as between the Obligors and the Trustee, the Notes Collateral Agent and the Noteholders, or as between the Obligors and the Pari Passu Collateral Agent and the Pari Passu Lenders, the obligations of the Obligors to pay principal, interest, fees and other amounts as provided in the Working Capital Facility Documents, the Notes Documents and the Pari Passu Indebtedness Documents, respectively.

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8.16         Subrogation.  With respect to the value of any payments or distributions in cash or other assets that any of the Noteholders or the Notes Collateral Agent, on the one hand, or any of the Pari Passu Lenders or the Pari Passu Collateral Agent, on the other hand, pays over to the Working Capital Facility Collateral Agent or the Working Capital Facility Lenders under the terms of this Agreement (including, without limitation, any payments pursuant to Section 5.6(b)), the Noteholders and the Notes Collateral Agent, on the one hand, and the Pari Passu Lenders and the Pari Passu Collateral Agent, on the other hand, shall be subrogated to the rights of the Working Capital Facility Collateral Agent and the Working Capital Facility Lenders; provided, that the Notes Collateral Agent (on behalf of itself and the Noteholders) and the Pari Passu Collateral Agent (on behalf of itself and the Pari Passu Lenders) hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Working Capital Facility Obligations.  With respect to the value of any payments or distributions in cash or other assets that any of the Existing Notes Noteholders or the Existing Notes Collateral Agent, on the one hand, or any of the Pari Passu Lenders or the Pari Passu Collateral Agent, on the other hand, pays over to the Interim  Notes Collateral Agent or the Interim Notes Noteholders under the terms of this Agreement (including, without limitation, any payments pursuant to Section 5.6(b)), the Existing Notes Noteholders and the Existing Notes Collateral Agent, on the one hand, and the Pari Passu Lenders and the Pari Passu Collateral Agent, on the other hand, shall be subrogated to the rights of the Interim  Notes Collateral Agent and the Interim Notes Noteholders; provided, that the Existing Notes Collateral Agent (on behalf of itself and the Existing Notes Noteholders) and the Pari Passu Collateral Agent (on behalf of itself and the Pari Passu Lenders) hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Interim Notes Obligations.  The Company acknowledges and agrees that the value of any payments or distributions in cash, property or other assets received by the Notes Collateral Agent, the Noteholders, the Pari Passu Collateral Agent or the Pari Passu Lenders that are paid over to the Working Capital Facility Collateral Agent or the Working Capital Facility Lenders or the Interim Notes Collateral Agent or the Interim Notes Noteholders pursuant to this Agreement shall not reduce any of the relevant Notes Indebtedness or the Pari Passu Indebtedness, as applicable.

8.17         Certain Regulatory Requirements.  Notwithstanding any provision to the contrary in this Agreement, no party to this Agreement will take any action hereunder in contravention of Section 6.15 of the Interim Notes Collateral Agreement.

[The remainder of this page has been intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Existing Notes Trustee and Existing Notes Collateral Agent

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Interim Notes Trustee and Interim Notes Collateral Agent

By:
Name:
Title:

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OBLIGOR ACKNOWLEDGMENT

Each of the undersigned hereby acknowledges and agrees to the foregoing terms and provisions.  By its signature below, the undersigned agrees that it will, together with its successors and assigns, be bound by the provisions of the within and foregoing Intercreditor Agreement.

Each of the undersigned agrees that the Controlling Collateral Agent possessing or controlling Shared Collateral does so as bailee and agent for perfection (such bailment and agency for perfection being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the UCC) for the other Secured Parties, to the extent each has a Lien on such Shared Collateral, and is hereby authorized to and may turn over such Shared Collateral to the Interim Notes Collateral Agent or, after the Discharge of Interim Note Obligations, the Pari Passu Collateral Agent, in accordance with the foregoing Intercreditor Agreement, after the Discharge of Working Capital Facility Obligations.

Each of the undersigned acknowledges and agrees that: (i) although it may sign this Obligor Acknowledgment to the Intercreditor Agreement it is not a party thereto and does not and will not receive any right, benefit, priority or interest under or because of the existence of the foregoing Intercreditor Agreement and (ii) it will execute and deliver such additional documents and take such additional action as may be necessary or desirable in the reasonable opinion of the Working Capital Facility Collateral Agent, the Notes Collateral Agent or the Pari Passu Collateral Agent to effectuate the provisions and purposes of the foregoing Intercreditor Agreement.

FIBERTOWER CORPORATION
FIBERTOWER NETWORK SERVICES CORP.
ART LEASING, INC.
ART LICENSING, INC.
TELIGENT SERVICES ACQUISITION, INC.
FIBERTOWER SOLUTIONS CORPORATION

By:
Name:
Title:

Address:

[ ]
[ ]
Attention: [ ]
Telecopy No.: [ ]
email address: [ ]

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Exhibit A

[FORM OF JOINDER AGREEMENT]

JOINDER AGREEMENT, dated as of [                                   ,           ], to the AMENDED AND RESTATED INTERCREDITOR AGREEMENT, dated as of [                ] [    ], 2009 (as amended, restated or otherwise modified from time to time, the “Intercreditor Agreement”), among  (a) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as trustee pursuant to the Existing Notes Indenture (as hereinafter defined) for the Existing Notes Noteholders (as hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, the “Existing Notes Trustee”); (b) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as collateral agent pursuant to the Existing Notes Collateral Agreements (as hereinafter defined) for the benefit of the Existing Notes Trustee and the Existing Notes Noteholders (in such capacity, together with its successors and assigns in such capacity, the “Existing Notes Collateral Agent”); (c) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as trustee pursuant to the Interim Notes Indenture (as hereinafter defined) for the Interim Notes Noteholders (as hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, the “Interim Notes Trustee”); (d) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as collateral agent pursuant to the Interim Notes Collateral Agreements (as hereinafter defined) for the benefit of the Interim Notes Trustee and the Interim Notes Noteholders (in such capacity, together with its successors and assigns in such capacity, the “Interim Notes Collateral Agent”); (e) each additional AUTHORIZED REPRESENTATIVE from time to time party hereto for the Additional Secured Parties of the Series of Secured Debt with respect to which it is acting in such capacity; and (f) FIBERTOWER CORPORATION, a Delaware corporation, FIBERTOWER NETWORK SERVICES CORP., a Delaware corporation, ART LEASING, INC., a Delaware corporation, TELIGENT SERVICES ACQUISITION, INC., a Delaware corporation, ART LICENSING CORPORATION, a Delaware corporation, and FIBERTOWER SOLUTIONS CORPORATION, a Delaware corporation.

A.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B.  As a condition to the ability of the Company to incur Working Capital Facility Indebtedness or Pari Passu Indebtedness and to secure such indebtedness with a Lien on the Shared Collateral, in each case under and pursuant to the Intercreditor Agreement, the Working Capital Facility Collateral Agent and the Pari Passu Collateral Agent, as the case may be, is required to become an Authorized Representative under, and is required to become subject to and bound by, the Intercreditor Agreement.  Section 8.7 of the Intercreditor Agreement provides that such Persons may become an Authorized Representative under, and become subject to and bound by, the Intercreditor Agreement, pursuant to the execution and delivery by such Person of a joinder agreement in the form of this Joinder Agreement.  The undersigned is executing this Joinder Agreement in accordance with the requirements of the applicable Secured Debt Documents.

SECTION 1.  Accordingly, the undersigned (the “Additional Authorized Representative”) by its signature below becomes an Authorized Representative under, and the related Additional Secured Parties become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the Additional Authorized Representative had originally been named therein as an Authorized Representative, and the Additional Authorized Representative, on behalf of itself and such Additional Secured Parties, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as an Authorized Representative in respect of such Obligations and the Additional Secured Parties that it represents as Secured Parties.  The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2.  [The undersigned Additional Authorized Representative hereby acknowledges that (i) the Notes Collateral Agent, acting for and on behalf of the Noteholders, has been granted Liens upon the Noteholder Collateral pursuant to the Notes Documents to secure the Notes Obligations and (ii) to the extent any Pari Passu Indebtedness is outstanding, the Pari Passu Collateral Agent, acting for and on behalf of the Pari Passu Lenders, has been granted Liens upon the Pari Passu Collateral pursuant to the Pari Passu Indebtedness Documents to secure the Pari Passu Obligations (subject to the principal amount thereof not exceeding the Pari Passu Indebtedness Cap)(1)] [The undersigned Additional Authorized Representative hereby acknowledges that (i) to the extent any Working Capital Facility Indebtedness is outstanding, the Working Capital Facility Collateral Agent, acting for and on behalf of Working Capital Facility Lenders, has been granted Liens upon the Working Capital Facility Collateral pursuant to the Working Capital Facility Documents to secure the Working Capital Facility Obligations (subject to the principal amount thereof not exceeding the Working Capital Facility Debt Cap) and (ii) the Notes Collateral Agent, acting for and on behalf of the Noteholders, has been granted Liens upon the Noteholder Collateral pursuant to the Notes Documents to secure the Notes Obligations.(2)]

SECTION 3.  The undersigned Additional Authorized Representative represents and warrants to the Controlling Agent and the other Secured Parties that (i) it has full power and authority to enter into this Joinder Agreement, in its capacity as [agent] [trustee], (ii) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the applicable Secured Debt Documents provide that, upon the Additional Authorized Representative’s entry into this Agreement, the Additional Secured Parties that it represents, will be subject to and bound by the provisions of the Intercreditor Agreement as Secured Parties.

SECTION 4.  This Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Joinder Agreement shall become effective when the Controlling Collateral Agent shall have received a counterpart of this Joinder Agreement that bears the signature of the undersigned Additional Authorized Representative.  Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 5.  Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

(1) Include for Joinder Agreement executed by Working Capital Facility Collateral Agent.

(2) Include for Joinder Agreement executed by Pari Passu Collateral Agent.

SECTION 6.  THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature on following page]

IN WITNESS WHEREOF, the undersigned Additional Authorized Representative and the Controlling Agent have duly executed this Joinder Agreement as of the day and year first above written.

[NAME OF ADDITIONAL AUTHORIZED REPRESENTATIVE], as [ ] for the holders of [ ],

By:
Name:
		Title:	Authorized Signatory

Address for notices:

Attention of:
Telecopy:

ACKNOWLEDGED AND AGREED:

[NAME OF CONTROLLING COLLATERAL AGENT],
as Controlling Collateral Agent,

By:
Name:
Title:	Authorized Signatory

Address for notices:

Attention of:
Telecopy:

EXHIBIT B

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

This AMENDED AND RESTATED INTERCREDITOR AGREEMENT, dated as of [              ] [    ], 20    , is entered into, pursuant to and in accordance with the terms of the Omnibus Intercreditor Agreement, by and among (a) [WELLS FARGO BANK, NATIONAL ASSOCIATION] [substitute any successor, as applicable], a national banking association, in its capacity as trustee pursuant to the Existing Notes Indenture (as hereinafter defined) for the Existing Notes Noteholders (as hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, the “Existing Notes Trustee”); (b) [WELLS FARGO BANK, NATIONAL ASSOCIATION] [substitute any successor, as applicable], a national banking association, in its capacity as collateral agent pursuant to the Existing Notes Collateral Agreements (as hereinafter defined) for the benefit of the Existing Notes Trustee and the Existing Notes Noteholders (in such capacity, together with its successors and assigns in such capacity, the “Existing Notes Collateral Agent”); (c) [WELLS FARGO BANK, NATIONAL ASSOCIATION] [substitute any successor, as applicable], a national banking association, in its capacity as trustee pursuant to the New Notes Indenture (as hereinafter defined) for the New Notes Noteholders (as hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, the “New Notes Trustee”); (d) [WELLS FARGO BANK, NATIONAL ASSOCIATION] [substitute any successor, as applicable], a national banking association, in its capacity as collateral agent pursuant to the New Notes Collateral Agreements (as hereinafter defined) for the benefit of the Interim Notes Trustee and the Interim Notes Noteholders (in such capacity, together with its successors and assigns in such capacity, the “New Notes Collateral Agent”); (e) at such time, if any, as the Revolving Credit Agreement is entered into and becomes effective and designated as such for purposes hereof, the Revolving Agent; and (f) FIBERTOWER CORPORATION, a Delaware corporation (the “Borrower” or the “Company”), FIBERTOWER NETWORK SERVICES CORP., a Delaware corporation, ART LEASING, INC., a Delaware corporation, TELIGENT SERVICES ACQUISITION, INC., a Delaware corporation, ART LICENSING CORPORATION, a Delaware corporation, and FIBERTOWER SOLUTIONS CORPORATION, a Delaware corporation.

W I T N E S S E T H:

WHEREAS, the Company (as hereinafter defined), the other Obligors (as hereinafter defined) and the Existing Notes Trustee and Existing Notes Collateral Agent have entered into the Indenture, dated as of November 9, 2006, (as such Indenture may be amended, modified, supplemented, extended, renewed, restated or refinanced, the “Existing Notes Indenture”) governing the 9.00% Convertible Senior Secured Notes due 2012 (such notes, the “Existing Notes”) issued by the Company to the Existing Notes Noteholders;

WHEREAS, prior to the date hereof the Company, the other Obligors and Wells Fargo Bank, National Association, as Interim Notes Agent, have entered into (i) an Amended and Restated Intercreditor Agreement (the “Interim Notes Intercreditor Agreement”) pursuant to the terms of the Omnibus Intercreditor Agreement (as defined below) and (ii) the Interim Notes Indenture governing the Interim Notes issued by the Company to the Interim Notes Noteholders (as defined in the Interim Notes Intercreditor Agreement);

WHEREAS, the Interim Notes have, concurrently with the effectiveness of this Agreement, been mandatorily redeemed in accordance with the provisions thereof, and the Interim Notes Obligations have been satisfied and the New Notes have been issued as partial consideration for such Mandatory Redemption and, together with other consideration, in exchange for the Interim Notes, and pursuant to the provisions of the Omnibus Intercreditor Agreement, dated as of November           , 2009, among the Company, the other Obligors, the Interim Notes Agent, the Existing Notes Agent and the New Notes Agent and the other creditors, if any, party thereto (as amended, modified, supplemented, extended, renewed or restated in accordance with the term thereof, the “Omnibus Intercreditor Agreement”), this Agreement has become effective upon effectiveness of the New Notes Indenture and issuance of the New Notes pursuant thereto in connection with such Mandatory Redemption;

WHEREAS, the Company and the other Obligors [has entered][may enter] into a Revolving Credit Agreement which the Company desires to secure, all in a manner consistent with the provisions and priorities set forth herein, that provides for extensions of credit not to exceed the Maximum Revolving Credit Principal Amount.

WHEREAS, it is a condition precedent to the issuance by the Company of the New Notes upon consummation of the Mandatory Redemption that the Existing Notes Agent, on behalf of itself and the Existing Notes Creditors, the New Notes Agent, on behalf of itself and the Term Loan Creditors, the Company and the other Obligors enter into this Agreement;

WHEREAS, the Existing Notes Agent, on behalf of itself and the Existing Notes Creditors, the Term Loan Agent, on behalf of itself and the Term Loan Creditors, and, at such time as the Revolving Credit Agreement may become effective and the Revolving Agent becomes a party hereto, the Revolving Agent, on behalf of itself and the Revolving Creditors, wish to set forth their agreement as to certain of their respective rights and obligations with respect to the assets and properties of the Company and the other Obligors and their understanding relative to their respective positions in certain assets and properties of the Company and the other Obligors.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Existing Notes Agent, on behalf of itself and the Existing Notes Creditors, the Term Loan Agent, on behalf of itself and the Term Loan Creditors, and, at such time as the Revolving Credit Agreement may become effective and the Revolving Agent becomes a party hereto, the Revolving Agent, on behalf of itself and the Revolving Creditors, and the Obligors party hereto, hereby agree as follows:

Section 1.               Definitions.

1.1           General Terms.  As used in this Agreement, the following terms (including those in the preamble and recitals hereto) shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and the plural forms of the terms defined:

“Access Period” means, with respect to each parcel or item of Term Loan Priority Collateral, the period, that begins on the fifth Business Day after which both of the following have occurred: (a) the Revolving Agent has commenced an Enforcement Action and (b) the Revolving Agent or any other Revolving Creditor initially has actual access, whether or not utilized, to such parcel or item of Term Loan Priority Collateral for the purpose of taking physical possession of, removing or otherwise controlling, or using in any manner, Revolving Credit Priority Collateral located at such parcel or item of Term Loan Priority Collateral (the “Initial Access Date”), and ends on the earliest of (i) the day that is 180 days after the Initial Access Date plus such number of days, if any, after the Initial Access Date that it is stayed or otherwise prohibited by law or court order from exercising remedies with respect to the associated Revolving Credit Priority Collateral, (ii) the date on which all or substantially all of the Revolving Credit Priority Collateral associated with such parcel or item of Term Loan Priority Collateral is sold, removed, collected or liquidated, (iii) the Revolving Credit Termination Date and (iv) the date on which the Event of Default which resulted in commencement of the applicable Enforcement Action against such Revolving Credit Priority Collateral has been cured or waived in writing.

“Account” shall have the meaning set forth in the Uniform Commercial Code as in effect in the State of New York from time to time, including all rights to payment for goods sold or leased, or for services rendered.

“Affiliate” means with respect to any Person, another Person that directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.  As used herein, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have correlative meanings.

“Agreement” means this Amended and Restated Intercreditor Agreement..

“Bank Product Obligations” means, with respect to any Obligor, any obligations of such Obligor owed to any Revolving Creditor (or any of its Affiliates) in respect of any of the following products, services or facilities extended to any Obligor by a Revolving Lender or any of its Affiliates: (a) any services provided from time to time by any Revolving Lender or any of its Affiliates to any Obligor in connection with operating, collections, payroll, trust, or other depository or disbursement accounts, including automated clearinghouse, e-payable, electronic funds transfer, wire transfer, controlled disbursement, overdraft, depository, information reporting, lockbox and stop payment services; (b) products under an agreement relating to any swap, cap, floor, collar, option, forward, cross right or obligation, or combination thereof or similar transaction, with respect to interest rate, foreign exchange, currency, or commodity risk;

(c) commercial credit card and merchant card services; and (d) banking products or services as may be requested by any Obligor, other than Letters of Credit.

“Bankruptcy Code” means the provisions of Title 11 of the United States Code, 11 U.S.C. §§101 et seq.

“Bankruptcy Law” means the Bankruptcy Code and any other federal, state or foreign bankruptcy, insolvency, receivership or similar law.

“Borrower” has the meaning set forth in the preamble hereto.

“Business Day” means any day of the year that is not a Saturday, a Sunday or a day on which banks are required or authorized to close in New York City or Chicago, Illinois.

“Cash Proceeds” shall mean all proceeds of any Collateral consisting of cash, checks and other near-cash items.

“Chattel Paper” shall mean all “chattel paper” as defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York from time to time, including, without limitation, “electronic chattel paper” or “tangible chattel paper”, as each term is defined in the Uniform Commercial Code as in effect in the State of New York from time to time.

“Collateral” means all assets and properties of any kind whatsoever, real or personal, tangible or intangible and wherever located, of any Obligor, whether now owned or hereafter acquired, upon which a Lien (including, without limitation, any Liens granted in any Insolvency Proceeding) is now or hereafter granted or purported to be granted in favor of a Secured Creditor, as security for all or any part of the Obligations, provided that as to the Existing Notes Creditors, Collateral shall be limited to assets and properties in which the Existing Notes Creditors have  a Lien pursuant to the Existing Notes Documents as in effect on the date hereof, and only the Proceeds thereof, and shall not include any other assets and properties, or Proceeds thereof, on which the Revolving Creditors or Term Loan Creditors may from time to time have a Lien to secure their Obligations, and nothing in this Agreement shall be read to provide that the Existing Notes Creditors have any right to acquire, or that any Obligor has any obligation to provide to any Existing Notes Creditor, any Lien on any assets and properties on which they do not have  a Lien pursuant to the Existing Notes Documents as in effect on the date hereof, or Proceeds thereof, or to permit the granting of a Lien in favor of any Existing Notes Creditor on any assets or properties where prohibited by Section 2.4(d) hereof.

“Company” has the meaning set forth in the preamble hereto.

“Debt Action” means (a) the filing of a lawsuit by any Secured Creditor solely to collect the Obligations owed to such Secured Creditor and not to exercise secured creditor remedies in respect of the Collateral, (b) the demand by any Secured Creditor for accelerated payment of any and all of the Obligations owed to such Secured Creditor, (c) the filing of any notice of claim and the voting of any such claim in any Insolvency Proceeding involving an Obligor in a manner not prohibited by, and not inconsistent with, the terms of Section 6, (d) the filing of any motion in any Insolvency Proceeding permitted by, and not inconsistent with, the terms of Section 6 or (e) the filing of any defensive pleading in any Insolvency Proceeding not inconsistent with the terms of this Agreement.

“DIP Financing” has the meaning set forth in Section 6.1.

“Disposition” means any sale, lease, license, exchange, transfer or other disposition, and “Dispose” and “Disposed of” shall have correlative meanings.

“Distribution” means, with respect to any indebtedness or obligation of a Person, (a) any payment or distribution by or on behalf of such Person (or any guarantor or surety thereon) of cash, securities or other property, by setoff or otherwise, on account of such indebtedness or obligation or (b) any redemption, purchase or other acquisition of such indebtedness or obligation by such Person (or any guarantor or surety thereon).

“Enforcement Action” means (a) the exercise of any enforcement remedies under any Obligation Document, the UCC or other applicable law in respect of the Collateral by the applicable Secured Creditor, (b) any action by any Secured Creditor to foreclose on the Lien of such Person in any Collateral, (c) any action by any Secured Creditor to take possession of, or sell or otherwise realize upon, or to exercise any other enforcement rights or remedies with respect to, any Collateral, including any Disposition after the occurrence of an Event of Default of any Collateral by an Obligor with the consent of, or at the direction of, a Secured Creditor, including, without limitation, by notification of account debtors, (d) the taking of any other actions by a Secured Creditor against any Collateral, including the taking of control or possession of, or the exercise of any right of setoff with respect to, any Collateral and including the exercise of any voting rights relating to any capital stock composing a portion of the Collateral and/or (e) the commencement by any Secured Creditor of any legal proceedings or actions against or with respect to any Obligor or any of such Obligor’s property or assets or any Collateral to facilitate any of the actions described in clauses (a), (b), (c), (d) and (e) above, including the commencement of any Insolvency Proceeding; provided that this definition shall not include any Debt Action.

“Event of Default” means each “Event of Default” or similar term, as such term is defined in any Term Loan Credit Document or any Revolving Credit Document.

“Excess Revolving Credit Obligations” means, as of any date of determination, the sum of (a) the portion of the principal amount of the loans outstanding under the Revolving Credit Documents and the undrawn amount of all outstanding Letters of Credit (disregarding for purposes of this calculation Letters of Credit to the extent cash collateralized in accordance with the Revolving Credit Agreement) and, without duplication of reimbursement obligations having been refinanced with proceeds of loans, the unreimbursed amount of all Letters of Credit as of such date that is in excess of the Maximum Revolving Credit Principal Amount as of such date plus (b) without duplication, the portion of accrued and unpaid interest and fees on account of such portion of the loans and Letters of Credit described in clause (a) of this definition; provided, however, that any interest accruing on, or fees or reimbursement obligations in respect of, out of pocket fees (including legal fees and disbursements) or other expenses of the Revolving Agent or other Revolving Creditors that are reimbursable by the Obligors under the terms of the Revolving Credit Documents and that accrue, or are incurred, after the occurrence of an

Insolvency Proceeding or after the date when Revolving Agent or the Term Loan Agent, as applicable, commences Enforcement Action with respect to any of the Collateral shall not constitute Excess Revolving Credit Obligations, regardless of whether any such amounts are added to the principal balance of the loans pursuant to the terms of the Revolving Credit Documents.  Any DIP Financing by the Revolving Creditors within the limits of Section 6.1(a)(iii)(A) shall not constitute Excess Revolving Credit Obligations.

“Excess Term Obligations” means, as of any date of determination, the sum of (a) the portion of the principal amount of the loans outstanding under the Term Loan Credit Documents as of such date that is in excess of the Maximum Term Loan Principal Amount as such date plus (b) without duplication, the portion of accrued and unpaid interest on account of such portion of the loans described in clause (a) of this definition; provided, however, that any interest accruing on, or reimbursement obligations in respect of, out of pocket fees (including legal fees and disbursements) or other expenses of the Term Loan Agent or other Term Loan Creditors that are reimbursable by the Obligors under the terms of the Term Loan Credit Documents and that accrue, or are incurred, after the occurrence of an Insolvency Proceeding or after the date when Revolving Agent or the Term Loan Agent, as applicable, commences Enforcement Action with respect to any of the Collateral shall not constitute Excess Term Obligations, regardless of whether any such amounts are added to the principal balance of the loans pursuant to the terms of the Term Loan Credit Documents. Any DIP Financing by the Term Loan Creditors within the limits of Section 6.1(b)(iii)(A) shall not constitute Excess Term Obligations.

“Exigent Circumstances” means (a) a fraud has been committed by any Obligor in connection with the Revolving Credit Obligations or Term Loan Obligations, as applicable, including any withholding of collections of Accounts or other Proceeds or any other property in violation of the terms of the Revolving Credit Documents or Term Loan Credit Documents, as applicable, or (b) an event or circumstance that in the judgment of the Revolving Agent materially and imminently threatens the value of, or ability of the Revolving Agent to realize upon, its Priority Collateral, or, in the judgment of the Term Loan Agent materially and imminently threatens the value of, or ability to realize upon, its Priority Collateral.

“Existing Notes” means the notes issued and outstanding from time to time under the Existing Notes Indenture.

“Existing Notes Agent” means, collectively, the Existing Notes Trustee and/or Existing Notes Collateral Agent under the Existing Notes Indenture and the other Existing Notes Documents.

“Existing Notes Creditors” means , at any time, the Existing Notes Agent, the “Holders” (as defined in the Existing Notes Indenture), any other administrative agent under the Existing Notes Indenture and any other Existing Notes Documents, any collateral agent under the Existing Notes Indenture and any other Existing Notes Documents, each lender or other creditor under the Existing Notes Indenture and any other Existing Notes Documents, each holder of any Hedging Obligations that at the time of the incurrence of such Hedging Obligations is a lender or other creditor under the Term Loan Credit Agreement or an Affiliate thereof and is a secured party under any Existing Notes Document, the beneficiaries of each indemnification obligation undertaken by any Obligor under any Existing Notes Document, and each other holder of, or obligee in respect of, any Existing Notes Obligations, in each case to the extent designated as a secured party under any Existing Notes Document outstanding at such time.

“Existing Notes Documents” means the Existing Notes Indenture and the Existing Notes, and the “Escrow Agreement”, the “Note Guarantees”, the “Collateral Agreements” and the other “Notes Documents”, each as defined in the Existing Notes Indenture as in effect on November       , 2009.

“Existing Notes Indenture” means the Indenture, dated as of November 9, 2006, between the Company and the other Obligors, and Wells Fargo Bank, National Association, as trustee and collateral agent, relating to the Company’s 9.00% Convertible Senior Secured Notes due 2012.

“Existing Notes Noteholders” means the holders from time to time of the Existing Notes issued and outstanding from time to time under the Existing Notes Indenture.

“Existing Notes Obligations” means the Existing Notes and all other “Note Obligations” (as defined in the Existing Notes Indenture) owing or outstanding from time to time under the Existing Notes Indenture and the other Existing Notes Documents.

“Existing Notes Refinancing Conditions” means that the following conditions must be met with respect to any applicable amendment, restatement, supplement, modification, substitution, Refinancing, renewal or replacement of the Existing Notes Documents: (i) it has a final maturity no sooner than, and a weighted average life (measured as of the date of such amendment, restatement, supplement, modification, substitution, Refinancing, renewal or replacement) no less than that applicable to the Existing Notes Obligations on the date hereof; (ii) in the case of any secured Refinancing, substantially concurrently with the entry into definitive documentation evidencing such indebtedness, the lenders thereunder shall enter into an intercreditor agreement on terms no less favorable to the Revolving Creditors and the Term Loan Creditors than this Agreement or execute an Intercreditor Agreement Joinder, (iii) Liens on no categories of Collateral not subject to the Liens securing the Existing Notes Obligations on the date hereof are granted to secure it; and (iii) no additional Person is obligated on such indebtedness that is not obligated on the Existing Notes Obligations on the date hereof, and (iv) it shall contain no representations, warranties, covenants or events of default not contained in the Existing Notes Indenture on the date hereof after giving effect to the amendment thereof deleting such provisions on or about the date  hereof, unless consented to by the Revolving Agent and the Term Loan Agent at the direction of the majority holders of the Revolving Credit Obligations and the Term Loan Obligations, respectively, but in no event shall any representations, warranties, covenants or events of default contained in the Existing Notes Documents (with such consent as aforesaid) be (x) more restrictive in any respect on any Obligor than the least restrictive analogous provisions in the Revolving Credit Documents and the Term Loan Credit Documents or (y) address substantive restrictions or other matters not contained in both the Revolving Credit Documents and the Term Loan Credit Documents.

“Existing Notes Secured Claim” means any portion of the Existing Notes Obligations.

“General Intangibles” (i) shall mean all “general intangibles” as defined in Article 9 of the UCC, including “payment intangibles” also as defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York from time to time and (ii) shall include, without limitation, all interest rate or currency protection or hedging arrangements, all tax refunds and all licenses, permits, concessions and authorizations, (in each case, regardless of whether characterized as general intangibles under the Uniform Commercial Code as in effect in the State of New York from time to time).

“Hedging Obligations” means, with respect to any Obligor, any obligations of such Obligor under an agreement relating to any non-speculative, ordinary course of business swap, cap, floor, collar, option, forward, cross right or obligation, or combination thereof or similar transaction, with respect to interest rate, foreign exchange, currency or commodity risk.

 “Insolvency Proceeding” means any of the following: (a) any case or proceeding with respect to any Obligor under the Bankruptcy Code or any other federal or state bankruptcy, insolvency, reorganization or other law affecting creditors’ rights or any other or similar proceedings seeking any stay, reorganization, arrangement, composition or readjustment of the obligations and indebtedness of such Obligor, in each case, whether or not voluntary, (b) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to any Obligor or any of its assets in each case, whether or not voluntary, (c) any proceeding for liquidation, dissolution or other winding up of the business of the Company or any other Obligor whether or not voluntary and whether or not involving bankruptcy or insolvency, that, in the case of an Obligor other than the Company, is not permitted under the Revolving Credit Documents and the Term Loan Credit Documents or (d) any assignment for the benefit of creditors or any marshalling of assets of any Obligor.

“Intercreditor Agreement Joinder” means an agreement substantially in the form of Exhibit A.

“Interim Notes” means the notes issued and outstanding under the Interim Notes Indenture.

“Interim Notes Agent” means the trustee and/or collateral agent under the Interim Notes Indenture and the other Interim Notes Documents.

“Interim Notes Indenture” means the Indenture, dated as of                     , 2009, between the Company and the other Obligors, and Wells Fargo Bank, National Association, as trustee and collateral agent, relating to the Company’s 9.00% Mandatorily Redeemable Convertible Senior Secured Notes due 2012.

“Interim Notes Documents” means the Interim Notes Indenture and the Interim Notes, and the “Escrow Agreement”, the “Note Guarantees”, the “Collateral Agreements” and the other “Notes Documents”, each as defined in the Interim Notes Indenture.

“Interim Notes Obligations” means the Interim Notes and all other “Note Obligations” (as defined in the Interim Notes Indenture) owing or outstanding from time to time under the Interim Notes Indenture and the other Interim Notes Documents.

“Inventory” shall mean: (i) all “inventory” as defined in the Uniform Commercial Code as in effect in the State of New York from time to time and (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Obligor’s business; all goods in which any Obligor has an interest in mass or a joint or other interest or right of any kind; and all such goods that are returned to or repossessed by any Obligor, and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the Uniform Commercial Code as in effect in the State of New York from time to time).  Inventory shall include each item of property that at any time is or at any time was part of the rental fleet, whether classified as “inventory,” “rental equipment” or “fixed asset” on the financial statements of the Company.

“Junior Adequate Protection Liens” has the meaning set forth in Section 6.2.

“Junior Lien Default Notice” means a notice by the Term Loan Agent to the Revolving Agent or by the Revolving Agent to the Term Loan Agent, indicating that an Event of Default under the Term Loan Credit Documents or Revolving Credit Documents, respectively, has occurred and that the Term Loan Agent or Revolving Agent, as the case may be, intends to take Enforcement Action against Collateral (other than Collateral that as to such Secured Creditor, is Priority Collateral).

“Junior Documents” means (i) as to the Revolving Credit Priority Collateral, the Term Loan Credit Documents, (ii) as to the Term Loan Priority Collateral, the Revolving Credit Documents, and (iii) as to all Collateral, at all times prior to Payment in Full of the Term Loan Obligations and the Revolving Credit Obligations, the Existing Notes Documents.

“Junior Obligations” means (i) as to the Term Loan Priority Collateral, the Revolving Credit Obligations, (ii) as to the Revolving Credit Priority Collateral, the Term Loan Obligations, and (iii) as to all Collateral, at all times prior to Payment in Full of the Term Loan Obligations and the Revolving Credit Obligations, the Existing Notes Obligations. Junior Obligations also means as to Term Loan Priority Collateral, any Excess Term Obligations, and as to any Revolving Credit Priority Collateral, any Excess Revolving Credit Obligations.

“Junior Secured Creditor” means, as to the Term Loan Priority Collateral, the Revolving Agent acting on behalf of itself and the Revolving Creditors, and as to the Revolving Credit Priority Collateral, the Term Loan Agent acting on behalf of itself and the Term Loan Creditors, and as to all Collateral, at all times prior to Payment in Full of the Term Loan Obligations and the Revolving Credit Obligations, the Existing Notes Creditors.  Junior Secured Creditor also means the Revolving Agent acting on behalf of itself and the Revolving Creditors as to its Lien on Revolving Credit Priority Collateral to the extent securing Excess Revolving Credit Obligations and the Term Loan Agent acting on behalf of itself and the Term Loan Creditors as to its Lien on Term Loan Priority Collateral to the extent securing Excess Term Obligations.

“L/C Issuer” means any bank or financial institution that issues, arranges or provides credit support for a Letter of Credit issued or deemed issued pursuant to the Revolving Credit Agreement.

“Letters of Credit” means any standby or documentary letter of credit issued or arranged by L/C Issuer for the account of Borrower, or any indemnity, guarantee, exposure transmittal memorandum or similar form of credit support issued or arranged by Revolving Agent or L/C Issuer for the benefit of Borrower.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or otherwise), security interest or other security arrangement and any other preference, priority or preferential arrangement of any kind or nature whatsoever, including any conditional sale contract or other title retention arrangement, the interest of a lessor under a capital lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing.

“Mandatory Redemption” means “Mandatory Redemption”, as defined in the New Notes Indenture.

“Mandatory Redemption Date” means “Mandatory Redemption Date”, as defined in the New Notes Indenture.

“Maximum Revolving Credit Principal Amount” means, as of any date of determination, (a) $20,000,000, minus (b) permanent reductions of revolving loan commitments under the Revolving Credit Documents after the date hereof that are accompanied by principal payments outstanding under such commitments (other than those made in connection with a Refinancing permitted under Section 4.2), plus (c) accrued and unpaid interest and fees (excluding any portion of interest and fees referred to in clause (b) of the definition of Excess Revolving Credit Obligations), and  costs, expenses, indemnities, and other amounts (other than principal, unless constituting amounts of interest and fees that are added to principal) payable pursuant to the terms of the Revolving Credit Documents, whether or not, in the case of interest or fees, the same are added to the principal amount of the Revolving Credit Obligations and including the same as would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not allowed in any such Insolvency Proceeding, plus (d) advances (whether or not added to the principal of the revolving loan) made by the Revolving Lenders or the Revolving Agent in order to protect, preserve or enhance the value of any Revolving Credit Priority Collateral or to pay amounts that the Borrower is obligated to pay under the Revolving Credit Documents to protect the Collateral, [plus (e) Bank Product Obligations, plus (f) Hedging Obligations to a Revolving Creditor].

“Maximum Term Loan Principal Amount” means, as of any date of determination, (a) $                              , minus (b) the sum of all principal payments of the term loans constituting Term Loan Obligations (including voluntary and mandatory prepayments) after the date hereof, but excluding prepayments resulting from any Refinancing permitted under Section 4.1, plus (c) interest and fees (exclucing any portion of interst and fees referred to in clause (b) of the definition of Excess Term Obligations) and costs, expenses, indemnities, and other amounts (other than principal, unless constituting amounts of interest and fees that are added to principal) payable pursuant to the terms of the Term Loan Credit Documents, whether or not, in the case of interest or fees, the same are added to the principal amount of the Term Loan Obligations and including the same as would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not allowed in any such Insolvency Proceeding, plus (d) advances (whether or not added to the principal of the term loans) made by the Term Lenders or the Term Loan Agent in order to protect, preserve or enhance the value of any Term Loan Priority Collateral or to pay amounts that any Obligor is obligated to pay under the Term  Credit Documents to protect the Collateral, plus (e) all Term Loan Hedging Obligations not included in clause (a).(1)

“New License Subsidiary” has the meaning specified therefor in the New Notes Indenture.

“New Notes” means the notes issued and outstanding from time to time under the New Notes Indenture, including any notes issued in lieu of interest and in respect of capitalized, or “pay in kind”, interest accruing on any such notes outstanding from time to time in accordance with the New Notes Indenture.

“New Notes Agent” means the New Notes Trustee and/or New Notes Collateral Agent under the New Notes Indenture and the other New Notes Documents.

“New Notes Indenture” means the Indenture, dated as of                     , 20    , between the Company and the other Obligors, and Wells Fargo Bank, National Association, as trustee and collateral agent, relating to the Company’s 9.00% Senior Secured Notes due 20    , to be substantially in the form of Exhibit [    ] hereto.  [TO BE ADDED]

“New Notes Documents” means the New Notes Indenture and the New Notes, and the “Escrow Agreement”, the “Note Guarantees”, the “Collateral Agreements” and the other “Notes Documents”, each as defined in the New Notes Indenture.

“New Notes Obligations” means the New Notes and all other “Note Obligations” (as defined in the New Notes Indenture) owing or outstanding from time to time under the New Notes Indenture and the other New Notes Documents.

“New Notes Noteholders” means the holders from time to time of the New Notes issued and outstanding from time to time under the New Notes Indenture.

“Non-Priority Collateral” means (i) as to the Term Loan Creditors, the Revolving Credit Priority Collateral, (ii) as to the Revolving Creditors, the Term Loan Priority Collateral, and (iii) as to the Existing Notes Creditors, any and all Collateral.  Non-Priority Collateral shall also mean, as to the Term Loan Creditors, the Term Loan Priority Collateral to the extent securing Excess Term Obligations, and as to the Revolving Creditors, the Revolving Credit Priority Collateral to the extent securing the Excess Revolving Credit Obligations.

“Obligation Documents” means the Revolving Credit Documents and the Term Loan Credit Documents and the Existing Notes Documents, or any of them.

“Obligations” means the Term Loan Obligations and the Revolving Credit Obligations and the Existing Notes Obligations, or any of them.

“Obligor” means the Company and each other Person liable on or in respect of any Obligations, or that has granted a Lien on any property or assets as Collateral, together with such Person’s successors and assigns, including a receiver, trustee or debtor-in-possession on behalf of such Person.

“Paid in Full” or “Payment in Full” means, with respect to any Obligations, that: (a) all of such Obligations (other than contingent indemnification obligations for which no underlying claim has been asserted) have been paid, performed or discharged in full (with all such Obligations consisting of monetary or payment obligations having been paid in full in cash), (b) no Person has any further right to obtain any loans, letters of credit, bankers’ acceptances, or other extensions of credit under the Revolving Credit Agreement or the other Revolving Credit Documents in the case of Revolving Credit Obligations or the Term Loan Credit Agreement or the other Term Loan Credit Documents in the case of the Term Loan Obligations and all commitments to extend credit under such applicable agreements shall have terminated, (c) any and all letters of credit, bankers’ acceptances or similar instruments issued under such documents have been cancelled and returned (or backed by stand-by guarantees or letters of credit in form and substance reasonably acceptable to (and from financial institutions satisfactory to) Revolving Agent or Term Loan Agent, as applicable, or cash collateralized at the amounts required to obtain a release of liens under the terms of the applicable Revolving Credit Documents) in accordance with the terms of such documents, and (d) any costs, expenses and indemnification obligations not yet due and payable but with respect to which a claim has been threatened or asserted in writing under any Obligation Document, are backed by a letter of credit or cash collateral in an amount and on terms reasonably satisfactory to the Term Loan Agent or Revolving Agent, as applicable.

“Payment Rights” means any right of any Obligor to the payment of money arising from the Disposition of any Inventory or rendition of services, whether such right to payment constitutes an Account or Payment Intangible or is evidenced by or consists of a Document, Instrument, Chattel Paper, Letter-of-Credit Right or Supporting Obligation.

“Permitted Collateral Sale” means (i) any Disposition of Priority Collateral (other than after the occurrence and during the continuance of an Insolvency Proceeding by or against the relevant Obligor and other than in connection with an Enforcement Action or a Disposition described in clause (ii) below) so long as such Disposition is permitted under the Priority Documents as in effect on the date hereof and by the Junior Documents as in effect on the date hereof (other than, in the case of the New Notes Indenture, pursuant to Section 6.01 thereof); and (ii) any Disposition of Priority Collateral (other than in an Insolvency Proceeding by or against the relevant Obligor) permitted under the applicable Priority Documents as in effect on the date hereof, but not permitted under the applicable Junior Document, in connection with an Enforcement Action against such Priority Collateral by the relevant Priority Secured Creditor or a Disposition by the relevant Obligor during the continuation of an Event of Default under the

Priority Documents with the written permission of the Priority Secured Creditor; provided, that, in each case above, the Liens of the Junior Secured Creditors in such Priority Collateral shall continue as to the Proceeds thereof and such Proceeds received are applied as provided in Section 3.8 hereof.

“Person” means an individual, partnership, corporation (including a business trust and a public benefit corporation), joint stock company, estate, association, firm, enterprise, trust, limited liability company, unincorporated association, joint venture, governmental authority or any other entity or regulatory body.

“Primary Junior Secured Creditor” means a Junior Secured Creditor of the type described in the first sentence of the definition of “Junior Secured Creditor”.

“Primary Priority Secured Creditor” means a Priority Secured Creditor of the type described in the first sentence of the definition of “Priority Secured Creditor”.

“Priority Claim Avoidance” has the meaning set forth in Section 6.4.

“Priority Collateral” means, as to the Term Loan Creditors, the Term Loan Priority Collateral, and, as to the Revolving Creditors, the Revolving Credit Priority Collateral, and, as to the Existing Notes Creditors, none of the Collateral.  Priority Collateral also means, as to any Revolving Creditors, the Term Loan Priority Collateral to the extent securing Excess Term Obligations and as to any Term Loan Creditors, the Revolving Credit Priority Collateral to the extent securing Excess Revolving Credit Obligations; provided that the right of the Term Loan Creditors to take any Enforcement Action with respect to their Non-Priority Collateral, and the right of the Revolving Creditors to take any Enforcement Action with respect to their Non-Priority Collateral, and the right of the Existing Notes Creditors to take any Enforcement Action with respect to their Non-Priority Collateral shall in each case be subject to the provisions of Section 3.

“Priority Documents” means, as to the Revolving Credit Priority Collateral, the Revolving Credit Documents and as to the Term Loan Priority Collateral, the Term Loan Credit Documents.  The Existing Notes Documents shall not constitute Priority Documents for any purpose of this Agreement. at any time prior to the Payment in Full of all Term Loan Obligations and all Revolving Credit Obligations, and all Revolving Credit Documents and Term Loan Credit Documents shall both constitute Priority Documents as they relate to the Existing Notes Documents, the Existing Notes Obligations or the Existing Notes Creditors, or any Liens in favor of the Existing Notes Creditors, for all purposes of this Agreement.

“Priority Obligations” means, as to the Term Loan Priority Collateral, the Term Loan Obligations and as to the Revolving Credit Priority Collateral, the Revolving Credit Obligations.  The Existing Notes Obligations shall not constitute Priority Obligations for any purpose of this Agreement at any time prior to the Payment in Full of all Term Loan Obligations and all Revolving Credit Obligations, and all Revolving Credit Obligations and Term Loan Obligations shall both constitute Priority Obligations as they relate to the Existing Notes Obligations or the Existing Notes Creditors, or any Liens in favor of the Existing Notes Creditors, for all purposes of this Agreement.

“Priority Secured Creditor” means, as to the Term Loan Priority Collateral, the Term Loan Agent, and as to the Revolving Credit Priority Collateral, the Revolving Agent.  The Existing Notes Creditors shall not constitute Priority Secured Creditors for any purpose of this Agreement at any time prior to the Payment in Full of all Term Loan Obligations and all Revolving Credit Obligations, and the Term Loan Agent and the Revolving Agent shall both constitute Priority Security Creditors as they relate to the Existing Notes Obligations or the Existing Notes Creditors, or any Liens in favor of the Existing Notes Creditors, for all purposes of this Agreement.

Priority Secured Creditor also means, as to Term Loan Priority Collateral, to the extent securing Excess Term Obligations, the Revolving Agent, and as to Revolving Credit Priority Collateral, to the extent securing Excess Revolving Credit Obligations, the Term Loan Agent.  A Person’s rights as a Priority Secured Creditor described in the second sentence of this definition shall be limited as set forth in the definition of Secondary Priority Secured Creditor and the other applicable provisions hereof.

“Proceeds” of Collateral shall mean: (i) all “proceeds”, as defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York from time to time, (ii) payments or distributions made with respect to such Collateral and (iii) whatever is receivable or received when such Collateral or proceeds thereof is sold, leased, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.  Proceeds shall not include, as to any Existing Notes Creditor, Proceeds of any Collateral on which the Existing Notes Creditor do not have a valid and perfected Lien, or on which they may acquire a Lien in violation of the provisions hereof, including Section 2.4(d) hereof

“Refinance”, “Refinancings” and “Refinanced” means, in respect of any Obligations, to issue other indebtedness in exchange or replacement for or the proceeds of which are used to repay such Obligations, in whole or in part.

“Release Documents” has the meaning set forth in Section 2.6.

“Release Event” means the taking of any Enforcement Action by a Secured Creditor against all or any portion of Collateral that is Priority Collateral as to such Secured Creditor (including a Disposition conducted by any Obligor with the express written consent of such Secured Creditor during the continuance of an Event of Default under the relevant Priority Documents) or, after the occurrence and during the continuance of an Insolvency Proceeding by or against any Obligor, the entry of an order of the Bankruptcy Court pursuant to Section 363 or 1129 of the Bankruptcy Code (or similar Bankruptcy Law) authorizing the sale of all or any portion of such Collateral with the support of such Secured Creditor; provided, that, upon any such sale, the Liens of the Junior Secured Creditors in the Collateral shall continue as to the Proceeds thereof, and, subject to any necessary approvals of any applicable Bankruptcy Court, such Proceeds received are applied as provided in Section 3.8 hereof, .

“Revolver Cash Collateral” has the meaning set forth in Section 6.1.

“Revolver Purchase Option Closing Date” has the meaning set forth in Section 5.1.

“Revolving Agent” means the collateral agent (or the administrative agent acting as collateral agent) under any Revolving Credit Agreement, and its successors and assigns in such capacity and, from and after the execution of a Revolving Credit Substitute Facility, one or more other agents, collateral agents, trustees or similar contractual representatives for one or more holders of indebtedness or other Obligations evidenced thereunder or governed thereby and its successors and assigns in such capacity, but in no event shall any Obligor or Affiliate thereof be, or appoint, the Revolving Agent.

“Revolving Agent’s Purchase Notice” has the meaning set forth in Section 5.2.

“Revolving Credit Agreement” means (a) the initial Revolving Credit Agreement, if any, entered into by the Company, designated as the “Revolving Credit Agreement” for purposes of this Agreement by written notice from the Company to the Term Loan Agent, and permitted to be entered into under the terms of the Term Loan Credit Agreement then in effect, and otherwise complying with the provisions hereof and (i) providing for Liens on no categories of Collateral not subject to the Liens securing the Term Loan Obligations are granted to secure it unless such categories of Collateral also secure the Term Loan Obligations; (ii) providing that no additional Person is obligated on the indebtedness under such Revolving Credit Agreement unless such additional Person also is or becomes a pari passu obligor on the Term Loan Obligations; (iii) not including any limitations on the ability of the Company and the other Obligors to make payments under any Term Loan Credit Document, (iv) not providing for aggregate extensions of credit thereunder at any time that exceed the Maximum Revolving Credit Principal Amount and (v) being subject to the condition that  no “Default” or “Event of Default” (as defined in the Term Loan Credit Agreement as then in effect) exists, and (b) each Revolving Credit Substitute Facility, if any, in each case as amended, restated, supplemented, replaced, substituted or Refinanced in accordance with the terms of this Agreement and permitted to be entered into under the terms of the Term Loan Credit Agreement then in effect, and otherwise complying with the provisions hereof and providing for extensions of credit not exceeding the Maximum Revolving Credit Principal Amount, provided, however, that in each case in clause (a) and (b) above, (x) the Revolving Agent thereunder shall have duly executed and delivered to each other party hereto a signed counterpart of this Agreement and shall be irrevocably and validly entitled under the terms of such Revolving Credit Agreement to bind the Revolving Creditors to all of the terms and conditions hereof by such execution and delivery and (y) in no event shall any Obligor or Affiliate thereof be permitted to be a Revolving Creditor thereunder.

“Revolving Credit Documents” means the Revolving Credit Agreement, if any, all other agreements, documents and instruments at any time executed and/or delivered by the Company or any other Person with, to or in favor of the Revolving Agent or any Revolving Creditor in connection therewith or related thereto, if any, including such documents evidencing successive Refinancings of the Revolving Credit Obligations, if any, in each case, as amended, amended and restated, supplemented, modified, replaced, substituted or renewed from time to time in accordance with the terms of this Agreement (provided that the  aggregate extensions of credit thereunder at any time shall not exceed the Maximum Revolving Credit Principal Amount).

“Revolving Credit Obligations” means all “Obligations” as defined in the Revolving Credit Agreement, if any, provided that the aggregate extensions of credit thereunder at any time shall not exceed the Maximum Revolving Credit Principal Amount, and including without limitation all Banking Product Obligations and Hedging Obligations, all obligations to post cash collateral in respect of Letters of Credit or indemnities in respect thereof, and all other obligations, liabilities and indebtedness of every kind, nature and description owing by the Company to the Revolving Agent and the other Revolving Creditors evidenced by or arising under one or more of the Revolving Credit Documents (including the Revolving Loans and letter of credit obligations), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, including principal, interest, charges, fees, costs, indemnities and reasonable expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Revolving Credit Agreement and whether arising before, during or after the commencement of any Insolvency Proceeding with respect to the Company (and including the payment of interest, fees, costs and other charges (including default rate interest) which would accrue and become due but for the commencement of such Insolvency Proceeding, but in the case of default rate interest and other amounts accruing or payable in excess of basic contract rates specified in the Revolving Credit Documents, only to the extent such amounts are allowed in any such Insolvency Proceeding), exclusive of the Excess Revolving Credit Obligations, which Excess Revolving Credit Obligations, if any, shall be excluded from (and shall not constitute) Revolving Credit Obligations solely for purposes of this Agreement.

“Revolving Credit Obligations Purchaser” has the meaning set forth in Section 5.1.

“Revolving Credit Priority Collateral” means, all present and future right, title and interest of the Company and each other Obligor in and to the following, whether now owned or hereafter acquired, existing or arising, and wherever located:

(a)           all Accounts and Payment Rights (and all Instruments, Chattel Paper, Letter-of-Credit Rights, Supporting Obligations, and Documents evidencing the obligation of any account debtor to pay any obligation that constitutes an Account or Payment Right);

(b)           to the extent not otherwise included above, all Payment Intangibles, Instruments, Chattel Paper, Investment Property and Documents, in each case in this clause (b) evidencing, derived from, constituting or relating to the property described in clause (a) above or Proceeds or products thereof;

(c)           Money (other than identifiable Proceeds of Term Loan Priority Collateral), Deposit Accounts (except for identifiable Proceeds of Term Loan Priority Collateral contained therein, and other than the Term Loan Priority Collateral Account (other than identifiable Proceeds of Revolving Credit Priority Collateral contained therein)), Securities Accounts containing Proceeds of property described in clause (a) or (b) above (except for identifiable Proceeds of Term Loan Priority Collateral contained therein) and all lock-boxes at any bank containing Proceeds of property described in clause (a) or (b) above (except for identifiable Proceeds of Term Loan Priority Collateral contained therein, and other than the Term Loan

Priority Collateral Account (other than identifiable Proceeds of Revolving Credit Priority Collateral contained therein)), including, except as otherwise provided herein, Proceeds of property described in clause (a) or (b) above consisting of Money and Certificated Securities, Uncertificated Securities, Securities Entitlements and Investment Property or other assets credited to or deposited in any such Deposit Account or Securities Account (including Proceeds of property described in clause (a) or (b) above constituting cash, cash equivalents, marketable securities and other funds held in or on deposit in any such Deposit Account or Securities Account), but excluding in each case above the Term Loan Priority Collateral Account (other than identifiable Proceeds of Revolving Credit Priority Collateral contained therein) and identifiable Proceeds of Term Loan Priority Collateral;

(d)           books, Records, documents, ledger cards, computer programs, software and other property, in each case, to the extent related to any of the foregoing; and

(e)           all Proceeds of any of the Revolving Credit Priority Collateral described in clauses (a) through (d) above, in any form (including any insurance proceeds in respect of any or all of the foregoing).

Without limitation of the foregoing, property of a type described in any one or more of the foregoing clauses (a) through (e) and acquired by an Obligor, or created, after the commencement of an Insolvency Proceeding with respect to such Obligor, and which, but for the application of Section 552 of the Bankruptcy Code, would constitute Collateral, shall, for the purposes of this Agreement, nonetheless constitute “Revolving Credit Priority Collateral.”

“Revolving Credit Refinancing Conditions” means that the following conditions must be met with respect to any applicable amendment, restatement, supplement, modification, substitution, Refinancing, renewal or replacement of the Revolving Credit Documents: with respect to any such amendment, restatement, supplement, modification, substitution, Refinancing, renewal or replacement: (i) in the case of any secured Refinancing, substantially concurrently with the entry into of definitive documentation evidencing such indebtedness, the lenders thereunder shall enter into an intercreditor agreement on terms no less favorable to the Term Loan Creditors than this Agreement or execute an Intercreditor Agreement Joinder, (ii) Liens on no categories of Collateral not subject to the Liens securing the Term Loan Obligations are granted to secure it unless such categories of Collateral also secure the Term Loan Obligations; (iii) no additional Person is obligated on such indebtedness unless such additional Person also is or becomes an obligor on the Term Loan Obligations; (iv) it does not include any limitations on the ability of the Company to make payments under any Term Loan Credit Document, (iv) it does not provide for aggregate extensions of credit thereunder at any time that exceed the Maximum Revolving Credit Principal Amount and (vi) in the case of a Refinancing, immediately after giving effect to such Refinancing, no “Default” or “Event of Default” (as defined in the Term Loan Credit Agreement as then in effect) exists.

“Revolving Credit Secured Claim” means any portion of the Revolving Credit Obligations.

“Revolving Credit Substitute Facility” means any facility that Refinances the Revolving Credit Agreement then in existence pursuant to Section 4.2.  For the avoidance of doubt, no Revolving Credit Substitute Facility shall be required to be a revolving or asset-based loan facility and may be a facility evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument; provided that any such Revolving Credit Substitute Facility shall be subject to the terms of this Agreement for all purposes set forth herein (including the Lien priorities as set forth herein as of the date hereof and provided that such facility does not provide for aggregate extensions of credit thereunder at any time that exceed the Maximum Revolving Credit Principal Amount ).

“Revolving Credit Termination Date” means the date on which all Revolving Credit Obligations have been Paid in Full.

“Revolving Creditors” means , at any time, if any, the Revolving Agent, the Revolving Lenders, the administrative agent under the Revolving Credit Agreement, the collateral Agent under the Revolving Credit Agreement, each lender, issuing bank and swingline lender under the Revolving Credit Agreement, each holder of any Hedging Obligations and Banking Product Obligations that at the time of the incurrence of such Hedging Obligations or Banking Product Obligations is a lender under the Revolving Credit Agreement or an Affiliate thereof and is a secured party under any Revolving Credit Document, the beneficiaries of each indemnification obligation undertaken by any Obligor under any Revolving Credit Document, each other Person that provides letters of credit, guarantees or other credit support related thereto under any Revolving Credit Document and each other holder of, or obligee in respect of, any Revolving Credit Obligations (including pursuant to an Revolving Credit Substitute Facility), in each case to the extent designated as a secured party under any Revolving Credit Document outstanding at such time, but in no event shall any Obligor or Affiliate thereof be or become a Revolving Creditor.

“Revolving Lenders” means the lenders from time to time party from time to time to a Revolving Credit Agreement, if any, but in no event shall any Obligor or Affiliate thereof be or become a Revolving Lender.

“Revolving Loans” means the loans, if any, outstanding under the Revolving Credit Documents from time to time.

“Secondary Junior Secured Creditor” means a Junior Secured Creditor of the type described in the second sentence of the definition of “Junior Secured Creditor”.

“Secondary Priority Secured Creditor” means a Priority Secured Creditor of the type described in the second sentence of the definition of “Priority Secured Creditor”.  As more fully set forth in Section 2.1, (i) the Term Loan Agent in its capacity as Secondary Priority Secured Creditor shall not take any Enforcement Action or actions hereunder with respect to the Revolving Credit Priority Collateral prior to the Revolving Credit Termination Date; and (ii) the Revolving Agent in its capacity as Secondary Priority Secured Creditor shall not take any Enforcement Action or other action hereunder with respect to the Term Loan Priority Collateral prior to the Term Loan Termination Date.

“Secured Creditors” means the Term Loan Creditors and the Revolving Creditors and the Existing Notes Creditors, or any of them.

“Senior Adequate Protection Liens” has the meaning set forth in Section 6.2.

“Standstill Period” means the period commencing on the date of an Event of Default and ending upon the date which is the earlier of (a) 180 days after the later of (i) the date the Junior Secured Creditor has declared an Event of Default under its Obligation Documents and has accelerated its Junior Obligations and (ii) the date that the Priority Secured Creditor has received a Junior Lien Default Notice with respect to such Event of Default stating that the Junior Obligations have been declared due and payable and (b) the date on which the Priority Obligations of such Priority Secured Creditor have been Paid in Full; provided that (i) in the event that as of any day during such 180 days, no Event of Default in respect of the Junior Obligations is continuing, then the Standstill Period shall be deemed not to have commenced and (ii) the 180 day period specified above shall be tolled during any period an Insolvency Proceeding has occurred and is continuing.

“Term Lenders” means the “Lenders” or “Term Lenders” or “Holders” or “Noteholders” (or comparable term) under and as defined in any Term Loan Credit Agreement.

“Term Loan” means each term loan or other loan or extension of credit made or outstanding under the Term Loan Credit Documents from time to time.

“Term Loan Agent” means (i) so long as New Notes Obligations are outstanding under the New Notes Documents, the New Notes Agent, (ii) and after all New Notes Obligations have been Paid in Full, and so long as Term Loan Obligations are outstanding under any Term Loan Substitute Facility or the agreements and other documents securing, guaranteeing, evidencing, governing or otherwise relating to the foregoing, in each case, as amended, amended and restated, supplemented, modified, replaced, substituted or renewed from time to time in accordance with the terms of this Agreement, one or more other agents, collateral agents, trustees or similar contractual representatives for one or more holders of indebtedness or other Term Loan Obligations outstanding thereunder or in respect thereof from time to time.

“Term Loan Agent’s Purchase Notice” has the meaning set forth in Section 5.1.

“Term Loan Credit Agreement” means (a) the New Notes Indenture and (b) upon Payment in Full of the New Notes Obligations outstanding under the New Notes Indenture, the credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument primarily evidencing or governing each Term Loan Credit Substitute Facility, in each case as the same may from time to time be amended, amended and restated, supplemented, modified, replaced, substituted, renewed or Refinanced in accordance with the terms of this Agreement.

“Term Loan Credit Documents” means the Term Loan Credit Agreement, all New Notes Documents, and all other agreements, documents and instruments at any time executed and/or delivered by any Obligor or any other Person with, to or in favor of the Term Loan Agent or any other Term Loan Creditor in connection therewith or related thereto, including such documents evidencing successive Refinancings of the Term Loan Obligations, and any Term Loan Credit Substitute Facility, and all agreements and other documents securing, guaranteeing, evidencing, governing or otherwise relating to any of the foregoing, in each case, as amended, amended and restated, supplemented, modified, replaced, substituted or renewed from time to time in accordance with the terms of this Agreement.

“Term Loan Credit Substitute Facility” means any facility that Refinances the Term Loan Credit Agreement then in existence pursuant to Section 4.1.  For the avoidance of doubt, the Term Loan Credit Substitute Facility may be a facility evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument; provided that any such Term Loan Substitute Facility shall be subject to the terms of this Agreement for all purposes set forth herein (including the Lien priorities as set forth herein as of the date hereof).

“Term Loan Creditors” means , at any time, the Term Loan Agent, the Term Lenders, the administrative agent under the Term Loan Credit Agreement and any other Term Loan Credit Documents, the collateral agent under the Term Loan Credit Agreement and any other Term Loan Credit Documents, each lender, noteholder or other creditor under the Term Loan Credit Agreement, each holder of any Term Loan Hedging Obligations that at the time of the incurrence of such Hedging Obligations is a lender or noteholder under the Term Loan Credit Agreement or an Affiliate thereof and is a secured party under any Term Loan Credit Document, the beneficiaries of each indemnification obligation undertaken by any Obligor under any Term Loan Credit Document, and each other holder of, or obligee in respect of, any Term Loan Obligations (including pursuant to a Term Loan Credit Substitute Facility), in each case to the extent designated as a secured party under any Term Loan Credit Document outstanding at such time.

“Term Loan Hedging Obligation” means any Hedging Obligations owed by the Borrower to the Term Loan Creditors or any of their Affiliates pursuant to agreements entered into in connection with any Term Loan Credit Agreement.

“Term Loan Obligations” means all obligations, liabilities and indebtedness of every kind, nature and description owing by the Company and each other Obligor under the Term Loan Credit Documents, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, including principal, interest, charges, fees, costs, indemnities and reasonable expenses, however evidenced, and whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Term Loan Credit Agreement and whether arising before, during or after the commencement of any Insolvency Proceeding with respect to the Company or any other Obligor (as such term is defined in the Term Loan Credit Agreement) (and including the payment of any interest, fees, costs and other charges (including default rate interest) which would accrue and become due but for the commencement of such Insolvency Proceeding, but in the case of default rate interest and other amounts accruing or payable in excess of basic contract rates specified in the Term Loan Credit Documents, only  to the extent such amounts are allowed in any such Insolvency Proceeding), exclusive of the Excess Term Obligations, which Excess Term Obligations shall be excluded from (and shall not constitute) Term Loan Obligations solely for purposes of this Agreement.

“Term Loan Priority Collateral” means all Collateral other than Revolving Credit Priority Collateral.  Without limitation of the foregoing, property not of a type described in the definition of “Revolving Credit Priority Collateral,” and acquired by an Obligor, or created, after the commencement of an Insolvency Proceeding with respect to such Obligor, and which, but for the application of Section 552 of the Bankruptcy Code, would constitute Collateral, shall, for the purposes of this Agreement, nonetheless constitute “Term Loan Priority Collateral.” Notwithstanding the foregoing, in no event shall property that is otherwise Term Loan Priority Collateral constitute Revolving Credit Priority Collateral due to the fact that it was acquired by the Company or any other Obligor with the Proceeds of Revolving Credit Priority Collateral.

“Term Loan Priority Collateral Account” means any deposit account established or maintained by an Obligor or the Term Loan Agent or any representative of either of the foregoing for the sole purpose of holding the identifiable Proceeds of any Disposition of Term Loan Priority Collateral that are required to be held in such account or accounts pursuant to the terms of any Term Loan Credit Document as in effect on the date hereof (or any comparable provision of any successor Term Loan Credit Document).

“Term Loan Purchase Option Closing Date” has the meaning set forth in Section 5.2.

“Term Loan Refinancing Conditions” means that the following conditions must be met with respect to any applicable amendment, restatement, supplement, modification, substitution, Refinancing, renewal or replacement of the Term Loan Credit Documents if a Revolving Credit Agreement then exists and the Revolving Agent is a party hereto: (i) it has a final maturity no sooner than (unless such final maturity is more than six months after the stated final maturity of the Revolving Credit Obligations as in effect on the date hereof) and a weighted average life (measured as of the date of such amendment, restatement, supplement, modification, substitution, Refinancing, renewal or replacement) no less than that applicable to the Term Loan Obligations on the date hereof; (ii) in the case of any secured Refinancing, substantially concurrently with the entry into definitive documentation evidencing such indebtedness, the lenders thereunder shall enter into an intercreditor agreement on terms no less favorable to the Revolving Creditors than this Agreement or execute an Intercreditor Agreement Joinder, (ii) Liens on no categories of Collateral not subject to the Liens securing the Revolving Credit Obligations are granted to secure it unless such categories of Collateral also secure the Revolving Credit  Obligations; and (iii) no additional Person is obligated on such indebtedness unless such additional Person also is or becomes an obligor on the Revolving Credit Obligations.

“Term Loan Secured Claim” means any portion of the Term Loan Obligations.

“Term Loan Termination Date” means the date on which all Term Loan Obligations have been Paid in Full (but shall not be deemed to occur if a Refinancing of any then existing Term Loan Obligations occurs or a Term Loan Credit Substitute Facility is entered into in connection with the repayment and Refinancing of any then existing Term Loan Obligations).

“Term Obligations Purchaser” has the meaning set forth in Section 5.1.

“UCC” means the Uniform Commercial Code of any applicable jurisdiction and, if the applicable jurisdiction shall not have any Uniform Commercial Code, the Uniform Commercial Code as in effect in the State of New York.

“UCC Notice” has the meaning set forth in Section 3.2.

The terms “Certificated Security,” “Commodity Account,” “Deposit Account,” “Document,” “Equipment,” “Goods,” “Healthcare Insurance Receivable,” “Instrument,” “Investment Property,” “Letter-of-Credit Right,” “Money,” “Payment Intangible,” “Records,” “Securities Account,” “Securities Entitlements,” “Supporting Obligations” and “Uncertificated Securities”  have the meanings ascribed to them in the Uniform Commercial Code as in effect in the State of New York from time to time.

1.2           Certain Matters of Construction.  The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement and section references are to this Agreement unless otherwise specified.  For purposes of this Agreement, the following additional rules of construction shall apply: (a) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter, (b) the term “including” shall not be limiting or exclusive, unless specifically indicated to the contrary, (c) all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations, (d) unless otherwise specified, all references to any instruments or agreements, including references to any of this Agreement and the Obligation Documents, shall include any and all amendments or other modifications thereto and any and all extensions or renewals thereof, and refinancings and replacements thereof, in each case, made in accordance with the terms thereof and hereof, and (e) the terms “property” and “asset” or “properties” and “assets” shall have the same meaning.

Section 2.               Security Interests; Priorities.

2.1           Priorities.

(a)           Each Secured Creditor hereby acknowledges that other Secured Creditors have been, or may in the future be, granted Liens upon the Collateral to secure their respective Obligations and hereby consent to such grant.

(b)           (i) The Liens of the Term Loan Agent, the Term Loan Creditors and any agent, representative or trustee representative acting on behalf of the Term Loan Agent or Term Loan Creditors on the Term Loan Priority Collateral to the extent securing (or purporting to secure) the Term Loan Obligations are and shall be senior in right, priority, operation and effect to the Liens of (x) the Revolving Agent, the Revolving Creditors and any agent, representative or trustee acting on behalf of the Revolving Agent or Revolving Creditors on the Term Loan Priority Collateral and (y) the Existing Notes Agent, the Existing Notes Creditors and any agent, representative or trustee acting on behalf of the Existing Notes Agent or Existing Notes Creditors on the Term Loan Priority Collateral and (ii) such Liens of (x) the Revolving Agent, the

Revolving Creditors and any agent, representative or trustee acting on behalf of the Revolving Agent or Revolving Creditors, if any, on the Term Loan Priority Collateral and (y) the Existing Notes Agent, the Existing Notes Creditors and any agent, representative or trustee acting on behalf of the Existing Notes Agent or Existing Notes Creditors, in each case above, on the Term Loan Priority Collateral, in each case above, are and shall be junior and subordinate in right, priority, operation and effect to the Liens of the Term Loan Agent, the Term Loan Creditors and any agent, representative or trustee representative acting on behalf of the Term Loan Agent or Term Loan Creditors in the Term Loan Priority Collateral to the extent securing (or purporting to secure) the Term Loan Obligations.  The Liens of the Term Loan Agent, the Term Loan Creditors and any agent, representative or trustee representative acting on behalf of the Term Loan Agent or Term Loan Creditors on the Term Loan Priority Collateral, to the extent securing (or purporting to secure) Excess Term Obligations, shall be junior and subordinate to the Liens, if any, of the Revolving Agent, the Revolving Creditors and any agent, representative or trustee acting on behalf of the Revolving Agent or Revolving Creditors on the Term Loan Priority Collateral, to the extent securing Revolving Credit Obligations. The Liens of the Term Loan Agent, Term Loan Creditors and any agent, representative or trustee acting on behalf of the Term Loan Agent or Term Loan Creditors on the Revolving Credit Priority Collateral, to the extent securing (or purporting to secure) the Term Loan Obligations, shall be senior to the Liens, if any, of the Revolving Agent, the Revolving Creditors and any agent, representative or trustee acting on behalf of the Revolving Agent or Revolving Creditors in the Revolving Priority Collateral, to the extent securing (or purporting to secure) Excess Revolving Credit Obligations.

The Liens of the Term Loan Agent, the Term Loan Creditors and any agent, representative or trustee representative acting on behalf of the Term Loan Agent or Term Loan Creditors on the Revolving Credit Priority Collateral to the extent securing (or purporting to secure) the Term Loan Obligations are and shall be senior in right, priority, operation and effect to the Liens of  the Existing Notes Agent, the Existing Notes Creditors and any agent, representative or trustee acting on behalf of the Existing Notes Agent or Existing Notes Creditors on the Revolving Credit Priority Collateral and such Liens of  the Existing Notes Agent, the Existing Notes Creditors and any agent, representative or trustee acting on behalf of the Existing Notes Agent or Existing Notes Creditors on the Revolving Credit Priority Collateral, in each case above, are and shall be junior and subordinate in right, priority, operation and effect to the Liens of the Term Loan Agent, the Term Loan Creditors and any agent, representative or trustee representative acting on behalf of the Term Loan Agent or Term Loan Creditors in the Revolving Credit Priority Collateral to the extent securing (or purporting to secure) the Term Loan Obligations.

(c)           (i) The Liens, if any, of the Revolving Agent, the Revolving Creditors and any agent, representative or trustee acting on behalf of the Revolving Agent or Revolving Creditors on the Revolving Credit Priority Collateral to the extent securing Revolving Credit Obligations shall be senior in right, priority, operation and effect to the Liens of (x) the Term Loan Agent, Term Loan Creditors and any agent, representative or trustee acting on behalf of the term Loan Agent or Term Loan Creditors on the Revolving Credit Priority Collateral and (y) the Existing Notes Agent, the Existing Notes Creditors and any agent, representative or trustee acting on behalf of the Existing Notes Agent or Existing Notes Creditors on the Revolving Credit Priority Collateral and (ii) such Liens of (x) the Term Loan Agent, Term Loan Creditors and any agent, representative or trustee acting on behalf of the Term Loan Agent or Term Loan Creditors and (y) the Existing Notes Agent, the Existing Notes Creditors and any agent, representative or trustee acting on behalf of the Existing Notes Agent or Existing Notes Creditors, in each case above, on the Revolving Credit Priority Collateral, in each case above, are and shall be junior and subordinate in right, priority, operation and effect to the Liens, if any, of the Revolving Agent, the Revolving Creditors and any agent, representative or trustee acting on behalf of the Revolving Agent or Revolving Creditors in the Revolving Credit Priority Collateral to the extent securing (or purporting to secure) Revolving Credit Obligations.  The Liens, if any, of the Revolving Agent, the Revolving Creditors and any Agent, representative or trustee acting on behalf of the Revolving Agent or Revolving Creditors on the Revolving Credit Priority Collateral, to the extent securing (or purporting to secure) Excess Revolving Credit Obligations, shall be junior and subordinate to the Liens of the Term Loan Agent, Term Loan Creditors and any agent, representative or trustee acting on behalf of the Term Loan Agent or Term Loan Creditors on the Revolving Credit Priority Collateral, to the extent securing (or purporting to secure) Term Loan Obligations. The Liens, if any, of the Revolving Agent, the Revolving Creditors and any agent, representative or trustee acting on behalf of the Revolving Agent or Revolving Creditors on the Term Loan Priority Collateral, to the extent securing (or purporting to secure) the Revolving Credit Obligations, shall be senior to the Liens of the Term Loan Agent, Term Loan Creditors and any agent, representative or trustee acting on behalf of the Term Loan Agent or Term Loan Creditors in the Term Loan Priority Collateral, to the extent securing (or purporting to secure) Excess Term Obligations.

The Liens, if any, of the Revolving Agent, the Revolving Creditors and any agent, representative or trustee representative acting on behalf of the Revolving Agent or Revolving Creditors on the Term Loan Priority Collateral to the extent securing (or purporting to secure) the Revolving Credit Obligations are and shall be senior in right, priority, operation and effect to the Liens of  the Existing Notes Agent, the Existing Notes Creditors and any agent, representative or trustee acting on behalf of the Existing Notes Agent or Existing Notes Creditors on the Term Loan Priority Collateral and such Liens of  the Existing Notes Agent, the Existing Notes Creditors and any agent, representative or trustee acting on behalf of the Existing Notes Agent or Existing Notes Creditors on the Term Loan Priority Collateral, in each case above, are and shall be junior and subordinate in right, priority, operation and effect to the Liens, if any, of the Revolving Agent, the Revolving Creditors and any agent, representative or trustee representative acting on behalf of the Revolving Agent or Revolving Creditors in the Term Loan Priority Collateral to the extent securing (or purporting to secure) the Revolving Credit Obligations.

(d)           The priorities of the Liens provided in this Section 2.1 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement, replacement or Refinancing of any of the Obligations, by any action or inaction which any of the Secured Creditors may take or fail to take in respect of any Collateral or, except as expressly contemplated hereby, by the release of any Collateral or the release of any of the guarantees of any of the Obligations.

(e)           All rights, powers and priorities of the Term Loan Agent as a Primary Priority Secured Creditor are senior and superior to the rights, powers and priorities of the Revolving Agent as a Secondary Priority Secured Creditor, and all rights, powers and priorities of the Term Loan Agent and the other Term Loan Creditors as secured creditors in respect of the

Collateral are senior and superior to all rights, however arising, of the Existing Notes Creditors as secured creditors in respect of the Collateral.  The Revolving Agent as a Secondary Priority Secured Creditor shall exercise no rights, powers or remedies as a Priority Secured Creditor so long as the Term Loan Obligations have not been Paid in Full (without prejudice to its rights as a Junior Secured Creditor under Section 3).  The Existing Notes Creditors shall exercise no rights, powers or remedies as secured parties in respect of the Collateral so long as the Term Loan Obligations have not been Paid in Full.  If at any time no Revolving Credit Agreement shall be in effect, the Term Loan Agent shall be entitled to act a Primary Priority Secured Creditor in respect of the Term Loan Priority Collateral and the Revolving Credit Priority Collateral for all purposes of this Agreement.

(f)            All rights, powers and priorities of the Revolving Agent as a Primary Priority Secured Creditor are senior and superior to the rights, powers and priorities of the Term Loan Agent as a Secondary Priority Secured Creditor, and all rights, powers and priorities of the Revolving Agent and the other Revolving Creditors as secured creditors in respect of the Collateral are senior and superior to all rights, however arising, of the Existing Notes Creditors as secured creditors in respect of the Collateral. The Term Loan Agent as a Secondary Priority Secured Creditor shall exercise no rights, powers or remedies as a Priority Secured Creditor so long as the Revolving Credit Obligations have not been Paid in Full (without prejudice to its rights as a Junior Secured Creditor under Section 3).  The Existing Notes Creditors shall exercise no rights, powers or remedies as secured parties in respect of the Collateral so long as the Revolving Credit Obligations have not been Paid in Full.

(g)           All rights, powers and priorities of the Term Loan Agent as a Primary Junior Secured Creditor are senior and superior to the rights, powers and priorities of the Revolving Agent as a Secondary Junior Secured Creditor.  The Revolving Agent as a Secondary Junior Secured Creditor shall exercise no rights, powers or remedies as a Junior Secured Creditor so long as the Term Loan Obligations have not been Paid in Full, but at all times the Revolving Agent as a Secondary Junior Secured Creditor shall have the obligations and responsibilities of a Junior Secured Creditor.

(h)           All rights, powers and priorities of the Revolving Agent as a Primary Junior Secured Creditor are senior and superior to the rights, powers and priorities of the Term Loan Agent as a Secondary Junior Secured Creditor.  The Term Loan Agent as a Secondary Junior Secured Creditor shall exercise no rights, powers or remedies as a Junior Secured Creditor so long as the Revolving Credit Obligations have not been Paid in Full, but at all times the Term Loan Agent as a Secondary Junior Secured Creditor shall have the obligations and responsibilities of a Junior Secured Creditor.

2.2           No Alteration of Priority.  The priorities set forth in this Agreement in respect of Collateral are applicable irrespective of the order, time, method or manner of the creation, attachment, or perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a Lien in favor of each Secured Creditor in any Collateral, and notwithstanding any conflicting terms or conditions that may be contained in any of the Obligation Documents, any provision of any agreement, document, instrument or applicable law and notwithstanding any subsequent failure to maintain perfection of the Lien in favor of the applicable Secured Creditor, provided that there has been an initial valid perfection of the Lien in such Collateral as to the relevant Secured Creditor under applicable law.  The parties hereto acknowledge and agree that it is their intention that the Collateral securing the Revolving Credit Obligations and the Collateral securing the Term Loan Obligations as of the date hereof be identical in all material respects (except with respect to priorities as set forth in Section 2.1 hereof) and, in furtherance of such intent, the parties hereto agree:  (a) to cooperate in good faith in order to determine, upon any request by the Revolving Agent or the Term Loan Agent, the specific assets included in the Collateral securing their respective Obligations, the steps taken to perfect the Liens thereon and the identity of the respective parties obligated under any Obligation Document, and (b) any Lien obtained by any Secured Creditor in respect of any judgment obtained in respect of any obligations shall be subject in all respects to the terms of this Agreement.  The parties hereto further acknowledge and agree that it is their intention that the Collateral securing the Revolving Credit Obligations and the Collateral securing the Term Loan Obligations include at all times all of the Collateral securing the Existing Notes Obligations (subject to the priorities as set forth in Section 2.1 hereof) and, in furtherance of such intent, the Existing Notes Creditors agree:  (a) to cooperate in good faith in order to determine, upon any request by the Revolving Agent or the Term Loan Agent, the specific assets included in the Collateral securing the Existing Notes Obligations, the steps taken to perfect the Liens thereon and the identity of the respective parties obligated under any Obligation Document and (b) any Lien obtained by any Existing Notes Creditor in respect of any judgment obtained in respect of any obligations shall be subject in all respects to the terms of this Agreement..  The parties hereto further acknowledge and agree that it is not their intention that the Collateral securing the Existing Notes Obligations include all Collateral securing the Revolving Credit Obligations and the Term Loan Obligations, and that there may be Collateral securing the Revolving Credit Obligations and the Term Loan Obligations that does not secure  the Existing Notes Obligations , including without limitation as contemplated by Section  2.4(d)

2.3           Perfection; Contesting Liens.  Each Secured Creditor shall be solely responsible for creating, perfecting and maintaining the perfection of its Lien in the Collateral in which such Secured Creditor has been or is intended to be granted a Lien, provided that pursuant to the Existing Notes Documents and New Notes Documents, the Obligors party to such agreements have agreed to be solely responsible for creating, perfecting and maintaining Liens in the Collateral which secure the Existing Note obligations or New Notes Obligations, as the case may be.  The foregoing provisions of this Agreement are intended solely to govern the respective Lien priorities as among the Secured Creditors in respect of Collateral and shall not impose on any Secured Creditor any obligations in respect of the Disposition of Proceeds or any Collateral that would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.  Each Secured Creditor agrees that it will not institute, join in or support any contest of the validity, perfection, priority or enforceability of the Liens of any other Secured Creditor in the Collateral or the enforceability of the Term Loan Obligations or the Revolving Credit Obligations; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Term Loan Agent or the Revolving Agent to enforce this Agreement.

2.4           Limitation on New Liens.

(a)           The parties hereto acknowledge that, as of the date hereof, (i) the Liens of the Term Loan Agent under the Term Loan Credit Documents do not encumber any assets of any

Obligor which assets are not subject to a Lien of the Revolving Agent under the Revolving Credit Documents (unless as of the date hereof there are no Revolving Credit Documents in effect) and (ii) the Liens of the Revolving Agent under the Revolving Credit Documents, if any, do not encumber any assets of any Obligor which assets are not subject to a Lien of the Term Loan Agent under the Term Loan Credit Documents and (iii) the Liens of the Existing Notes Creditors under the Existing Notes Documents do not encumber any assets of any Obligor which assets are not subject to a Lien of the Term Loan Agent under the Term Loan Credit Documents and a Lien of the Revolving Agent under the Revolving Credit Documents (unless as of the date hereof there are no Revolving Credit Documents in effect).

(b)           During any period when Revolving Credit Obligations are outstanding and until such Revolving Credit Obligations have been Paid in Full, no Term Loan Creditor shall acquire after the initial closing date under the Term Loan Credit Agreement any Lien on any assets of any Obligor securing any Term Loan Obligation which assets are not also subject to the Lien, if any shall then exist, of the Revolving Agent under the Revolving Credit Documents, unless the Revolving Agent shall be notified thereof and shall have had an opportunity to create a Lien thereon comparable to the Lien thereon in favor of the Term Loan Creditors, provided that, notwithstanding the foregoing, if the Revolving Agent shall have had an opportunity to create such a comparable Lien and shall have failed to do so beyond 30 days after the later of (x) the date it receives notice thereof and (y) the date it has the opportunity to create such comparable Lien, the Term Loan Creditors shall nevertheless be entitled to create and maintain such Lien on such assets though they are not also subject to the Lien of the Revolving Agent under the Revolving Credit Documents.  Such Liens, if created in favor of the Term Loan Agent or Term Loan Creditors and the Revolving Agent or Revolving Creditors shall be subject to the Lien priorities set forth herein.  If any Term Loan Creditor shall acquire or hold any Lien on any assets of any Obligor securing any Term Loan Obligation which assets are not also subject to the Lien of the Revolving Agent under the Revolving Credit Documents (other than by reason of the failure of the Revolving Agent or the other Revolving Creditors to obtain such a Lien as contemplated by the first sentence hereof), subject to the Lien priorities set forth herein, then the Term Loan Agent (or the relevant Term Loan Creditor) shall, without the need for any further consent of any other Term Loan Creditor and notwithstanding anything to the contrary in any other Term Loan Credit Document be deemed to also hold and have held, and the applicable Obligors hereby grant in favor of the Revolving Agent for the benefit of the Revolving Creditors as security for the Revolving Credit Obligations, such a comparable Lien for the benefit of the Revolving Agent as security for the Revolving Credit Obligations (subject to the Lien priorities set forth herein and other terms hereof) and the Company shall promptly notify the Revolving Agent in writing of the existence of such Lien.

(c)           Until the Term Loan Obligations have been Paid in Full, no Revolving Creditor shall acquire after the initial closing date under the Revolving Credit Agreement any Lien on any assets of any Obligor securing any Revolving Credit Obligation which assets are not also subject to the Lien of the Term Loan Agent under the Term Loan Credit Documents, unless the Term Loan Agent shall be notified thereof and shall have had an opportunity to create a Lien thereon comparable to the Lien thereon in favor of the Revolving Loan Creditors, provided that, notwithstanding the foregoing, if the Term Loan Agent shall have had an opportunity to create such a comparable Lien and shall have failed to do so beyond 30 days after the later of (x) the date it receives notice thereof and (y) the date it has the opportunity to create such comparable

Lien, the Revolving Loan Creditors shall nevertheless be entitled to create and maintain such Lien on such assets though they are not also subject to the Lien of the Term Loan Agent under the Term Loan Credit Documents.  Such Liens, if created in favor of the Term Loan Agent or Term Loan Creditors and the Revolving Agent or Revolving Creditors shall be subject to the Lien priorities set forth herein.  If any Revolving Creditor shall acquire or hold any Lien on any assets of any Obligor securing any Revolving Credit Obligation which assets are not also subject to the Lien of the Term Loan Agent under the Term Loan Credit Documents (other than by reason of the failure of the Term Loan Agent or the other Term Loan Creditors to obtain such a Lien as contemplated by the first sentence hereof), subject to the Lien priorities set forth herein, then the Revolving Agent (or the relevant Revolving Creditor) shall, without the need for any further consent of any other Revolving Creditor and notwithstanding anything to the contrary in any other Revolving Credit Document be deemed to also hold and have held, and the applicable Obligors hereby grant in favor of the Term Loan Agent for the benefit of the Term Loan Creditors as security for the Term Loan Obligations, such a comparable Lien for the benefit of the Term Loan Agent as security for the Term Loan Obligations (subject to the Lien priorities set forth herein and other terms hereof) and the Company shall promptly notify the Term Loan Agent in writing of the existence of such Lien.

(d)           No Existing Notes Creditor shall, after the date hereof, acquire any Lien on (i) any assets of any Obligor that do not at such time secure the Term Loan Obligations and, if then outstanding, the Revolving Credit Obligations, or (ii) any equity interests in, or any assets of, any New License Subsidiary.

2.5           Proceeds of Collateral.  Subject to the proviso to the first sentence of Section 6.5, any Non-Priority Collateral or Proceeds thereof received by any Secured Creditor including, without limitation, any such Non-Priority Collateral constituting Proceeds, or any payment or Distribution, that may be received by any Secured Creditor (a) in connection with the exercise of any right or remedy (including any right of setoff) with respect to Non-Priority Collateral, (b) in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation) as to Non-Priority Collateral, (c) from the collection or other Disposition of, or realization on, Non-Priority Collateral, whether or not pursuant to an Insolvency Proceeding or (d) in violation of this Agreement, shall be segregated and held in trust and promptly paid over to the Priority Secured Creditor, in the same form as received, with any necessary endorsements, and each Junior Secured Creditor hereby authorizes the Priority Secured Creditor to make any such endorsements as agent for such Junior Secured Creditor (which authorization, being coupled with an interest, is irrevocable).  In furtherance of the foregoing, any Collateral or Proceeds thereof received by any Existing Notes Creditor including, without limitation, any such Collateral constituting Proceeds, or any payment or Distribution, that may be received by any Existing Notes Creditor (a) in connection with the exercise of any right or remedy (including any right of setoff) with respect to any Collateral, (b) in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation) as to any Collateral, (c) from the collection or other Disposition of, or realization on, any Collateral, whether or not pursuant to an Insolvency Proceeding or (d) in violation of this Agreement, shall be segregated and held in trust and promptly paid over to the Priority Secured Creditor, in the same form as received, with any necessary endorsements, and each Existing Notes Creditor hereby authorizes the Priority Secured Creditor to make any such endorsements as agent for such Existing Notes Creditor (which authorization, being coupled with an interest, is irrevocable).

The Term Loan Agent, on behalf of itself and the Term Loan Creditors, and the Existing Notes Agent, on behalf of itself and the Existing Notes Creditors, each acknowledges and agrees that the Revolving Credit Agreement includes a revolving commitment and that in the ordinary course of business Revolving Agent will apply Proceeds of Revolving Credit Priority Collateral in accordance with the terms thereof (which may not permanently reduce such revolving commitment) and may make advances thereunder from time to time, and may apply Proceeds of Term Loan Priority Collateral not required pursuant to the provisions of the Term Loan Credit Documents as in effect on the date hereof or this Agreement to be paid over to the Term Loan Agent or Term Loan Creditors to repay Revolving Credit Obligations in the ordinary course.  The Existing Notes Agent, on behalf of itself and the Existing Notes Creditors, acknowledges and agrees that the Revolving Credit Agreement includes a revolving commitment and that in the ordinary course of business Revolving Agent will apply Proceeds of Revolving Credit Priority Collateral in accordance with the terms thereof (which may not permanently reduce such revolving commitment) and may make advances thereunder from time to time, and may apply Proceeds of Term Loan Priority Collateral not required pursuant to the provisions of the Term Loan Credit Documents as in effect on the date hereof or this Agreement to be paid over to the Term Loan Agent or Term Loan Creditors to repay Revolving Credit Obligations in the ordinary course.  The Revolving Agent, on behalf of itself and the Revolving Creditors, acknowledges and agrees that the Term Loan Credit Agreement contains provisions requiring prepayment of the Term Loan Obligations and that the Obligors may continue to make such prepayments of Term Loan Obligations notwithstanding any provision to the contrary in the Revolving Credit Agreement or other Revolving Credit Documents.  The Existing Notes Agent, on behalf of itself and the Existing Notes Creditors, acknowledges and agrees that Collateral and Proceeds thereof may be applied to repayment or prepayment of the Revolving Credit Obligations and Term Loan Obligations in accordance with the provisions thereof, and prior to payment of the Existing Notes Obligations notwithstanding any contrary provision in any Existing Notes Document.

2.6           Release of Collateral Upon Permitted Collateral Sale.  Each Junior Secured Creditor shall at any time in connection with any Permitted Collateral Sale of Collateral that, as to such Junior Secured Creditor, is Non-Priority Collateral and that is made free and clear of the Liens of the Priority Secured Creditors (such Lien continuing as to Proceeds):  (a) upon the request of the Priority Secured Creditor as to such Collateral subject to such Permitted Collateral Sale, release or otherwise terminate its Liens on such Collateral (provided that such Lien shall continue as to Proceeds thereof), (b) promptly deliver such terminations of financing statements, partial lien releases, mortgage satisfactions and discharges, endorsements, assignments or other instruments of transfer, termination or release (collectively, “Release Documents”) and take such further actions as the Priority Secured Creditor shall reasonably require in order to release and/or terminate such Junior Secured Creditor’s Liens on such Collateral subject to such Permitted Collateral Sale (but not the Proceeds of such Collateral), and (c) be deemed to have consented under the applicable Obligation Documents to such Permitted Collateral Sale free and clear of the Junior Secured Creditor’s security interest (it being understood that the Junior Secured Creditor shall still, subject to the terms of this Agreement, have a security interest with respect to the Proceeds of such Collateral) and to have waived the provisions of the applicable Obligation Documents to the extent necessary to permit such transaction.

2.7           Release of Collateral Upon Release Event.  The Junior Secured Creditor shall, at any time in connection with a Release Event with respect to any Collateral that, as to such Junior Secured Creditor, is Non-Priority Collateral:  (a) upon the request of the Priority Secured Creditor with respect to such Collateral subject to such Release Event (which request will specify the principal proposed terms of the sale and the type and amount of consideration expected to be received in connection therewith), release or otherwise terminate its Liens on such Collateral (provided that such Lien shall continue as to Proceeds thereof), to the extent the Disposition of such Collateral is either by (i) the Priority Secured Creditor or its agents or representatives or (ii) any Obligor with the consent of the Priority Secured Creditor, (b) be deemed to have consented under the applicable Obligation Documents to such Disposition free and clear of the Junior Secured Creditor’s Liens (it being understood that the Junior Secured Creditor shall still, subject to the terms of this Agreement, have a security interest with respect to the Proceeds of such Collateral) and to have waived the provisions of the applicable Obligation Documents to the extent necessary to permit such transaction and (c) deliver such Release Documents and take such further actions as Priority Secured Creditor may reasonably require in connection therewith; provided that such release by the Junior Secured Creditor shall not extend to, or otherwise affect any of the rights of the Junior Secured Creditor to, the Proceeds from any such Disposition of such Collateral subject to the provisions hereof.

2.8           Power of Attorney.  As to any Collateral that, as to any Junior Secured Creditor, is Non-Priority Collateral, such Junior Secured Creditor hereby irrevocably constitutes and appoints the Priority Secured Creditor as to such Collateral and any officer of such Priority Secured Creditor, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Junior Secured Creditor and in the name of the Junior Secured Creditor or in such Priority Secured Creditor own name, from time to time in such Priority Secured Creditor discretion, for the purpose of carrying out the terms of Sections 2.6 and 2.7 hereof, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of such Sections, including any Release Documents, and, in addition, to take any and all other appropriate and commercially reasonable action for the purpose of carrying out the terms of such Sections, all subject to the limitations set forth therein, such power of attorney being coupled with an interest and irrevocable until the Term Loan Termination Date, if the Junior Secured Creditor is the Revolving Agent, or the Revolving Credit Termination Date, if the Junior Secured Creditor is the Term Loan Agent.  The Junior Secured Creditor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in this Section 2.8 if done in accordance with the provisions hereof.  No Person to whom this power of attorney is presented, as authority for the Priority Secured Creditor to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from any Junior Secured Creditor as to the authority of the Priority Secured Creditor to take any action described herein, or as to the existence of or fulfillment of any condition to this power of attorney, which is intended to grant to the Priority Secured Creditor the authority to take and perform the actions contemplated herein.  The Junior Secured Creditor irrevocably waives any right to commence any suit or action, in law or equity, against any Person that acts in reliance upon or acknowledges the authority granted under this power of attorney.

2.9           Waiver.  Each Secured Creditor (a) subject to the requirement that the Company shall be required to designate by written notice to the Term Loan Agent any Revolving

Credit Agreement for purposes hereof, as contemplated hereby, waives any and all notice from any Secured Creditor of the creation, renewal, extension or accrual of any of the Obligations under the Obligation Documents and notice of or proof of reliance by the Secured Creditors upon this Agreement and protest, demand for payment or notice except to the extent otherwise specified herein and (b) acknowledges and agrees that the other Secured Creditors have relied upon the Lien priority and other provisions hereof in entering into the Obligation Documents and in making funds available to the Company, subject to the provisions hereof.

2.10         Notice of Interest In Collateral.  This Agreement, and the execution and delivery by any party hereto to the other parties hereto, is intended, in part, to constitute an authenticated notification of a claim by each Secured Creditor to the other Secured Creditors of an interest in the Collateral in accordance with the provisions of Sections 9-611 and 9-621 of the UCC.

Section 3.               Enforcement of Security.

3.1           No Duties of Priority Secured Creditor.  Each Junior Secured Creditor acknowledges and agrees that the Priority Secured Creditor shall not have any duties or other obligations to such Junior Secured Creditor with respect to any Priority Collateral, other than to transfer to such Junior Secured Creditor (other than any Existing Notes Creditor, until such time as all Revolving Credit Obligations and all Term Loan Obligations shall have been Paid in Full) any remaining Collateral that constitutes Non-Priority Collateral and any Proceeds of the sale or other disposition of any such Collateral that constitutes Non-Priority Collateral remaining in its possession following the Payment in Full of the associated Priority Obligations, or in the case of the Existing Notes Creditors as Junior Secured Creditors, all Priority Obligations, in each case without representation or warranty on the part of the Priority Secured Creditor.  In furtherance of the foregoing, each Junior Secured Creditor acknowledges and agrees that until the Payment in Full of the associated Priority Obligations secured by any Collateral on which such Junior Secured Creditor holds a Lien, the Priority Secured Creditor shall be entitled, for the benefit of the holders of such Priority Obligations, to sell, transfer or otherwise dispose of or deal with such Collateral, as provided in the Priority Documents but in no event inconsistent with the other provisions of this Agreement, without regard to any junior Lien or any rights to which the holders of the Junior Obligations would otherwise be entitled as a result of such Lien, except as otherwise provided herein.  Without limiting the foregoing, each Junior Secured Creditor agrees that the Priority Secured Creditor shall not have any duty or obligation first to sell, dispose of or otherwise liquidate all or any portion of such Priority Collateral (or any other collateral securing the Priority Obligations), in any manner that would maximize the return to such Junior Secured Creditor, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by such Junior Secured Creditor from such realization, sale, disposition or liquidation.  Following the Payment in Full of the associated Priority Obligations, or in the case of the Existing Notes Creditors as Junior Secured Creditor, all Priority Obligations, the Junior Secured Creditor may, subject to any other agreements binding on such Junior Secured Creditor, assert their rights under the New York UCC or otherwise to any Proceeds remaining following a sale, disposition or other liquidation of Collateral by, or on behalf of, the Priority Secured Creditor or the Junior Secured Creditor.  Each Junior Secured Creditor waives any claim such Junior Secured Creditor may now or hereafter have against the Priority Secured Creditor arising out of any actions that the Priority Secured

Creditor takes or omits to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral, and actions with respect to the collection of any claim for all or any part of the Priority Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Priority Documents, or arising out of the collection of the Priority Obligations or the valuation, use, protection or release of any security for the Priority Obligations if effected in accordance with this Agreement and the Priority Documents.

3.2           Management of Collateral.  Subject to the other terms and conditions of this Agreement, each Priority Secured Creditor shall have the exclusive right to manage, perform and enforce the terms of the applicable Obligation Documents with respect to its Priority Collateral, to exercise and enforce all privileges and rights thereunder according to its sole discretion and the exercise of its sole business judgment, including the exclusive right to take or retake control or possession of such Priority Collateral and to hold, prepare for sale, process, Dispose of, or liquidate such Priority Collateral and to incur expenses in connection with such Disposition and to exercise all the rights and remedies of a secured lender under the UCC of any applicable jurisdiction.  In conducting any public or private sale under the UCC of its Priority Collateral, the Priority Secured Creditor shall give the Junior Secured Creditor such notice (a “UCC Notice”) of such sale as may be required by the applicable UCC; provided, however, that 10 days’ notice shall be deemed to be commercially reasonable notice.  Except as specifically provided in this Section 3.2 or Section 3.4 below, notwithstanding any rights or remedies available to a Junior Secured Creditor under any of the applicable Obligation Documents, applicable law or otherwise, no Junior Secured Creditor shall, directly or indirectly, take any Enforcement Action with respect to Collateral that, as to such Junior Secured Creditor, is Non-Priority Collateral; provided that, subject at all times to the provisions of Section 2, upon the expiration of the applicable Standstill Period, a Junior Secured Creditor (other than any Existing Notes Creditor) may take any Enforcement Action as to such Collateral (provided that it gives the Priority Secured Creditor at least 10 Business Days written notice prior to taking such Enforcement Action); provided, further, that notwithstanding the expiration of the Standstill Period or anything herein to the contrary, in no event shall any Junior Secured Creditor take any Enforcement Action or exercise or continue to exercise any such rights or remedies, or commence or petition for any such action or proceeding (including any foreclosure action or proceeding or any Insolvency Proceeding) as to its Non-Priority Collateral if either (i) an Insolvency Proceeding occurs and is continuing or (ii) the Priority Secured Creditor shall have commenced the enforcement or exercise of any rights or remedies with respect to more than a de minimis portion of such Non-Priority Collateral, or with respect to any of such Non-Priority Collateral as to which the Junior Secured Creditor has commenced an Enforcement Action, as applicable, or commenced any such action or proceeding (including, without limitation, any of the following (if undertaken and pursued to consummate a Disposition of such Collateral within a commercially reasonable time): the solicitation of bids from third parties to conduct the liquidation of all or any material portion of such Collateral, the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, auctioneers or other third parties for the purpose of valuing, marketing, promoting or selling all or any material portion of such Collateral, the notification of account debtors to make payments to the Priority Secured Creditor or its agents, the initiation of any action to take possession of all or any material portion of such Collateral or the commencement of any legal proceedings or actions against or with respect to the foreclosure and sale of all or any material portion of such Collateral), or the diligent attempt in good faith to vacate any stay prohibiting an Enforcement Action with respect to all or any material portion of such Collateral or diligently attempting in good faith to vacate any stay prohibiting an Enforcement Action.

3.3           Notices of Default.  Each Secured Creditor shall give to the other Secured Creditors prior to or substantially concurrently with the giving thereof to any Obligor (a) a copy of any written notice by any Secured Creditor of an Event of Default under any of its Obligation Documents or a written notice of demand for payment from any Obligor and (b) a copy of any written notice sent by such Secured Creditor to any Obligor stating such Secured Creditor’s intention to exercise any material enforcement rights or remedies against such Obligor, including written notice pertaining to any foreclosure on all or any material part of its Priority Collateral or other judicial or non-judicial remedy in respect thereof, and any legal process served or filed in connection therewith; provided that the failure of any Secured Creditor to give such required notice shall not result in any liability to such Secured Creditor or affect the enforceability of any provision of this Agreement, including the relative priorities of the Liens of the Secured Creditors as provided herein, and shall not affect the validity or effectiveness of any such notice as against the Company or any other Obligor; provided, further, that the foregoing shall not in any way impair any claims that any Secured Creditor may have against any other Secured Creditor as a result of any failure of any Secured Creditor to provide a UCC Notice in accordance with the provisions of this Agreement and applicable law (including without limitation any liability that any Secured Creditor may have to any other Secured Creditor as a result of any such failure).

3.4           Permitted Actions; Restricted Prepayments.  Section 3.2 shall not be construed to limit or impair in any way the right of:  (i) any Secured Creditor (other than any Existing Notes Creditor) to bid for or purchase Collateral at any private or judicial foreclosure upon such Collateral initiated by any Secured Creditor, (ii) any Secured Creditor to join (but not control) any foreclosure or other judicial lien enforcement proceeding with respect to the Collateral initiated by another Secured Creditor for the sole purpose of protecting such Secured Creditor’s Lien on the Collateral, so long as it does not delay or interfere with the exercise by such other Secured Creditor of its rights under this Agreement, the Obligation Documents and under applicable law and (iii) the Junior Secured Creditor to exercise any rights expressly granted to them under this Agreement, subject to the provisions hereof, and to receive any remaining proceeds of Collateral that as to such Junior Secured Creditor is Non-Priority Collateral after the Priority Obligations have been Paid in Full.  No Existing Notes Creditor shall exercise any right to credit bid its Existing Notes Obligations, or claims in respect thereof, at any private or judicial foreclosure upon such Collateral initiated by any Secured Creditor.

3.5           Collateral In Possession.

(a)           Each of the Revolving Agent and the Term Loan Agent and the Existing Notes Agent hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or has “control” (as defined in the UCC) over Collateral for purposes of perfecting its Lien therein, such possession or control is also for the benefit of, and the Revolving Agent and the Term Loan Agent, or such third party on its behalf, as applicable, will be deemed to be holding such Collateral as agent for, the Term Loan Agent and the other

Term Loan Creditors or the Revolving Agent and the other Revolving Creditors and the Existing Notes Agent and the other Existing Notes Creditors, as applicable, as agent and bailee for perfection, solely to the extent required to perfect their security interests in such Collateral.  Nothing in the preceding sentence shall be construed to impose any duty on the Revolving Agent or the Term Loan Agent or Existing Notes Agent (or any third party acting on either such Person’s behalf) with respect to such Collateral or provide the Term Loan Agent, any other Term Loan Creditor, the Revolving Agent or any other Revolving Creditor, or the Existing Notes Agent or any other Existing Notes Creditor, as applicable, with any rights with respect to such Collateral beyond those specified in this Agreement, the Revolving Credit Documents and the Term Loan Credit Documents and the Existing Notes Documents, as applicable.  Promptly following the Term Loan Termination Date or Revolving Credit Termination Date, as the case may be, the Term Loan Agent or the Revolving Agent, as the case may be, shall, upon the request of the Revolving Agent or the Term Loan Agent, as the case may be, deliver, or cause any third party holding such Collateral on its behalf to deliver, the remainder of the Collateral, if any, in its possession to the designee of the requesting Secured Creditor (except as may otherwise be required by applicable law or court order).  Promptly following the later of the Term Loan Termination Date and the Revolving Credit Termination Date, the Term Loan Agent or the Revolving Agent, as the case may be, shall, upon the request of the Existing Notes Agent, deliver, or cause any third party holding such Collateral on its behalf to deliver, the remainder of the Collateral, if any, in its possession to the designee of the Existing Notes Creditor (except as may otherwise be required by applicable law or court order).

(b)           It is understood and agreed that this Section 3.5 is intended solely to assure continuous perfection of the Liens granted under the applicable Obligation Documents, and nothing in this Section 3.5 shall be deemed or construed as altering the priorities or obligations set forth elsewhere in this Agreement.  The duties of each party under this Section 3.5 shall be mechanical and administrative in nature, and no party shall have, or be deemed to have, by reason of this Agreement or otherwise a fiduciary relationship in respect of the other party.

3.6           Waiver of Marshalling and Similar Rights.  Each Secured Creditor, to the fullest extent permitted by applicable law, waives as to each other Secured Creditor any requirement regarding, and agrees not to demand, request, plead or otherwise claim the benefit of, any marshalling, appraisement, valuation or other similar right that may otherwise be available under applicable law.

3.7           Insurance and Condemnation Awards.  So long as the Term Loan Termination Date has not occurred, the Term Loan Agent, and so long as the Revolving Credit Termination Date has not occurred, the Revolving Agent, shall have the exclusive right, subject to the rights of the Company under the applicable Obligation Documents, to settle and adjust claims in respect of its Priority Collateral under policies of insurance and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of its Priority Collateral.  After the occurrence of the Term Loan Termination Date, the Revolving Agent, and after the occurrence of the Revolving Credit Termination Date, the Term Loan Agent, shall have the exclusive right, subject to the rights of the Company under the applicable Obligation Documents, to settle and adjust claims in respect of its Non-Priority Collateral under policies of insurance and to approve any award granted in condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of its Non-Priority Collateral.  Prior the later of the Term Loan Termination Date and the Revolving Credit Termination Date, the Existing Loan Creditors shall have no right to settle or adjust claims in respect of its Non-Priority Collateral under policies of insurance or to approve any award granted in condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of its Non-Priority Collateral.

3.8           Application of Proceeds of Priority Collateral.  (a)  Notwithstanding the Lien priorities established pursuant hereto as between the Revolving Creditors and the Term Loan Creditors, the parties hereto agree that the Proceeds of Term Loan Priority Collateral shall be distributed to satisfaction of the Term Loan Obligations and the Revolving Credit Obligations until Paid in Full, according to the priority of application set forth below:

(i)            FIRST, to the fees and expenses of, and reimbursements and indemnification owed to, the Term Loan Agent under this Agreement and under the Term Loan Credit Documents to which it is a party that are unpaid as of the applicable date of receipt of such Proceeds, and to any Secured Creditor that has theretofore advanced or paid any such fees and expenses of, and reimbursements and indemnification owed to, the Term Loan Agent in respect of the Term Loan Priority Collateral, in an amount equal to the amount thereof so advanced or paid by such Secured Creditor,

(ii)           SECOND, to the pro rata payment of the then unpaid Term Loan Obligations and Revolving Credit Obligations (pro rata based on the aggregate outstanding amount thereof as of the date of payment after giving pro forma effect to any substantially simultaneous application of Proceeds of Revolving Credit Priority Collateral to satisfaction of the Revolving Credit Obligations), until Paid in Full,

(iii)          THIRD, to the payment of the Existing Notes Obligations then due and owing, and

(iv)          FOURTH, to the Company and the other Obligors or their successors or assigns, as their interests may appear, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

(b)  In accordance with the Lien priorities established pursuant hereto as between the Revolving Creditors, the Term Loan Creditors and the Existing Notes Creditors, the parties hereto agree that the Proceeds of Revolving Credit Priority Collateral shall be distributed to satisfaction of the Revolving Credit Obligations, the Term Loan Obligations and the Existing Notes Obligations until Paid in Full, according to the priority of application set forth below:

(i)            FIRST, to the fees and expenses of, and reimbursements and indemnification owed to, the Revolving Agent under this Agreement and under the Revolving Credit Documents to which it is a party that are unpaid as of the applicable date of receipt of such Proceeds, and to any Secured Creditor that has theretofore advanced or paid any such fees and expenses of, and reimbursements and indemnification owed to, the Revolving Agent in respect of the Revolving Credit Priority Collateral, in an amount equal to the amount thereof so advanced or paid by such Secured Creditor,

(ii)           SECOND, to the payment of the then unpaid Revolving Credit Obligations (after giving pro forma effect to any substantially simultaneous application of Proceeds of Term Loan Priority Collateral to satisfaction of the Revolving Credit Obligations), until Paid in Full,

(iii)          THIRD, to the payment of the then unpaid Term Loan Obligations, until Paid in Full,

(iv)          FOURTH, to the payment of the Existing Notes Obligations then due and owing, and

(v)           FIFTH, to the Company and the other Obligors or their successors or assigns, as their interests may appear, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

Section 4.               Covenants

4.1           Amendment of Term Loan Credit Documents.  The Term Loan Creditors may at any time and from time to time and without consent of or notice to the Revolving Agent or any other Revolving Creditor or the Existing Notes Agent or any other Existing Notes Creditor, without incurring any liability to the Revolving Agent or any other Revolving Creditor or the Existing Notes Agent or any other Existing Notes Creditor, and without impairing or releasing any rights or obligations hereunder or otherwise, amend, restate, supplement, modify, substitute, Refinance, renew or replace any or all of the Term Loan Credit Documents; provided, however, that Term Loan Creditors agree, solely for the benefit of the Revolving Agent and the other Revolving Creditors and not for the benefit of the Existing Notes Creditors, that they shall not amend, restate, supplement, modify, substitute, Refinance, renew or replace any or all of the Term Loan Credit Documents in any manner that would violate the Term Loan Refinancing Conditions and shall not impose any mandatory prepayments not in existence in the Term Loan Credit Documents as in effect on the date hereof.

4.2           Amendments to Revolving Credit Documents.  The Revolving Creditors may at any time and from time to time and without consent of or notice to any Term Loan Creditor, without incurring any liability to the Term Loan Agent or any other Term Loan Creditor and without impairing or releasing any rights or obligations hereunder or otherwise, amend, restate, supplement, modify, substitute, Refinance, renew or replace any or all of the Revolving Credit Documents; provided, however, that the Revolving Creditors agree, solely for the benefit of the Term Loan Agent and the other Term Loan Creditors and not for the benefit of the Existing Notes Creditors, that they shall not amend, restate, supplement, modify, substitute, Refinance, renew or replace any or all of the Revolving Credit Documents in any manner that would violate the Revolving Credit Refinancing Conditions.

4.3           Amendments to Existing Notes Documents.  The Existing Notes Creditors may at any time and from time to time and without consent of or notice to any Term Loan Creditor or Revolving Creditor, without incurring any liability to the Term Loan Agent or any other Term Loan Creditor or the Revolving Agent or any other Revolving Creditor and without impairing or releasing any rights or obligations hereunder or otherwise, amend, restate, supplement, modify, substitute, Refinance, renew or replace any or all of the Existing Notes Documents; provided, however, that Existing Notes Creditors shall not amend, restate, supplement, modify, substitute, Refinance, renew or replace any or all of the Existing Notes Documents in any manner that would violate the Existing Notes Refinancing Conditions.

4.4           Enforcement Actions by Junior Secured Creditors.  Each Junior Secured Creditor shall give the Priority Secured Creditor at least 10 Business Days’ written notice prior to taking any Enforcement Action as to any Collateral that, as to such Junior Secured Creditor, is Non-Priority Collateral, which notice may be given during the pendency of any Standstill Period.  Notwithstanding the foregoing, the Existing Notes Creditors shall not take any Enforcement Action as to any Collateral prior to Payment in Full of all Revolving Credit Obligations and all Term Loan Obligations.

4.5           Legend; Authority.  Term Loan Agent and Revolving Agent and Existing Notes Agent agree to cause Term Loan Credit Agreement, the Revolving Credit Agreement and the Existing Notes Indenture, respectively, and each related mortgage and each other security document, to contain the following legend:

“THIS [AGREEMENT][INDENTURE] AND THE RIGHTS OF THE PARTIES HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE OMNIBUS INTERCREDITOR AGREEMENT DATED AS OF                                     , 20    , BETWEEN [                      ] AND THE OTHER CREDITORS PARTY THERETO FROM TIME TO TIME, AND THE [COMPANY AND THE GUARANTORS][COMPANY AND THE OTHER [GRANTORS][OBLIGORS]], AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS THEREOF.”

Notwithstanding the foregoing, if the jurisdiction in which any of the foregoing documents will be filed prohibits the inclusion of any language above or would prevent a document containing any such language from being recorded, the parties hereto, agree, prior to such document being entered into, to negotiate in good faith replacement language stating that the Liens granted under such document are subject to the provisions of this Agreement.

Term Loan Agent and Revolving Agent and Existing Notes Agent agree to cause the Term Loan Credit Agreement, the Revolving Credit Agreement and the Existing Notes Indenture, respectively, to contain the following provision:

“The [Lenders][Holders][other applicable term], [by their acceptance of the [Notes]][by their execution and delivery hereof], hereby irrevocably authorize and direct the [Agent][Trustee][other applicable term]  to enter into the Omnibus Intercreditor Agreement [as defined herein] on behalf of the [Agent][Trustee][other applicable term] and the  [Lenders][Holders][other applicable term], and agree to be bound by the provisions thereof as if they were direct signatories thereof, and to take all actions required to be taken by them in accordance with the provisions thereof, and to otherwise comply therewith, and irrevocably authorize and direct the [Agent][Trustee][other applicable term] to take all actions on its or the [Lenders’][Holders’][other applicable term] behalf as are necessary to comply with the provisions thereof.  The rights and remedies of the [Agent][Trustee][other applicable term], on behalf of the [Lenders][Holders][other applicable term], under this [Agreement][Indenture] shall be subject to the Omnibus Intercreditor Agreement as in effect from time to time.  In the event of any conflict between the terms of the Omnibus Intercreditor Agreement and this [Agreement][Indenture], the terms of the Omnibus Intercreditor Agreement shall govern and control.”

Section 5.               Purchase Options

5.1           Term Loan Agent Purchase Option.

(a)           Purchase Notice.  The Term Loan Creditors, acting through the Term Loan Agent as a single group, shall have the option to purchase from the Revolving Agent all but not less than all of the Revolving Credit Obligations at any time following the (i) acceleration of the Revolving Credit Obligations or termination of the commitment thereunder, (ii) the first commencement of an Enforcement Action by Revolving Agent with respect to a material portion of the Revolving Credit Priority Collateral or (iii) the commencement of any Insolvency Proceeding.  The Revolving Agent shall promptly deliver to the Term Loan Agent notice of the first to occur of the events described in clauses (i), (ii) or (iii) of this paragraph (a).  The Term Loan Agent (on behalf of the exercising Term Loan Creditors (the “Revolving Credit Obligations Purchaser”)) shall exercise this option by giving written notice (the “Term Loan Agent’s Purchase Notice”) of its election to the Revolving Agent within ten (10) Business Days following the delivery to the Term Loan Agent of such notice.  The Term Loan Agent’s Purchase Notice, once delivered, shall be irrevocable and shall not be subject to withdrawal or rescission.

(b)           Purchase Option Closing.  On the date specified by Term Loan Agent in the Term Loan Agent’s Purchase Notice (which shall not be less than 3 Business Days nor more than 15 Business Days after delivery to the Revolving Agent of the Term Loan Agent’s Purchase Notice) (the “Revolver Purchase Option Closing Date”), Revolving Creditors shall sell to Revolving Credit Obligations Purchaser and the Revolving Credit Obligations Purchaser shall purchase from Revolving Creditors the Revolving Credit Obligations, without recourse, representation or warranty (except as set forth in Section 5.1(e) below).

(c)           Purchase Price.  Such purchase and sale shall be made by execution and delivery by the applicable parties of an assignment agreement in form and substance reasonably satisfactory to all such parties.  On the Revolving Purchase Option Closing Date, the Revolving Credit Obligations Purchaser shall (i) pay to the Revolving Agent as the purchase price an amount equal to 100% of the Revolving Credit Obligations outstanding on the date of payment to Revolving Agent (including, without limitation, all unpaid interest, fees and any other charges accruing after the commencement of a bankruptcy, insolvency or liquidation proceeding, to the extent such amounts are allowed or are recoverable pursuant to Section 506 of the Bankruptcy Code or otherwise) other than Revolving Credit Obligations cash collateralized in accordance with clause (ii) below, then outstanding and unpaid, (ii) furnish cash collateral to Revolving Agent in such amounts as Revolving Agent determines is reasonably necessary to secure Revolving Agent in connection with any issued and outstanding Letters of Credit constituting Revolving Credit Obligations (but not in any event in an amount greater than 105% of the aggregate undrawn amount of such Letters of Credit) and any costs, expenses and indemnification obligations not yet due and payable but with respect to which a claim has been threatened or asserted in writing under any Obligation Document, (iii) agree to reimburse

Revolving Creditors for any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any issued and outstanding letters of credit and any checks or other payments provisionally credited to the Revolving Credit Obligations, and/or as to which Revolving Creditors have not yet received final payment and (iv) assume any then existing loan commitment thereunder. The purchase price shall be remitted by wire transfer or immediately available funds to such bank account of the Revolving Agent as the Revolving Agent may designate in writing to Term Loan Agent for such purpose.  Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by the Revolving Credit Obligations Purchaser to the bank account designated by the Revolving Agent are received in such bank account prior to 2:00 p.m. New York time.  Subject to the provisions of Section 5.1(d), following the consummation of such purchase, the Revolving Credit Obligations Purchaser shall be entitled to all rights and benefits under the Revolving Credit Documents to which the Revolving Creditors were entitled immediately prior to consummation of such purchase, including the right to receive fee income, expense reimbursement and indemnification.  All cash collateral and other amounts delivered or paid pursuant to clause (ii) of the preceding sentence in excess of amounts finally determined to be necessary to satisfy all reimbursements, costs, expenses and indemnification obligations owing in respect of items referred to in such clause (ii) shall be repaid to the Revolving Credit Obligations Purchaser for distribution pro rata to the Persons who paid such amounts to the Revolving Agent pursuant to such clause (ii).

(d)           Survival of Indemnification Rights; Excess Revolving Credit Obligations.  Notwithstanding the foregoing provisions of this Section 5.1, (i) no sale of the Revolving Credit Obligations shall terminate or impair any Obligor’s obligations to indemnify the Revolving Creditors pursuant to the Revolving Credit Documents, all of which indemnity obligations shall survive any such sale or assignment as an unsecured obligation of such Obligor; (ii) as between any Obligor and the Revolving Creditors, no such indemnification obligations shall be amended or modified without the Revolving Agent’s prior written consent; and (iii) Revolving Creditors shall retain all rights under the Revolving Credit Documents with respect to Excess Revolving Credit Obligations, but shall have no right to exercise any such rights until all Revolving Credit Obligations and Term Loan Obligations have been Paid in Full, unless the Term Loan Agent shall otherwise agree and any such exercise must otherwise comply with the terms of this Agreement.

(e)           Representations and Warranties.  Such purchase and sale shall be expressly made with the following representations and warranties by the Revolving Creditors:

(i)  the amount of the Revolving Credit Obligations being purchased (including the principal of and accrued and unpaid interest on and fees, including breakage fees and other charges in connection with, such Revolving Credit Obligations), and the extent of any existing loan commitment thereunder, (ii) that the Revolving Creditors own the Revolving Credit Obligations being purchased free and clear of any liens granted by the Revolving Creditors or Revolving Agent, and (iii) the Revolving Creditors have the full right and power to assign the Revolving Credit Obligations being purchased and such assignment has been duly authorized by all necessary action by Revolving Agent.

(f)            Early Termination Fee.  If any early termination fee, prepayment premium, yield maintenance or similar fee is provided for under the Revolving Credit

Documents at the time of the purchase and sale under this Section 5.1 but is not yet due and payable under the Revolving Credit Documents and otherwise due as part of the purchase price under Section 5.1(c), Term Loan Creditors agree not to modify or reduce such fee and, if such fee becomes due and payable within 90 days after such purchase and sale, Term Loan Creditors shall remit such fee to Revolving Agent as and when such fee is paid by Company or such other Obligors.

5.2           Revolving Agent Purchase Option

(a)           Purchase Notice.  Revolving Creditors shall have the option to purchase from the Term Loan Creditors all but not less than all of the Term Loan Obligations at any time following (i) Term Loan Agent or Term Loan Creditors have accelerated the maturity of all or a material portion of the Term Loan Obligations, (ii) the commencement of an Enforcement Action by Term Loan Agent with respect to a material portion of the Term Loan Priority Collateral, (iii) the commencement of any Insolvency Proceeding, or (iv) the extension of the final maturity date of the Term Loan Obligations.  The Term Loan Agent shall promptly deliver to the Revolving Agent notice of the first to occur of the events described in clauses (i), (ii), (iii) or (iv) of this paragraph (a). Revolving Agent (on behalf of the exercising Revolving Creditors (the “Term Obligations Purchaser”)) shall exercise this option by giving written notice (the “Revolving Agent’s Purchase Notice”) of its election to Term Loan Agent within ten (10) Business Days following the delivery of such notice.  The Revolving Agent’s Purchase Notice, once delivered, shall be irrevocable and shall not be subject to withdrawal or rescission.

(b)           Purchase Option Closing.  On the date specified by Revolving Agent in the Purchase Notice (which shall not be less than 3 Business Days nor more than 15 Business Days after delivery to the Term Loan Agent of the Revolving Agent’s Purchase Notice) (the “Term Loan Purchase Option Closing Date”), Term Loan Creditors shall sell to the Term Obligations Purchaser, and Term Obligations Purchaser shall purchase from Term Loan Creditors the Term Loan Obligations, without recourse, representation or warranty (except as set forth in Section 5.2(e) below).

(c)           Purchase Price.  Such purchase and sale shall be made by execution and delivery by the applicable parties of an assignment agreement in form and substance reasonably satisfactory to all such parties.  On the Term Loan Purchase Option Closing Date, the Term Obligations Purchaser shall (i) pay to the Term Loan Agent, for the benefit of the Term Loan Creditors, as the purchase price an amount equal to 100% of the Term Loan Obligations outstanding on the date of payment to Term Loan Agent (including, without limitation, all unpaid interest, fees and any other charges accruing after the commencement of a bankruptcy, insolvency or liquidation proceeding, to the extent such amounts are allowed or are recoverable pursuant to Section 506 of the Bankruptcy Code or otherwise) other than Term Loan Obligations cash collateralized in accordance with clause (ii) below, then outstanding and unpaid and (ii) furnish cash collateral to Term Loan Agent in such amounts as Term Loan Agent determines is reasonably necessary to secure Term Loan Agent in connection with any Term Loan Hedging Obligation and any costs, expenses and indemnification obligations not yet due and payable but with respect to which a claim has been threatened or asserted in writing under any Obligation Document. The purchase price shall be remitted by wire transfer or immediately available funds to such bank account of the Term Loan Agent, for the benefit of the Term Loan Creditors, as

Term Loan Agent may designate in writing to Revolving Agent for such purpose.  Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by the Term Obligations Purchaser to the bank account designated by Term Loan Agent are received in such bank account prior to 2:00 p.m. New York time.  Subject to the provisions of Section 5.2(d), following the consummation of such purchase, the Term Obligations Purchaser shall be entitled to all rights and benefits under the Term Loan Credit Documents to which the Term Loan Creditors were entitled immediately prior to consummation of such purchase, including the right to receive fee income, expense reimbursement and indemnification.  All cash collateral and other amounts delivered or paid pursuant to clause (ii) of the preceding sentence in excess of amounts finally determined to be necessary to satisfy all reimbursements, costs, expenses and indemnification obligations owing in respect of items referred to in such clause (ii) shall be repaid to the Term Obligations Purchaser for distribution pro rata to the Persons who paid such amounts to the Term Loan Agent pursuant to such clause (ii).

(d)                                 Survival of Indemnification Rights; Excess Term Loan Obligations.  Notwithstanding the foregoing provisions of this Section 5.2, (i) no sale of the Term Loan Obligations shall terminate or impair any Obligor’s obligations to indemnify the Term Loan Creditors pursuant to the Term Loan Credit Documents, all of which indemnity obligations shall survive any such sale or assignment as an unsecured obligation of such Obligor; (ii) as between any Obligor and the Term Loan Creditors, no such indemnification obligations shall be amended or modified without Term Loan Creditors prior written consent; and (iii) Term Loan Creditors shall retain all rights under the Term Loan Credit Documents with respect to Excess Term Obligations but shall have no right to exercise any such rights until all Term Loan Obligations and Revolving Credit Obligations have been Paid in Full, unless Revolving Agent shall otherwise agree, and any such exercise must otherwise comply with the terms of this Agreement.

(e)                                  Representations and Warranties.  Such purchase and sale shall be made without representation or warranty of any kind by Term Loan Creditors and without recourse to Revolving Agent, except for the following representations and warranties by the Term Loan Creditors:  (i)  the amount of the Term Loan Obligations being purchased (including the principal of and accrued and unpaid interest on and fees, including other charges in connection with, such Term Loan Obligations), and the extent of any existing loan commitment thereunder, (ii) that the Term Loan Creditors own the Term Loan Obligations being purchased free and clear of any liens granted by the Term Loan Creditors or Term Loan Agent, and (iii) each of the Term Loan Creditors has the full right and power to assign the Term Loan Obligations being purchased and such assignment has been duly authorized by all necessary action by the Term Loan Creditors.

(f)                                    Early Termination Fee.  If any early termination fee, prepayment premium, yield maintenance or similar fee is provided for under the Term Loan Credit Documents at the time of the purchase and sale under this Section 5.2 but is not yet due and payable under the Term Loan Credit Documents and otherwise due as part of the purchase price under Section 5.2(c), the Revolving Creditors agree not to modify or reduce such fee and, if such fee becomes due and payable within 90 days after such purchase and sale, Revolving Creditors shall remit such fee to the Term Loan Agent as and when such fee is paid by Company or such other Obligors.

5.3                                 Existing Notes Purchase Option.  Existing Notes Creditors shall not have any option to purchase from the Term Loan Creditors or the Revolving Creditors any of the Term Loan Obligations or the Revolving Credit Obligations, respectively, at any time.

Section 6.                                            Bankruptcy Matters.

6.1                                 Post Petition Financing; Cash Collateral.

(a)                                  If any Obligor or Obligors shall become subject to Insolvency Proceedings and such Obligor or Obligors as debtor(s)-in-possession (or a trustee appointed on behalf of such Obligor or Obligors) shall move for approval of financing (“DIP Financing”) to be provided by one or more of the Revolving Creditors (or to be provided by another person or group with the consent of the Revolving Agent) under the Bankruptcy Code (“Revolving Creditor DIP Financing”) or the use of cash collateral that is Revolving Credit Priority Collateral (“Revolver Cash Collateral”) with the consent (or non-objection) of the Revolving Creditors under the Bankruptcy Code, and the Revolving Agent on behalf of the Revolving Creditors consents (or does not object) to such use of Revolver Cash Collateral or Revolving Creditor DIP Financing, then subject to Section 6.2, the Term Loan Creditors and the Existing Notes Creditors agree as follows:

(i)                                     adequate notice to Term Loan Creditors and the Existing Notes Creditors for such Revolving Creditor DIP Financing or use of Revolver Cash Collateral shall be deemed to have been given to the Term Loan Creditors and the Existing Notes Creditors if the Term Loan Agent and the Existing Notes Agent, as applicable, receives at least 5 Business Days notice in advance of the hearing to approve such Revolving Creditor DIP Financing or Revolver Cash Collateral on an interim basis and at least 15 days in advance of the hearing to approve such Revolving Creditor DIP Financing or use of Revolver Cash Collateral on a final basis,

(ii)                                  subject to the satisfaction of the conditions in clause (iii)(A), (B) and (C) below, such Revolving Creditor DIP Financing (and any Revolving Credit Obligations which arose prior to the Insolvency Proceeding) may be secured by Liens on all or a part of the Revolving Credit Priority Collateral which shall be superior in priority to the Liens on the Revolving Credit Priority Collateral held by any other Person (or pari passu in priority with the Liens of the Revolving Creditors in the Revolving Credit Priority Collateral securing the Revolving Credit Obligations and senior to the Liens on the Revolving Credit Priority Collateral of any other Person), and

(iii)                               so long as (A) the aggregate principal amount of loans and letter of credit obligations outstanding under any such Revolving Creditor DIP Financing, together with the outstanding principal amount of the pre-petition Revolving Credit Obligations, does not exceed the Maximum Revolving Credit Principal Amount plus $3,000,000, (B) the Term Loan Creditors and the Existing Notes Creditors retain a Lien on the Revolving Credit Priority Collateral (including proceeds thereof arising after the commencement of such proceeding) with the same priority as existed prior to the commencement of the case under the Bankruptcy Code or similar Bankruptcy Law (junior in priority as to Revolving Credit Priority Collateral securing such Revolving

Creditor DIP Financing and junior in priority as to Revolving Credit Priority Collateral securing the Revolving Credit Obligations, including Senior Adequate Protection Liens and junior to any “carve-out” agreed to by the Revolving Agent or other Revolving Creditors (and in the case of the Existing Notes Creditors junior in priority as to Revolving Credit Priority Collateral to the Liens thereon securing the Term Loan Obligations)) and (C) the Term Loan Creditors and the Existing Notes Creditors receive a replacement Lien on post-petition assets, with the same priority as existed prior to the commencement of the case under the Bankruptcy Code or similar Bankruptcy Law (junior in priority to the Liens securing such Revolving Creditor DIP Financing, to any such “carve-out” and to the existing Liens in favor of the Revolving Agent on the Revolving Credit Priority Collateral, and in the case of the Existing Notes Creditors junior in priority to the Liens on the Revolving Credit Priority Collateral securing the Term Loan Obligations),

(1)                                  the Term Loan Creditors and the Existing Notes Creditors will not request or accept adequate protection or any other relief in connection with the use of such Revolver Cash Collateral or the Liens on Revolving Credit Priority Collateral securing such Revolving Creditor DIP Financing except as set forth in Section 6.2 below,

(2)                                  the Term Loan Creditors and the Existing Notes Creditors will subordinate (and will be deemed hereunder to have subordinated) their Liens in their Non-Priority Collateral (X) to the Liens securing such Revolving Creditor DIP Financing on the same terms (but on a basis junior to the Liens in Priority Collateral of the Revolving Creditors and, in the case of the Existing Loan Creditors, to the Liens of the Term Loan Creditors in such Revolving Credit Priority Collateral) as the Liens of the Revolving Creditors in their Priority Collateral are subordinated thereto (and, in the case of the Existing Loan Creditors, to the Liens of the Term Loan Creditors in such Revolving Credit Priority Collateral) (except that if the Liens securing such Revolving Creditor DIP Financing are to be pari passu in priority with the Liens of the Revolving Creditors in the Revolving Credit Priority Collateral securing the Revolving Credit Obligations, the Term Loan Creditors and the Existing Notes Creditors shall nonetheless subordinate their Liens in such Non-Priority Collateral to such Liens  (and, in the case of the Existing Loan Creditors, to the Liens of the Term Loan Creditors in such Revolving Credit Priority Collateral) and such subordination will not alter in any manner the terms of this Agreement), (Y) to any Senior Adequate Protection Liens or “replacement Liens” granted to the Revolving Creditors (and, in the case of the Existing Loan Creditors, to any Senior Adequate Protection Liens or “replacement Liens” granted to the Term Loan Creditors) as adequate protection of their interests in their Priority Collateral (or, in the case of the Term Loan Creditors in relation to the Existing Notes Creditors, as adequate protection of the Term Loan Creditors’ interests in any Collateral), and (Z) to any “carve-out” in an aggregate amount agreed to by the Revolving Agent or the other Revolving Creditors , provided that such “carve-out” shall be applied to the Revolving Credit Priority Collateral, whether such Collateral existed before or after the petition date, and

(3)                                  the Term Loan Creditors and the Existing Notes Creditors (X) shall not contest or oppose in any manner, any Revolving Creditor DIP Financing, or any Revolver Cash Collateral use or any adequate protection provided to the Revolving Creditors as adequate protection of their interests in their Priority Collateral, (Y) shall be deemed to have waived any objections to such adequate protection, Revolving Creditor DIP Financing or Revolver Cash Collateral use, including, without limitation, any objection alleging Obligors’ failure to provide “adequate protection” of the interests of the Term Loan Creditors or the Existing Notes Creditors and (Z) shall be deemed to have consented to the carve-out and to the subordination of the Liens of the Term Loan Agent and the Existing Notes Agent in the Revolving Credit Priority Collateral that secures the Revolving Credit DIP Financing, in each case pursuant to clause (2) above.

(b)                                 If any Obligor or Obligors shall become subject to Insolvency Proceedings and such Obligor or Obligors as debtor(s)-in-possession (or a trustee appointed on behalf of such Obligor or Obligors) shall move for approval of DIP Financing to be provided by one or more of the Term Loan Creditors or by a third party under the Bankruptcy Code (“Term Loan Creditor DIP Financing”) or the use of cash collateral that is Term Loan Priority Collateral (“Term Loan Cash Collateral”) with the consent (or non-objection) of the Term Loan Creditors under the Bankruptcy Code, and the Term Loan Agent on behalf of the Term Loan Creditors consents (or does not object) to such use of the Term Loan Cash Collateral or Term Loan Creditor DIP Financing, then subject to Section 6.2, the Revolving Creditors and the Existing Notes Creditors agree as follows:

(i)                                     adequate notice to Revolving Creditors and the Existing Notes Creditors for such Term Loan Creditor DIP Financing or use of Term Loan Cash Collateral shall be deemed to have been given to the Revolving Creditors and the Existing Notes Creditors if the Revolving Agent and the and the Existing Notes Agent receives notice at least 5 Business Days in advance of the hearing to approve such Term Loan Creditor DIP Financing or Term Loan Cash Collateral on an interim basis and at least 15 days in advance of the hearing to approve such Term Loan Creditor DIP Financing or use of Term Loan Cash Collateral on a final basis,

(ii)                                  subject to the satisfaction of the conditions in clause (iii)(A), (B) and (C) below, such Term Loan Creditor DIP Financing (and any Term Loan Obligations which arose prior to the Insolvency Proceeding) may be secured by Liens on all or a part of the Term Loan Priority Collateral which shall be superior in priority to the Liens on the Term Loan Priority Collateral held by any other Person (or pari passu in priority with the Liens of the Term Loan Priority Collateral securing the Term Loan Liens and senior to the Liens of any other Person), and

(iii)                               so long as (A) the aggregate principal amount of loans and letter of credit accommodations outstanding under any such Term Loan Creditor DIP Financing, together with the outstanding principal amount of the pre-petition Term Loan Obligations, does not exceed the Maximum Term Loan Principal Amount plus $20,000,000, (B) the Revolving Creditors and the Existing Notes Creditors retain a Lien on the Term Loan Priority Collateral (including proceeds thereof arising after the commencement of such proceeding) with the same priority as existed prior to the commencement of the case under the Bankruptcy Code or similar Bankruptcy Law (junior in priority as to Term Loan Priority Collateral securing such Term Loan Creditor DIP Financing or Term Loan Obligations, including Senior Adequate Protection Liens and junior to any “carve-out” agreed to by the Term Loan Agent or other Term Loan Creditors (and in the case of the Existing Notes Creditors junior in priority as to Term Loan Priority Collateral to the Liens thereon securing the Revolving Credit Obligations)) and (C) the Revolving Creditors and the Existing Notes Creditors receive a replacement Lien on post-petition assets, with the same priority as existed prior to the commencement of the case under the Bankruptcy Code or similar Bankruptcy Law (junior in priority to the Liens securing such Term Loan Creditor DIP Financing, to any such “carve-out” and to the existing Liens in favor of the Term Loan Agent on the Term Loan Priority Collateral (and in the case of the Existing Notes Creditors junior in priority to the Liens on the Term Loan Priority Collateral securing the Revolving Credit Obligations)),

(1)                                  the Revolving Creditors and the Existing Notes Creditors will not request or accept adequate protection or any other relief in connection with the use of such Term Loan Cash Collateral or the Liens on Term Loan Priority Collateral securing such Term Loan Creditor DIP Financing except as set forth in Section 6.2 below,

(2)                                  the Revolving Creditors and the Existing Notes Creditors will subordinate (and will be deemed hereunder to have subordinated) their Liens in their Non-Priority Collateral (X) to the Liens securing such Term Loan Creditor DIP Financing on the same terms (but on a basis junior to the Liens in Priority Collateral of the Term Loan Creditors and, in the case of the Existing Loan Creditors, to the Liens of the Revolving Creditors in such Term Loan Priority Collateral) as the Liens of the Term Loan Creditors in their Priority Collateral are subordinated thereto (and, in the case of the Existing Loan Creditors, to the Liens of the Revolving Creditors in such Term Loan Priority Collateral)(except that if the Liens securing such Term Loan Creditor DIP Financing are to be pari passu in priority with the Liens of the Term Loan  Creditors in the Term Loan Priority Collateral securing the Term Loan Obligations, the Revolving Creditors and the Existing Notes Creditors shall nonetheless subordinate their Liens in such Non-Priority Collateral to such Liens  (and, in the case of the Existing Loan Creditors, to the Liens of the Revolving Creditors in such Term Loan Priority Collateral) and such subordination will not alter in any manner the terms of this Agreement), (Y) to any Senior Adequate Protection Liens or  “replacement Liens” granted to the Term Loan Creditors as adequate protection of their interests in their Priority Collateral (or, in the case of the Revolving Creditors in relation to the Existing Notes Creditors, as adequate protection of the Revolving Creditors’ interests in any Collateral), and (Z) to any “carve-out” agreed to by the Term Loan Agent or the other Term Loan Creditors, provided that such “carve-out” shall be applied to the Term Loan Priority Collateral, whether such Collateral existed before or after the petition date, and

(3)                                  the Revolving Creditors (X) shall not contest or oppose in any manner any Term Loan Creditor DIP Financing, or any Term Loan Cash Collateral use or any adequate protection provided to the Term Loan Creditors as adequate protection of their interests in their Priority Collateral, (Y) shall be deemed to have waived any objections to such adequate protection, Term Loan Creditor DIP Financing or Term Loan Cash Collateral use, including, without limitation, any objection alleging Obligors’ failure to provide “adequate protection” of the interests of the Revolving Creditors or the Existing Notes Creditors and (Z) shall be deemed to have consented to the carve-out and to the subordination of the Liens of the Revolving Agent and the Existing Notes Agent in the Term Loan Priority Collateral that secures the Term Loan Creditor DIP Financing, in each case pursuant to clause (2) above.

(c)                                  The Term Loan Creditors shall not, directly or indirectly, offer to provide, support any other Person in providing, provide or seek to provide DIP Financing secured by Liens equal or senior to the Liens on the Revolving Credit Priority Collateral securing the Revolving Credit Obligations, without the prior written consent of the Revolving Agent.  In no event will any of the Term Loan Creditors seek to obtain a priming Lien on any of the Revolving Credit Priority Collateral and nothing contained herein shall be deemed to be a consent by Revolving Creditors to any adequate protection payments using Revolving Credit Priority Collateral. The Revolving Creditors shall not, directly or indirectly, offer to provide, support any other Person in providing, provide or seek to provide DIP Financing secured by Liens equal to or senior to the Liens on the Term Loan Priority Collateral securing the Term Loan Obligations, without the written consent of the Term Loan Agent.  In no event will any of the Revolving Creditors seek to obtain a priming Lien on any of the Term Loan Priority Collateral and nothing contained herein shall be deemed to be a consent by Term Loan Creditors to any adequate protection payments using Term Loan Priority Collateral.  The Existing Notes Creditors shall not, directly or indirectly, offer to provide, support any other Person in providing, provide or seek to provide DIP Financing secured by Liens equal or senior to the Liens on any Collateral securing the Revolving Credit Obligations or the Term Loan Obligations,  In no event will any of the Existing Notes Creditors seek to obtain a priming Lien on any of the Collateral and nothing contained herein shall be deemed to be a consent by Term Loan Creditors or the Revolving Creditors to any adequate protection payments in favor of the Existing Notes Creditors, or in respect of their Liens on any Collateral, using any of the Collateral.

6.2                                 Adequate Protection.  Notwithstanding the foregoing provisions in this Section 6, in any Insolvency Proceeding, if any Priority Secured Creditor (or any subset thereof) is granted adequate protection in respect of its interests in its Priority Collateral (a “Senior Adequate Protection Lien”) in the form of a replacement Lien, the Junior Secured Creditors (other than any Existing Notes Creditors) may seek (and the Priority Secured Creditors may not oppose) adequate protection of the interests of the Junior Secured Creditors in such Priority Collateral in the form of (i) a replacement Lien on the additional collateral subject to the Senior Adequate Protection Liens (the “Junior Adequate Protection Liens”), which Junior Adequate Protection Liens, if granted, will be subordinate to all Liens (other than Liens (including Senior Adequate Protection Liens) on Collateral that, as to such Junior Secured Creditor, is its Priority Collateral, in which the Liens of the Junior Secured Creditor shall remain senior, and, for clarity, other than any Liens securing the Existing Notes Obligations) securing the Priority Obligations

(including, without limitation, the Senior Adequate Protection Liens and any “carve-out” agreed to by the Priority Secured Creditors and any Liens securing debtor-in-possession financing (whether or not constituting DIP Financing)) on the same basis as the other Liens of the Junior Secured Creditor on the Priority Secured Creditor’s Priority Collateral securing the Junior Obligations are so subordinated under this Agreement (provided that any failure of the Term Loan Creditors or Revolving Creditors to obtain such Junior Adequate Protection Liens shall not impair or otherwise affect the agreements, undertakings and consents of the Term Loan Creditors or Revolving Creditors pursuant to Section 6.1) and (ii) superpriority claims under Section 507(b) of the Bankruptcy Code junior in all respects to the superpriority claims granted under Section 507(b) of the Bankruptcy Code to the Priority Secured Creditors on account of any of the Priority Obligations or granted under Section 364(c)(1) of the Bankruptcy Code with respect to any debtor-in-possession financing (whether or not constituting DIP Financing) or use of its cash collateral (e.g. Revolver Cash Collateral or Term Loan Cash Collateral, as applicable); provided that the inability of the Junior Secured Creditors to receive a Lien on actions under Chapter 5 of the Bankruptcy Code or proceeds thereof shall not affect the agreements and waivers set forth in this Section 6.2.  No Existing Notes Creditors shall seek any Junior Adequate Protection Liens or other adequate protection or replacement liens, or any superpriority claims under Section 507(b) of the Bankruptcy Code, in respect of the interests of the Existing Notes Creditors in any Collateral

6.3                                 Sale of Collateral; Waivers.

(a)                                  In any Insolvency Proceeding, the Junior Secured Creditors agree that they will not object to or oppose a Disposition of any Collateral that, as to such Junior Secured Creditor, is Non-Priority Collateral, free and clear of Liens or other claims under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code, if the Priority Secured Creditors with respect to such Collateral have consented to such Disposition.  No Junior Secured Creditor shall initiate or prosecute or join with any other Person to initiate or prosecute any claim, action or other proceeding, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever including, without limitation, (i) challenging the enforceability, validity, priority (on terms inconsistent with this Agreement) or perfected status of any Liens on any Collateral securing the Priority Obligations of the Priority Secured Creditors under the applicable Obligation Documents, (ii) asserting any claims which the Company or any other Obligor may hold with respect to the Priority Secured Creditors, or (iii) determination of any other Secured Creditor in respect of any Priority Collateral or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise.  No Secured Creditor will assert a claim that challenges the perfection or validity of a Lien or Obligations of another Secured Creditor that is based on allegations (x) of fraudulent conveyance, unlawful payment of distributions to equity holders or other like allegations, or (y) that could be asserted with comparable merit against Liens, interests or rights of the Person asserting the claim.

(b)                                 Notwithstanding any other provision in this Agreement, any Secured Creditor (other than any Existing Notes Creditor) may credit bid for any assets that are subject to any Disposition in any Insolvency Proceeding in accordance with Section 363(k) of the Bankruptcy Code; provided, that (i) unless, prior to or in connection with a successful credit bid, the Revolving Credit Obligations are Paid In Full, no Term Loan Creditor may credit bid on any Revolving Credit Priority Collateral and (ii) unless, prior to or in connection with a successful credit bid, the Term Loan Obligations are Paid In Full, no Revolving Creditor may credit bid on any Term Loan Priority Collateral .  No Existing Notes Creditor may credit bid for any assets that are subject to any Disposition in any Insolvency Proceeding in accordance with Section 363(k) of the Bankruptcy Code or otherwise.

6.4                                 Invalidated Payments.  To the extent that any Secured Creditor receives payments on its Priority Obligations or Proceeds of Priority Collateral for application to its Priority Obligations which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Bankruptcy Law, common law, equitable cause or otherwise (and whether as a result of any demand, settlement, litigation or otherwise) (each a “Priority Claim Avoidance”), then to the extent of such payment or Proceeds received, such Priority Obligations, or part thereof, intended to be satisfied by such payment or Proceeds shall be revived and continue in full force and effect as if such payments or Proceeds had not been received by such Priority Secured Creditors, and this Agreement, if theretofore terminated, shall be reinstated in full force and effect as of the date of such Priority Claim Avoidance, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the Lien priorities and the relative rights and obligations of the Priority Secured Creditors and the Junior Secured Creditors provided for herein with respect to any event occurring on or after the date of such Priority Claim Avoidance.  The Junior Secured Creditors further agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

6.5                                 Payments.  Nothing in this Agreement prohibits or limits the right of a Junior Secured Creditor (other than any Existing Notes Creditor) to receive and retain any debt or equity securities that are issued by a reorganized debtor in respect of its Lien in its Non-Priority Collateral pursuant to a plan of reorganization or similar dispositive restructuring plan in connection with an Insolvency Proceeding, provided that any debt securities received by a Junior Secured Creditor to the extent on account of its Junior Obligations in respect of its Non-Priority Collateral that constitutes a “secured claim” within the meaning of Section 506(b) of the Bankruptcy Code will be paid over or otherwise transferred to the Priority Secured Creditor for application in accordance with Section 2.5, unless such distribution is (x) made under a plan that is consented to by the affirmative vote of all classes composed of the secured claims of Priority Secured Creditors or (y) is of debt securities that (A) are secured by a Lien on assets of the reorganized debtor which assets are, as to such Junior Secured Creditor in its capacity as Priority Secured Creditor hereunder, of the same character as its Priority Collateral hereunder, and (B) if secured by assets that are of the same character as its Non-Priority Collateral hereunder, such assets referred to in this clause (B) also secure debt securities distributed to the Priority Secured Creditor in respect of its Lien on such Collateral that is its Priority Collateral, and such Lien of the Junior Secured Creditor referred to in this clause (B) is junior in priority to the Lien of the Priority Secured Creditor in such assets to the same extent as the Lien on its Non-Priority Collateral is junior to the Lien thereon of the Priority Secured Creditor as provided herein, and in such case the provisions of the next sentence shall govern.  If, in an Insolvency Proceeding, debt securities of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of the Priority Secured Creditors’ Liens in their Priority Collateral and on account of Junior Secured Creditors’ Liens in such Collateral, then, to the extent the debt securities distributed on account of the Priority Secured Creditors’ Liens in their Priority Collateral and on account of the Junior Secured Creditors’ Liens in such Collateral are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt securities pursuant to such plan and will apply with like effect to the Liens securing such debt securities.  Notwithstanding the foregoing, if any Existing Notes Creditor shall receive in respect of their Lien on any Collateral any debt or equity securities that are issued by a reorganized debtor pursuant to a plan of reorganization or similar dispositive restructuring plan in connection with an Insolvency Proceeding, then unless such distribution is made under a plan that is consented to by the affirmative vote of all classes composed of the secured claims of Priority Secured Creditors, all such debt or equity securities so received shall be paid or delivered directly to Priority Secured Creditors (to be held and/or applied by the Priority Secured Creditors in accordance with the terms of Section 3.8 hereof)

In the event of any Insolvency Proceeding, except as otherwise provided above, all Proceeds of Priority Collateral (including, without limitation, any Distribution which would otherwise, but for the terms hereof, be payable or deliverable in respect of the Junior Obligations as to such Priority Collateral) shall be paid or delivered directly to Priority Secured Creditor (to be held and/or applied by the Priority Secured Creditor in accordance with the terms of the applicable Obligation Documents) until all Priority Obligations are Paid In Full before any of the same shall be made to one or more of the Junior Secured Creditors on account of any Junior Obligations, and each Junior Secured Creditor irrevocably authorizes, empowers and directs any debtor, debtor in possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such Distributions in respect of its Junior Obligations to the Priority Secured Creditor.  Each Junior Secured Creditor also irrevocably authorizes and empowers the Priority Secured Creditors, in the name of each Junior Secured Creditor, to demand, sue for, collect and receive any and all such Distributions in respect of any Junior Obligations to which the Priority Secured Creditors are entitled hereunder.

6.6                                 Separate Grants of Security and Separate Classification.  Each Secured Creditor acknowledges and agrees that (a) the grants of Liens pursuant to the Term Loan Credit Documents and the Revolving Credit Documents and the Existing Notes Documents constitute three separate and distinct grants of Liens and (b) because of their differing rights in the Collateral, the Revolving Credit Secured Claims, the Term Loan Secured Claims and the Existing Notes Secured Claims are fundamentally different and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding.  No Term Loan Creditor shall seek in any Insolvency Proceeding to be treated as part of the same class of creditors as the Revolving Creditors or the Existing Notes Creditors or shall oppose any pleading or motion for the Revolving Creditors, the Existing Notes Creditors and the Term Loan Creditors to be treated as separate classes of creditors.  No Revolving Creditor shall seek in any Insolvency Proceeding to be treated as part of the same class of creditors as the Term Loan Creditors or the Existing Notes Creditors or shall oppose any pleading or motion for the Revolving Creditors, the Existing Notes Creditors  and the Term Loan Creditors to be treated as separate classes of creditors.  No Existing Notes Creditor shall seek in any Insolvency Proceeding to be treated as part of the same class of creditors as the Revolving Creditors or the Term Loan Creditors or shall oppose any pleading or motion for the Revolving Creditors, the Existing Notes Creditors and the

Term Loan Creditors to be treated as separate classes of creditors.  Notwithstanding the foregoing, if it is held that the Revolving Credit Secured Claims and/or the Existing Notes Secured Claims and/or the Term Loan Secured Claims in respect of the Collateral constitute only one secured claim (rather than separate classes of secured claims), then the Secured Creditors hereby acknowledge and agree that all distributions shall be made as if there were separate classes of secured claims against the Company and the other Obligors in respect of the Collateral, with the effect being that, to the extent that the aggregate value of the Priority Collateral exceeds the amount of the Priority Obligations, the Priority Secured Creditors as to such Priority Collateral shall be entitled to receive to the extent of such excess, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, and fees, costs and charges incurred subsequent to the commencement of the applicable Insolvency Proceeding to the extent constituting Revolving Credit Obligations or Term Loan Obligations, as applicable, in accordance with the other provisions hereof before any distribution from such Priority Collateral is made in respect of any of the claims held by the Junior Secured Creditors as to such Collateral.

6.7                                 Rights as Unsecured Lenders; Release of Lien in Non-Priority Collateral.  In any Insolvency Proceeding, to the extent not prohibited by this Agreement, each Secured Creditor may take any action, file any pleading, appear in any proceeding and exercise rights and remedies that could be taken by any unsecured creditor, in its capacity as such.

6.8                                 Relief From the Automatic Stay.  Until the Priority Obligations have been Paid in Full, the Junior Secured Creditor agrees that it shall not, without the prior written consent of the Priority Secured Creditor, seek or request relief from or modification of the automatic stay or any other stay in any Insolvency Proceeding in respect of any part of the Priority Collateral or any Proceeds thereof; provided, that, in the event the Priority Secured Creditor seeks or requests relief from or modification of the automatic stay or any other stay in any Insolvency Proceeding in respect of its Priority Collateral, the Priority Secured Creditor agrees that the Junior Secured Creditor may seek or request similar relief to that sought by the Priority Secured Creditor, so that the Junior Secured Creditor may seek to exercise its rights and remedies under the Junior Documents and against such Collateral and Proceeds thereof subject to the provisions of this Agreement.

6.9                                 Effect of Agreement in Bankruptcy.  This Agreement shall be applicable both before and after the filing of any petition by or against any Obligor under the Bankruptcy Code or any other Insolvency Proceeding and all converted or succeeding cases in respect thereof, and all references herein to any Obligor shall be deemed to apply to any trustee for such Obligor and such Obligor as a debtor-in-possession.  The relative rights of the Term Loan Creditors and the Revolving Creditors and the Existing Notes Creditors in respect of any Collateral or Proceeds thereof shall continue after the filing of such petition on the same basis as prior to the date of such filing.  This Agreement shall constitute a “subordination agreement” for the purposes of Section 510(a) of the Bankruptcy Code and shall be enforceable in any Insolvency Proceeding in accordance with its terms.

Section 7.                                            Representations and Warranties.

The Revolving Agent and the Term Loan Agent and the Existing Notes Agent each represent and warrant to the other parties hereto that it is authorized under the Revolving Credit Agreement and the Term Loan Credit Agreement and the Existing Notes Indenture, as the case may be, to enter into this Agreement.

Section 8.                                            Miscellaneous.

8.1                                 Termination.  Subject to Section 6.4 and subject to Section 3.8, (i) this Agreement shall terminate as to the Revolving Creditors (except for their obligations and agreements under Section 2, Section 3.5, Section 3.8, and Section 8, which shall continue in full force and effect) and be of no further force and effect with respect to or for the benefit of the Revolving Creditors (except as aforesaid) upon Payment in Full of the Revolving Credit Obligations, and (ii) this Agreement shall terminate as to the Term Loan Creditors (except for their obligations and agreements under Section 2, Section 3.5, Section 3.8, Section 8, which shall continue in full force and effect) and be of no further force and effect with respect to or for the benefit of the Term Loan Creditors (except as aforesaid) upon Payment in Full of the Term Loan Obligations.

8.2                                 Successors and Assigns; No Third Party Beneficiaries.

(a)                                  This Agreement shall be binding upon each Secured Creditor and its respective successors and assigns and shall inure to the benefit of each Secured Creditor and its respective successors, participants and assigns.  Except solely to the extent of the Obligors’ rights to consent pursuant to and subject to the conditions in Section 8.7(b), no other Person shall have or be entitled to assert rights or benefits hereunder.

(b)                                 Each Secured Creditor reserves the right to grant participations in, or otherwise sell, assign, transfer or negotiate all or any part of, or any interest in, their respective Obligations; provided that no Secured Creditor shall be obligated to give any notices to or otherwise in any manner deal directly with any participant in the Obligations and no participant shall be entitled to any rights or benefits under this Agreement, except through the Secured Creditor with which it is a participant.

(c)                                  In connection with any participation or other transfer or assignment, a Secured Creditor (i) may, subject to its respective Obligation Documents, disclose to such assignee, participant or other transferee or assignee all documents and information which such Secured Creditor now or hereafter may have relating to any Obligor or the Collateral and (ii) shall disclose to such participant or other transferee or assignee the existence and terms and conditions of this Agreement.

8.3                                 Notices.  All notices and other communications provided for hereunder shall be in writing and shall be sent by registered mail, return receipt requested, sent by overnight courier, telecopied or sent by PDF or other readable electronic means, delivered, as follows:

(a)                                  if to the Term Loan Agent, to it at the following address:

Attention:

Re:  FiberTower

Fax:  (      )

Email:

with a copy to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue, 48th Floor

New York, New York 10066-0193

Attn: Robert L. Cunningham

Re:  FiberTower

Fax: (212) 351-25208

Email: Rcunningham@GibsonDunn.com

(b)                                 if to the Revolving Agent, to it at the following address:

                                            ,

RE: FiberTower

Attention:

Fax:  (      )

Email:

With a copy to:

RE: FiberTower
Attention:
Fax:  (      )
Email:

(c)                                  if to the Existing Notes Agent, to it at the following address:

,

RE: FiberTower
Attention:
Fax:  (      )
Email:

With a copy to:

RE: FiberTower
Attention:
Fax:  (      )
Email:

(d)                                 If to any Obligor, to it at the following address:

c/o FiberTower Corporation

Attention:
Fax:

with a copy to:

RE:
Attention:
Fax:  (      )
Email:

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 8.3.  All such notices and other communications shall be effective (i) if sent by registered mail, return receipt requested, when received or 3 Business Days after mailing, whichever first occurs, (ii) if telecopied or sent by other electronic means, when transmitted and a confirmation is received, provided the same is on a Business Day and, if not, on the next Business Day or (iii) if delivered by messenger or overnight courier, upon delivery, provided the same is on a Business Day and, if not, on the next Business Day.

8.4                                 Counterparts.  This Agreement may be executed by the parties hereto in several counterparts, and each such counterpart shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  A signed counterpart (or signature page) of this Agreement delivered by facsimile, PDF or other electronic means shall be effective for all purposes as a manually signed original thereof whether or not an original executed counterpart thereof is delivered, and each party hereto shall promptly on request by any other party hereto deliver a manually signed original executed counterpart to each such requesting party.

8.5                                 GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE.  THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.  EACH OF THE PARTIES HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG THE PARTIES HERETO PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK.  EACH OF THE PARTIES HERETO EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS.

8.6                                 MUTUAL WAIVER OF JURY TRIAL.  THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS RELATED THERETO.

8.7                                 Amendments.

(a)                                  No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Person from the terms hereof, shall in any event be effective unless it is in writing and (i) insofar as it relates to any rights or obligations of the Term Loan Agent and Revolving Agent as between themselves, signed by the Term Loan Agent and the Revolving Agent, and (ii) insofar as it relates to any rights or obligations of the Existing Notes Creditors, signed by the Existing Notes Agent, the Term Loan Agent and the Revolving Agent.

(b)                                 No Obligor shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement.

8.8                                 No Waiver.  No failure or delay on the part of any Secured Creditor in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.

8.9                                 Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provisions in any other jurisdiction.

8.10                           Further Assurances.  Each party hereto agrees to cooperate fully with each other party hereto to effectuate the intent and provisions of this Agreement and, from time to time, to execute and deliver any and all other agreements, documents or instruments, and to take such other actions, as may be reasonably necessary or desirable to effectuate the intent and provisions of this Agreement.

8.11                           Headings.  The section headings contained in this Agreement are and shall be without meaning or content whatsoever and are not part of this Agreement.

8.12                           Credit Analysis.  The Secured Creditors (other than any Person acting as a trustee or collateral agent) shall each be responsible for keeping themselves informed of (a) the financial condition of the Obligors and all other all endorsers, obligors and/or guarantors of the  Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Obligations.  No Secured Creditor shall have any duty to advise any other Secured Creditor of information known to it regarding such condition or any such other circumstances.  No Secured Creditor assumes any liability to any other Secured Creditor or to any other Person with respect to:  (i) the financial or other condition of Obligors under any instruments of guarantee with respect to the Obligations, (ii) the enforceability, validity, value or collectibility of the Obligations, any Collateral therefor or any guarantee or security which may have been granted in connection with any of the Obligations or (iii) any Obligor’s title or right to transfer any Collateral or security.

8.13                           Waiver of Claims.  To the maximum extent permitted by law, each party hereto waives any claim it might have against any Secured Creditor with respect to, or arising out of, any action or failure to act or any error of judgment or negligence, mistake or oversight whatsoever on the part of any other party hereto or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the Obligation Documents or any transaction relating to the Collateral in accordance with this Agreement.  None of the Secured Creditors, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or, except as specifically provided herein, shall be under any obligation to Dispose of any Collateral upon the request of any Obligor or any Secured Creditor or any other Person or to take any other action whatsoever with regard to any Collateral or any part thereof.

8.14                           Conflicts.  In the event of any conflict between the provisions of this Agreement and the provisions of the Obligation Documents, the provisions of this Agreement shall govern.

8.15                           Specific Performance.  Each of the Term Loan Agent and the Revolving Agent and the Existing Notes Agent may demand specific performance of this Agreement and, on behalf of itself and the respective other Secured Creditors, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action which may be brought by the respective Secured Creditors.

8.16                           Provisions Solely to Define Relative Rights.  The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Secured Creditors.  None of the Obligors or any other creditor thereof shall have any rights hereunder, and none of the Obligors may rely on the terms hereof.  Nothing in this Agreement is intended to or shall impair the obligations of Obligors under the Obligations Documents.

8.17                           Lien Priority Provisions; Subrogation.  This Agreement and the rights and benefits hereunder shall inure solely to the benefit of the Term Loan Agent, the Term Loan Creditors and the Revolving Agent and the Revolving Creditors and the Existing Notes Agent and the Existing Notes Creditors and their respective successors and permitted assigns and no other Person (including the Obligors or any trustee, receiver, debtor in possession or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert rights or benefits hereunder.  Each Junior Secured Creditor hereby agrees that until the Term Loan Termination Date, if the Junior Secured Creditor is the Revolving Agent, or the Revolving Credit Termination Date, if the Junior Secured Creditor is the Term Loan Agent, it will not assert any rights of subrogation it or they may acquire as a result of any payment hereunder.  Each Existing Notes Creditor hereby agrees that until the later of the Term Loan Termination Date and Revolving Credit Termination Date, it will not assert any rights of subrogation it or they may acquire as a result of any payment hereunder.  Nothing contained in this Agreement is intended to or shall impair the obligation of any Obligor to pay the Obligations as and when the same shall become due and payable in accordance with their respective terms.

8.18                           Entire Agreement.  This Agreement and the Obligation Documents embody the entire agreement of the Obligors, the Term Loan Agent, the Term Loan Creditors, the Revolving Agent, the Revolving Creditors and the Existing Notes Agent and the Existing Notes Creditors with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings relating to the subject matter hereof and thereof and any draft agreements, negotiations and/or discussions involving any Obligor and any of the Term Loan Agent, the Term Loan Creditors, the Revolving Agent, the Revolving Creditors and the Existing Notes Agent and the Existing Notes Creditors relating to the subject matter hereof.

8.19                           Indemnification.  The Existing Notes Agent, the New Notes Agent, the Term Loan Agent and each other Secured Creditor shall be entitled to reimbursement of their respective expenses incurred hereunder and indemnity in connection with the actions taken by any of them hereunder.  The Obligors, jointly and severally, hereby agree to indemnify and hold harmless the Existing Notes Agent, the New Notes Agent, the Term Loan Agent, and each other Secured Creditor and their respective directors, officers, employees, agents, successors and assigns, against and from any and all claims, actions, liabilities, costs and expenses of any kind or nature whatsoever (including reasonable fees and disbursements of counsel) that may be imposed on, incurred by, or asserted against any of them, in any way relating to or arising out of this Agreement, any exercise of remedies hereunder or any other action taken or omitted by them hereunder, except to the extent a court holds in a final and nonappealable judgment that such claims, actions, liabilities, costs, and expenses directly resulted from the gross negligence or willful misconduct of such indemnified Person.  The provisions of this Section shall survive Payment in Full of the Existing Notes Obligations, the New Notes Obligations, and the Term Loan Obligations, the discharge or satisfaction of the Existing Notes Indenture and the New Notes Indenture, and the termination of this Agreement.

8.20                           Obligations Unconditional.  All rights, interests, agreements and obligations hereunder of the Priority Secured Creditors in respect of any Collateral and the Junior Secured Creditors in respect of such Collateral shall remain in full force and effect regardless of:

(a)                                  any lack of validity or enforceability of any Priority Document or any Junior Document and regardless of whether the Liens of the Priority Secured Creditor are not perfected or are voidable for any reason;

(b)                                 any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Obligations or Junior Obligations, or any amendment or waiver or other modification (including any increase in the amount thereof), whether by course or conduct or otherwise, of the terms of any Priority Document or any Junior Document to the extent not inconsistent with the provisions hereof;

(c)                                  any lack of perfection of any Lien on any Collateral or except as expressly provided herein, any exchange or release of Collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senor Obligations or Junior Obligations or any guarantee thereof; or

(d)                                 the commencement of any Insolvency Proceeding in respect of any Obligor.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

,
as Term Loan Agent

By:
Name:
Title:

.,
as Revolving Agent

By:
Name:
Title:

.,
as Existing Notes Agent

By:
Name:
Title:

Signature Page to Amended and Restated Intercreditor Agreement

Each of the undersigned hereby acknowledges and agrees to the foregoing terms and provisions.

COMPANY AND OTHER OBLIGORS:

FIBERTOWER CORPORATION

By:
Name:
Title:

FIBERTOWER NETWORK SERVICES CORP.

By:
Name:
Title:

ART LEASING, INC.

By:
Name:
Title:

TELIGENT SERVICES ACQUISITION, INC.

By:
Name:
Title:

ART LICENSING CORPORATION

By:
Name:
Title:

Signature Page to Amended and Restated Intercreditor Agreement

FIBERTOWER SOLUTIONS CORPORATION

By:
Name:
Title:

Signature Page to Amended and Restated Intercreditor Agreement